     As filed with the Securities and Exchange Commission on April 26, 2006

                                             1933 Act Registration No. 333-42479
                                             1940 Act Registration No. 811-08557
                                                              CIK No. 0001048607

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-effective Amendment No. 12

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 5


                   LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE
                                    ACCOUNT M
                           (Exact Name of Registrant)

                                Lincoln VUL - I
                                 Lincoln VUL CV
                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                            (Exact Name of Depositor)

              1300 South Clinton Street, Fort Wayne, Indiana 46802 (Address of Depositor's Principal Executive Offices)

                Depositor's Telephone Number, including Area Code
                                 (260) 455-2000

          Dennis L. Schoff, Esquire                             Copy To:
The Lincoln National Life Insurance Company         Lawrence A. Samplatsky, Esquire
         1300 South Clinton Street            The Lincoln National Life Insurance Company
               P.O. Box 1110                               350 Church Street
          Ft. Wayne, Indiana 46802                      Hartford, CT 06103-1106
  (Name and Address of Agent for Service)

             Aproximate date of proposed public offering: Continuous Indefinite Number of Units of Interest in Variable Life Insurance Contracts
                     (Title of Securities Being Registered)


     An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending December 31, 2005 was filed March 24, 2006.

     It is proposed that this filing will become effective (check appropriate box)

     [ ]  immediately upon filing pursuant to paragraph (b)
     [X]  on May 1, 2006 pursuant to paragraph (b)
     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  on          pursuant to paragraph (a) (1) of Rule 485.
          This Post-Effective Amendment designates a new effective date for a [ ] previously filed Post-Effective Amendment.


================================================================================

                                  Prospectus 1

Lincoln Life Flexible Premium Variable Life Account M
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, Indiana 46802
(800) 454-6265

Administrative Office:
Client Service Center
350 Church Street - MVL1
Hartford, CT 06103-1106
(800) 444-2363

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
     This prospectus describes Lincoln VUL-I, a flexible premium variable life insurance contract (the "policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our"). The policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.


     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. The policy features funds (the "funds"), offered through the following fund families. Comprehensive information on the funds offered may be found in the funds prospectus which is furnished with this prospectus.
                  o AIM Variable Insurance Funds


                  o Delaware VIP Trust

                  o DWS Investments VIT Funds
                   (formerly Scudder Investments VIT Funds)


                  o Fidelity Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust


                  o Premier VIT




Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This policy may not be available in all states, and this prospectus only offers the policy for sale in jurisdictions where such offer and sale are lawful.





                         Prospectus Dated: May 1, 2006


                                 Table of Contents




Contents                                                   Page
----------------------------------------------------      -----
POLICY SUMMARY .....................................         3
    Benefits of Your Policy ........................         3
    Risks of Your Policy ...........................         3
    Charges and Fees ...............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT ..............................         7
    Principal Underwriter ..........................         7
    Fund Participation Agreements ..................         7
    Distribution of the Policies and
      Compensation .................................         8
    Funds ..........................................         9
    Fund Withdrawal and Substitution ...............        10
    Voting Rights ..................................        10
POLICY CHARGES AND FEES ............................        11
    Premium Load; Net Premium Payment ..............        11
    Surrender Charges ..............................        11
    Partial Surrender Fee ..........................        12
    Fund Transfer Fee ..............................        12
    Mortality and Expense Risk Charge ..............        12
    Cost of Insurance Charge .......................        12
    Administrative Fee .............................        13
    Policy Loan Interest ...........................        13
    Rider Charges ..................................        13
    Case Exceptions ................................        13
YOUR INSURANCE POLICY ..............................        13
    Application ....................................        14
    Owner ..........................................        15
    Right-to-Examine Period ........................        15
    Initial Specified Amount .......................        15
    Transfers ......................................        15
    Market Timing ..................................        16
    Optional Sub-Account Allocation Programs .......        16
    Riders .........................................        17


Contents                                                   Page
----------------------------------------------------      -----
    Continuation of Coverage .......................        17
    Termination of Coverage ........................        17
    State Regulation ...............................        18
PREMIUMS ...........................................        18
    Allocation of Net Premium Payments .............        18
    Planned Premiums; Additional Premiums ..........        18
    Policy Values ..................................        19
DEATH BENEFITS .....................................        20
    Death Benefit Options ..........................        20
    Changes to the Initial Specified Amount and
      Death Benefit Options ........................        20
    Death Benefit Proceeds .........................        21
POLICY SURRENDERS ..................................        21
    Partial Surrender ..............................        22
POLICY LOANS .......................................        22
LAPSE AND REINSTATEMENT ............................        23
    No Lapse Provision .............................        23
    Reinstatement of a Lapsed Policy ...............        24
TAX ISSUES .........................................        24
    Taxation of Life Insurance Contracts in
      General ......................................        24
    Policies Which Are MECs ........................        25
    Policies Which Are Not MECs ....................        26
    Other Considerations ...........................        26
    Fair Value of Your Policy ......................        27
    Tax Status of Lincoln Life .....................        27
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS .....................................        27
LEGAL PROCEEDINGS ..................................        27
FINANCIAL STATEMENTS ...............................        27
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION ...........................        28

2

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The policy this prospectus describes is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy. With the wide variety of investment options available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. You should refer to each fund prospectus for comprehensive information on each fund. You may also use the Fixed Account to fund your policy.



Risks of Your Policy

Fluctuating Investment Performance. A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in each fund's prospectus. You should review these prospectuses before making your investment decision.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated. Outstanding policy loans increase the risk of lapse.

Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit.

Adverse Consequences of Early Surrender. There are surrender charges assessed if you surrender your policy within the first 10 policy years, and fees assessed for partial surrenders in all policy years. Full or partial surrenders may result in tax consequences. Depending on the amount of premium paid, or any reduction in specified amount, there may be little or no surrender value available. Partial surrenders may reduce the policy value and death benefit, and may increase the risk of lapse.

Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.


                                                                               3

Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning and surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer invested amounts between Sub-Accounts.



                                             Table I: Transaction Fees
                                         When Charge                                      Amount
         Charge                          is Deducted                                     Deducted
 Maximum sales charge         When you pay a premium.                5.0% of each premium payment.
 imposed on premiums
 (load)
 Surrender Charge             Upon full surrender of your            This charge will never exceed $54.00 per $1000
                              policy (years 1-10).                   of specified amount.1
 Partial Surrender Fee        When you take a partial                The lesser of $25 or 2% of the amount
                              surrender of your policy.              surrendered.
 Fund Transfer Fee            Applied to any transfer request        $25
                              in excess of 12 made during
                              any policy year.

1 Surrender charge varies by the number of years since date of issue or the date of an increase in specified amount, and, the specified amount.


4

Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



                          Table II: Periodic Charges Other Than Fund Operating Expenses
                                        When Charge                                    Amount
          Charge                        is Deducted                                   Deducted
 Cost of Insurance*             Monthly
  Minimum and                                                    The monthly cost of insurance rates for standard
  Maximum Charge                                                 issue individuals ranges from a guaranteed
                                                                 minimum of $0.00 per $1,000 per month to a
                                                                 guaranteed maximum of $83.33 per $1,000 per
                                                                 month of net amount at risk.

                                                                 Individuals with a higher mortality risk than
                                                                 standard issue individuals can be charged from
                                                                 125% to 800% of the standard rate.
  Charge for a                                                   For a male, age 45, nonsmoker, the guaranteed
  Representative Insured                                         maximum monthly cost of insurance rate is $.38
                                                                 per $1,000 of net amount at risk.

                                                                 For a female, age 45, nonsmoker, the guaranteed
                                                                 maximum monthly cost of insurance rate is $.30
                                                                 per $1,000 of net amount at risk.
 Mortality and Expense          Daily (at the end of each        Daily charge as a percentage of the value of the
 Risk Charge ("M&E")            valuation day).                  Separate Account, guaranteed at an effective
                                                                 annual rate of 0.90%.1
 Administrative Fee             Monthly                          $15.00 per month.2
 Policy Loan Interest           Annually                         8.0% annually of the amount held in the loan
                                                                 account.

1 The current charge is at an effective annual rate of 0.80% in policy years 1-12 and 0.55% in policy years 13 and beyond, guaranteed not to exceed 0.90%. 2 $15 per month for the first policy year, and $5 per month afterward, guaranteed not to exceed $10 per month after the first policy year.


                                                                               5


             Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Rider Charges                                     Individualized based on optional Rider(s)
                                                   selected.
 Waiver of Monthly              Monthly
 Deduction Rider*
  Minimum and                                      The waiver of monthly deduction rate factor
  Maximum Charge                                   ranges from a minimum of 2% of all other
                                                   covered monthly charges to a maximum of 12%
                                                   of all other covered monthly charges.
  Charge for a                                     For a male, age 45, nonsmoker, the maximum
  Representative Insured                           rate factor is 3.5% of all other covered monthly
                                                   charges.

                                                   For a female, age 45, nonsmoker, the maximum
                                                   rate factor is 5% of all other covered monthly
                                                   charges.

* These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from your Sub-Account values, on a pro rata basis. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Minimum        Maximum
 Total management fees, distribution and/or service         0.34%         1.57% 4
 (12b-1) fees, and other expenses.



4 Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.33%. These waivers and reductions generally extend through April 30, 2007 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect.



6

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.


Lincoln Life Flexible Premium Variable Life Account M (Separate Account) is a separate account of the Company which was established on December 2, 1997. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "separate account." Any changes in the investment policy of the Separate Account must be approved by the Indiana Insurance Department.

Your policy may also be funded in whole or in part through the Fixed Account. In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account.


On April 3, 2006, Jefferson-Pilot Corporation ("Jefferson-Pilot"), a North Carolina corporation, merged with and into Lincoln JP Holdings, L.P., a wholly owned subsidiary of Lincoln National Corporation ("LNC"), the parent company of Lincoln Life, pursuant to a merger agreement among LNC, Jefferson-Pilot, Quartz Corporation, and Lincoln JP Holdings, L.P., dated October 9, 2005, as amended. Lincoln JP Holdings, L.P. is the surviving entity. More information about the merger as well as a copy of the merger agreement can be found in Amendment No. 1 to the Form S-4 (Reg. No. 333-130226) filed by LNC with the SEC. Lincoln Life's obligations as set forth in your policy, prospectus and Statement of Additional Information have not changed as a result of this merger.



Principal Underwriter

Lincoln Life is the principal underwriter for the policies, which are offered continuously. The principal underwriter has overall responsibility for establishing a selling plan for the policies. Lincoln Life received $15,506,380 in 2005, $8,792,957 in 2004 and $10,465,877 in 2003 for the sale of policies offered through the Separate Account. Lincoln Life retains no underwriting commissions from the sale of the policies.




Fund Participation Agreements


In order to make the funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated by the fund at annual rates of between 0.10% and 0.26% of the assets attributable to the policies. These percentages are negotiated and vary with each fund. Some funds may compensate us significantly more than other funds and the amount we receive may be substantial. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with



                                                                               7

certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation


The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company. Broker-dealer firms distributing the policy enter into selling agreements with the Company. One of the broker-dealer firms with a selling agreement is Lincoln Financial Advisors Corporation ("LFA"), also an affiliate. Broker-dealer firms may receive commission and service fees up to 60% of first year premium, plus up to 5% of all other premiums paid. In lieu of premium-based commission, we may pay equivalent amounts over time, based on accumulation value. Broker-dealer firms may elect to share this compensation with their registered representatives. Additionally, we may pay the broker-dealer additional compensation on first year premiums and all additional premiums and/or provide reimbursements for portions of policy sales expenses. In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in NASD Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

We may pay broker-dealers or their affiliates additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. We may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Depending on the particular selling arrangements, there may be others whom we compensate for distribution activities. For example, we may compensate certain "wholesalers," who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. We may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your policy.


We do not anticipate that the surrender charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any



8

such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.



Funds

The variable investment options in the policy are Sub-Accounts of the Separate Account. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate fund. You do not invest directly in these funds. The investment performance of each Sub-Account will reflect the investment performance of the appropriate fund.

We select the funds offered through the policies based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant policy owner assets. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each fund's prospectus carefully before making investment choices.

Additional funds may be made available as underlying investments. The right to select among funds will be limited by the terms and conditions imposed by the Company.

The funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each fund, its objectives and past performance may be found in each fund prospectus.


AIM Variable Insurance Funds, advised by A I M Advisors, Inc.


   o AIM V. I. Capital Appreciation Fund (Series I Shares): Capital appreciation.
     (Includes former AIM V. I. Growth Fund)

   o AIM V. I. Core Equity Fund (Series I Shares): Long-term growth. (formerly AIM V. I. Premier Equity Fund)


   o AIM V. I. Diversified Income Fund (Series I Shares): High current income.



Delaware VIP Trust, advised by Delaware Management Company


   o Emerging Markets Series (Standard Class): Capital appreciation. (Subadvised by Mondrian Investment Partners Limited)

   o Small Cap Value Series (Standard Class): Capital appreciation.

   o Trend Series (Standard Class): Capital appreciation.

                                                                               9


DWS Investments VIT Funds (formerly Scudder Investments VIT Funds), advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.

   o DWS Equity 500 Index VIP (Class A): Capital appreciation.
     (formerly Scudder VIT Equity 500 Index Fund)


Fidelity Variable Insurance Products, advised by Fidelity Management & Research
     Company


   o Asset Manager Portfolio (Initial Class): High total return.

   o Equity-Income Portfolio (Initial Class): Reasonable income.

   o Investment Grade Bond Portfolio (Initial Class): Current income.


Franklin Templeton Variable Insurance Products Trust, advised by Templeton Investment Counsel, LLC for the Templeton Foreign Securities Fund and Templeton Global Asset Allocation Fund, and by Templeton Global Advisors Limited for the Templeton Growth Securities Fund

   o Templeton Foreign Securities Fund (Class 1): Long-term growth.

   o Templeton Global Asset Allocation Fund (Class 1): Maximum capital appreciation.
     (Subadvised by Franklin Advisers, Inc.)

   o Templeton Growth Securities Fund (Class 1): Long-term growth. (Subadvised by Templeton Asset Management Ltd)


Lincoln Variable Insurance Products Trust, advised by Delaware Management
     Company

   o Money Market Fund (Standard Class): Preservation of capital.


MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial Services Company

   o Emerging Growth Series (Initial Class): Long-term growth.

   o Total Return Series (Initial Class): Growth and income.

   o Utilities Series (Initial Class): Growth and income.



Premier VIT, advised by OpCap Advisors


   o Global Equity Portfolio: Long-term capital appreciation.


   o Managed Portfolio: Growth of capital.



Fund Withdrawal and Substitution


Lincoln Life may withdraw funds and substitute shares of other funds if:

1) the shares of any fund should no longer be available for investment by the Separate Account; or

2) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitutions. Substitute funds may have higher charges than the funds being replaced.



Voting Rights

The funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares of our Sub-Account invested in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.


10

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners.


POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

In addition to policy charges, the investment adviser for each of the funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser, and other expenses incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses). Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses is contained in each fund's prospectus.

The monthly deductions, including the cost of insurance charges, may be deducted in two ways:

1) Proportionately from the net accumulation value of each underlying investment option subject to the charge.

2) From the net accumulation value of specific funds which you have designated.

If you have selected designated funds, and in a given month there is not sufficient value in those funds to cover the monthly deduction, we will take the remaining monthly deduction pro rata from the rest of the funds in your policy that have value.

If you have not selected designated funds, the monthly deductions will be taken pro rata from all of the funds in your policy that have value.

The monthly deductions are made on the "monthly anniversary day," the date of issue and the same day of each month thereafter. If the day that would otherwise be a monthly anniversary day is non-existent for that month, or is not a valuation day, then the monthly anniversary day is the next valuation day. You may select or change designated funds at any time prior to a monthly anniversary day by contacting our Administrative Office.

If the value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We make a deduction from each premium payment. This amount, referred to as "premium load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 5% from each premium payment. The premium payment, net of the premium load, is called the "net premium payment."



Surrender Charges

A surrender charge may apply if the policy is totally surrendered. The surrender charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of surrender charges is included in each policy.

The surrender charge varies by age of the insured, the number of years since the date of issue or the date of an increase in specified amount, and the specified amount. The surrender charge will never exceed $54.00 per $1,000


                                                                              11

of specified amount. A personalized schedule of surrender charges is included in each policy. You may obtain more information about the surrender charges that would apply to your policy by requesting a personalized illustration from your insurance representative.

The duration of the surrender charge is 10 years for full surrenders. The initial surrender charge is based on the initial specified amount and the amount of premium payments during the first two policy years. This surrender charge remains the same dollar amount during the first 5 policy years. Surrender charges for years 6-10 are based on the following percentages of the initial surrender charge:

o Policy Year 6, 80% of initial surrender charge
o Policy Year 7, 60% of initial surrender charge
o Policy Year 8, 40% of initial surrender charge
o Policy Year 9, 20% of initial surrender charge
o Policy Year 10, 0% of initial surrender charge

Surrender charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The surrender charge will not exceed the policy value. All surrender charges decline to zero within 10 years following policy issue, or any increase in specified amount.

If you increase the specified amount, a new surrender charge will be applicable to each increase. This charge is in addition to any surrender charge on the existing specified amount. Upon an increase in specified amount, we will send you supplemental policy specifications reflecting the maximum additional surrender charge.

If you decrease your specified amount while the surrender charge still applies, the surrender charge will remain the same.

Any surrender may have tax implications. Consult your financial adviser before initiating a surrender.



Partial Surrender Fee

No surrender charge is imposed on a partial surrender, but an administrative fee of 2% of the amount withdrawn, not to exceed $25, is imposed. This fee is allocated pro rata among the Sub-Accounts and the Fixed Account from which the partial surrender proceeds are taken.



Fund Transfer Fee

For each transfer request in excess of 12 made during any policy year, we will charge you an administrative fee of $25. This fee is currently being waived, but we reserve the right to charge it.



Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The current charge is the guaranteed effective annual rate of 0.80% in policy years 1-12 and 0.55% in policy years 13 and beyond. The charge is guaranteed not to exceed 0.90%.



Cost of Insurance Charge

A significant cost of variable life insurance is the "cost of insurance" charge. This charge is the portion of the monthly deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes).


12

The cost of insurance charge depends on the policy duration, the age, underwriting category and gender (in accordance with state law) of the insured, and the current net amount at risk. The net amount at risk is the death benefit minus the greater of zero or the policy value, and may vary with investment performance, premium payment patterns, and charges. The rate on which the monthly deduction for the cost of insurance is based will generally increase each policy year as the insured ages. Cost of insurance rates are generally lower for healthy individuals.

The cost of insurance is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4%), subtracting the value at the beginning of the policy month, and multiplying the result (the "net amount at risk") by the applicable cost of insurance rate as determined by the Company.

The current cost of insurance charge may be less than the guaranteed cost of insurance charge, but it will never exceed the maximum cost of insurance charge. A schedule of guaranteed maximum cost of insurance rates is part of your policy.



Administrative Fee

There is a flat monthly deduction of $15 during the first policy year and, currently, $5 monthly thereafter (guaranteed not to exceed $10 monthly after the first policy year). This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.



Policy Loan Interest

If you borrow against your policy, interest will be charged to the Loan Account value. The annual effective interest rate is 8% in all years. We will credit 7% interest on the Loan Account value in policy years 1-10 and 7.75% in policy years 11 and beyond. The credited interest rate will never be less than 6% in policy years 1-10 and 7% thereafter.



Rider Charges

Waiver of Monthly Deductions. The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the policy and all riders, multiplied by a rate factor. The rate factor depends on the age, underwriting category and gender of the insured. The maximum rate factor is 12%. If you have elected this rider, a table of rate factors appears on the rider pages in your policy.



Case Exceptions

Charges and fees may be reduced in some circumstances where policies are purchased by corporations and other groups or sponsoring organizations on a multiple-life case basis.


YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The policy and the application constitute the entire contract between you and Lincoln Life.

We may add, change or eliminate any funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new fund for one that is no longer available for investment, or is no longer suitable for the policy. We will obtain any required approvals from policy owners, the SEC, and state insurance regulators before substituting any funds.


                                                                              13

We may choose to add or remove Sub-Accounts as investment options under the policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any funds, we will make appropriate endorsements to the policies.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insured and owner; date of issue; the initial specified amount; the death benefit option selected; issue age; named beneficiary; initial premium payment; surrender charges; expense charges and fees; Guaranteed Death Benefit ("No Lapse") premium; and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The date of issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and age are determined.


Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We allow telephone or other electronic transactions when you provide us authorization to do so. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly cost of insurance charge deducted from the policy value after issue varies depending on the age, gender and underwriting category of the insured.


14

A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 18 and at most age
85. Age will be determined by the nearest birthday of the insured.


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner


The owner on the date of issue is designated in the policy specifications. You, as owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) optional riders;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be placed in the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as the insured is living. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date you sign them.



Right-to-Examine Period

You may return your policy to us for cancellation within 10 days after you receive it (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, we will refund the full amount of any premium payments made. If a premium payment was made by check, there may be a delay until the check clears.

Any net premium payments received by us within ten days of the date the policy was issued will be held in the Money Market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated in your application.



Initial Specified Amount

You will select the initial specified amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The initial specified amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

Transfer of amounts from one Sub-Account to another or from the Sub-Accounts to the Fixed Account are possible at any time. Within 30 days after each anniversary of the date of issue, you may transfer up to 20% of the Fixed Account value (as of the preceding anniversary of the date of issue) to one or more Sub-Accounts. The cumulative amount of transfers from the Fixed Account within any such 30 day period cannot exceed 20% of the Fixed Account value on the most recent policy anniversary.


                                                                              15

Up to 12 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. We may limit transfers from the Fixed Account at any time.

Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 p.m. Eastern time on a business day will normally be effective that day.



Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders. We discourage frequent transfers, and we accommodate frequent transfers only if we lack a contractual basis to refuse those transfer requests.

We discourage frequent trading by assessing transfer charges and enforcing limitations on transfers to the extent allowed by the policies as described in the Transfers section and Transaction Fee Table of the prospectus. We apply these limitations uniformly to all policy owners. If, however, we are unable to prevent market timing, certain policy owners may engage in market timing activity which is harmful to other policy owners. That harm may include the dilution of the value of fund shares and increased expenses which negatively impact investment returns as described above.

The funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. Policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.


In our sole discretion, we may impose revised Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We will apply these revised Market Timing Procedures uniformly to all policy owners. In addition, we may impose other procedures or restrictions as required by law or court order, or to comply with state or federal regulatory requirements. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.




Optional Sub-Account Allocation Programs

You may elect to participate in programs for dollar cost averaging or automatic rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

Dollar Cost Averaging systematically transfers specified dollar amounts from the Money Market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers from the Money Market Sub-Account may be elected at any time while your policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar cost averaging will not assure a profit or protect against a declining market.


16

If the owner elects Dollar Cost Averaging from either the Money Market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

You may elect dollar cost averaging on your application, or contact our Administrative Office for information.

Dollar cost averaging terminates automatically:

1) if the value in the Money Market Sub-Account is insufficient to complete the next transfer;

2) one week after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) if the number of designated transfers has been completed; or

4) if your policy is surrendered.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the owner. If automatic rebalancing is elected, all net premium payments allocated to the Sub-Accounts will be subject to automatic rebalancing.


You may select automatic rebalancing on a quarterly, semi-annual or annual basis. Automatic rebalancing may be elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.




Riders

We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy, they may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

Waiver of Monthly Deduction Rider: If desired, you must select this rider when you initially apply for insurance. Lincoln Life will maintain the death benefit by paying covered monthly deductions during periods of disability. Charges for this rider, if elected, are part of the monthly deductions.



Continuation of Coverage

If the insured is still living at age 100, and the policy has not been surrendered, the policy will remain in force until surrender or death of the insured. There are certain changes that will take place:

1) we will no longer accept premium payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account; and

4) we will no longer transfer amounts to the Sub-Accounts.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the insured; or

3) failure to pay the necessary amount of premium to keep your policy in force.

                                                                              17

State Regulation

The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state specific features.


PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required, except to maintain the No Lapse provision or to keep the policy in force. Premiums may be paid any time before the insured attains age 100.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.



Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The amount of net premium payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.



Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic premium payments at any time.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

Unless you specifically direct otherwise, any payment received (other than any premium payment necessary to prevent, or cure, policy lapse) will be applied as premium and will not repay any outstanding loans. There is no premium load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase planned premiums, or pay additional premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your policy exceeds the limit is referred to as the guideline premium test. The excess amount of premium will be


18


returned to you. We may accept alternate instructions from you to prevent your policy from becoming a MEC. Refer to the section headed "Tax Issues" for more information.




Policy Values

Policy value in a variable life insurance policy is also called the accumulation value.

The accumulation value equals the sum of the Fixed Account value, the Separate Account value, and the Loan Account value. At any point in time, the accumulation value reflects:

1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the Loan Account; and

5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the accumulation value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the variable accumulation value.

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value. Interest is credited daily on the Fixed Account value at the greater of a rate of 0.010746% (equivalent to a compounded annual rate of 4%) or a higher rate determined by the Company.

The Loan Account value, if any, reflects any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's General Account. We do not guarantee the Loan Account value. Interest is credited on the Loan Account at an effective annual rate of 7% in policy years 1-10 and 7.75% thereafter.

The "net" accumulation value is the accumulation value less the Loan Account value. It represents the net value of your policy and is the basis for calculating the surrender value.


                                                                              19

We will tell you at least annually the accumulation value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the Loan Account value. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.


DEATH BENEFITS

The death benefit proceeds is the amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, partial surrenders, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment. Riders may impact the amount payable as death benefit proceeds in your policy. Refer to the "Riders" section of this prospectus for more information.




Death Benefit Options

Two different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the insured, less any indebtedness; or

2) a percentage of the accumulation value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. A schedule of these percentages is in your policy.

The following table provides more information about the death benefit options.



 Option                       Death Benefit Proceeds Equal to the                                Variability
    1         Specified amount (a minimum of $100,000)                                 None; level death benefit
    2         Sum of the specified amount plus the net accumulation value as of        May increase or decrease over
              the date of the insured's death.                                         time, depending on the amount
                                                                                       of premium paid and the
                                                                                       investment performance of the
                                                                                       underlying Sub-Accounts or the
                                                                                       Fixed Account.

If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000.

The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. The minimum increase in specified amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                   Impact
     1 to 2          The specified amount will be reduced by the accumulation value as of the effective date of change.
     2 to 1          The specified amount will be increased by the accumulation value as of the effective date of change.

20

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Any increase in the specified amount will increase the amount of the surrender charge applicable to your policy. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law according to the guideline premium test.

The guideline premium test provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the policy's death benefit above the specified amount in order to satisfy the guideline premium test. If the increase in the policy's death benefit causes an increase in the net amount at risk, charges for the cost of insurance will increase as well.

Any change is effective on the first monthly anniversary day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the changes will be effective on the first monthly anniversary day on which the accumulation value is equal to, or greater than, the monthly deduction amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.


If the recipient of the death benefit proceeds has elected a lump sum settlement and the death benefit proceeds are over $10,000, the proceeds will be placed into an interest-bearing account in the recipient's name. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage the proceeds with the balance earning interest from the day the account is opened.

The SecureLine (Reg. TM) account is a special service that we offer in which your death benefit or surrender proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the proceeds) a check, we will send a checkbook so that you (or the proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.



POLICY SURRENDERS

You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The surrender value of your policy is the amount you can receive by surrendering the policy. The surrender value is the net accumulation value less any applicable surrender charge, less any accrued loan interest not yet charged.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of variable accumulation units. The cancellation of such units will be based on the variable accumulation unit value determined at the close of the


                                                                              21

valuation period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.


If you request lump sum surrender and the policy's surrender value is over $10,000, your surrender proceeds will be placed into a SecureLine (Reg. TM) account in your name. Refer to the description of the SecureLine (Reg. TM) account under the section headed "Death Benefit Proceeds" for more information.




Partial Surrender


You may make a partial surrender, withdrawing a portion of your policy values. You may request a partial surrender in writing or electronically, if previously authorized. The total of all partial surrenders may not exceed 90% of the surrender value of your policy. We may limit partial surrenders to the extent necessary to meet the federal tax law requirements. Each partial surrender must be at least $500. Partial surrenders are subject to other limitations as described below.

Partial surrenders may reduce the accumulation value and the specified amount. The amount of the partial surrender and our administrative fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of partial surrenders on the death benefit proceeds depends on the death benefit option in effect at the time of the partial surrender.



   Death Benefit
 Option in Effect                           Impact of Partial Surrender
         1              Will reduce the accumulation value and the specified amount.
         2              Will reduce the accumulation value, but not the specified amount.

Partial surrender proceeds will generally be paid within seven days of our receipt of your request.

We may at our discretion decline any request for a partial surrender.


POLICY LOANS
You may borrow against the surrender value of your policy. The loan may be for any amount up to 100% of the current surrender value. However, we reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the accumulation value less surrender charge. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and accumulation value.

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid. Interest on policy loans accrues at an effective annual rate of 8% in all years, and is payable once a year in arrears on each policy anniversary, or earlier upon full surrender or other payment of proceeds of your policy.

The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding policy loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the Loan Account value. Lincoln Life credits interest to the loan account value at a rate of 7% in policy years 1-10 and 7.75% thereafter, so the net cost of your policy loan is 1% in years 1-10 and 0.25% thereafter.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated, unless you instruct otherwise.


22

If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current accumulation value less surrender charges, the policy will terminate subject to the conditions in the grace period provision, unless the No Lapse provision is in effect. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.


LAPSE AND REINSTATEMENT
If at any time the net accumulation value is insufficient to pay the monthly deduction, unless the No Lapse provision is in effect, all policy coverage will terminate. This is referred to as policy lapse. The net accumulation value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the net accumulation value of your policy is sufficient to pay the monthly deduction amount on a monthly anniversary day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

If the amount in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly anniversary day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.



No Lapse Provision

Your policy includes a No Lapse provision-also known as the Guaranteed Death Benefit provision. Under this provision, your policy will not lapse during the first five policy years, even if the net accumulation value is insufficient to meet the monthly deductions, as long as the No Lapse premium requirement has been met. This premium is the cumulative premium to be paid by each monthly anniversary day. The sum of all the premium payments, less any policy loans (including accrued loan interest) and partial surrenders, must at least equal the sum of the No Lapse (Guaranteed Death Benefit) premiums since the date of issue of the policy.

There is no difference in the calculation of policy values and death benefit between a policy that has the No Lapse provision, and a policy that does not. This is true whether or not the No Lapse provision is active and keeping the policy from lapsing.

A grace period of 61 days will be allotted after each monthly anniversary day on which insufficient premiums have been paid. At least 31 days before the end of that period, we will notify you of the amount of premium necessary to maintain the No Lapse (Guaranteed Death Benefit) provision. If you have paid insufficient premiums to cover your monthly deductions, the policy, after notice, and expiration of the grace period, will lapse.

If the No Lapse provision terminates, the premiums you must pay to keep the policy in force may be significantly higher than the No Lapse premium would have been. If you pay only the minimum premium needed to keep the No Lapse provision in force, you may be foregoing the potential for increased accumulation value that higher premium payments could provide.


                                                                              23

Reinstatement of a Lapsed Policy

If the No Lapse provision is not in effect, and your policy has lapsed, you may reinstate your policy within five years of the policy lapse date, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability of the insured is furnished to us and we agree to accept the risk for the insured;

4) we receive a payment sufficient to keep your policy in force for at least two months; and

5) any accrued loan interest is paid.

The reinstated policy will be effective as of the monthly anniversary day after the date on which we approve your application for reinstatement. Surrender charges will be reinstated as of the policy year in which your policy lapsed. Your accumulation value at reinstatement will be the net premium payment then made less all monthly deductions due.


TAX ISSUES
The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax adviser about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the guideline premium test, which provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if
(1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a cash value accumulation test, which does not limit premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the policy.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy premium payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the


24

owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includable in the beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for federal income tax purposes.



Policies Which Are MECs

Characterization of a Policy as a MEC. A modified endowment contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test", a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a


                                                                              25

deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies Which Are Not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of premium payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.



Other Considerations

Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.


Compliance with the Tax Law. We believe that the maximum amount of premium payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

Disallowance of Interest Deductions. Interest on policy loan indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20% owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.



26

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the accumulation value or the net accumulation value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.




LEGAL PROCEEDINGS

Lincoln Life is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings ultimately will be resolved without materially affecting the financial position of Lincoln Life, the Separate Account or the Principal Underwriter.



FINANCIAL STATEMENTS

The December 31, 2005 financial statements of the Separate Account and consolidated financial statements of the Company are located in the SAI.



                                                                              27

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements



POLICY INFORMATION
   Case Exceptions
   Assignment
   Change of Ownership
   Beneficiary
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age or Gender
   Suicide
ADDITIONAL INFORMATION ABOUT CHARGES
   Surrender Charges
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 942-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LFG.com

Lincoln Life Flexible Premium Variable Life Account M
1933 Act Registration No. 333-42479
1940 Act Registration No. 811-08557

                               End of Prospectus

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2006
                  Relating to Prospectus Dated May 1, 2006 for



                             Lincoln VUL-I product



       Lincoln Life Flexible Premium Variable Life Account M, Registrant



             The Lincoln National Life Insurance Company, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Client Service Center
350 Church Street - MVL1
Hartford, CT 06103-1106

or by telephoning (800) 444-2363, and requesting a copy of the Lincoln VUL-I product prospectus.


                          TABLE OF CONTENTS OF THE SAI




Contents                                                   Page
-------------------------------------------------       ----------
GENERAL INFORMATION .............................             2
    Lincoln Life ................................             2
    Registration Statement ......................             2
    Changes of Investment Policy ................             2
    Principal Underwriter .......................             2
    Disaster Plan ...............................             3
    Advertising .................................             3
SERVICES ........................................             3
    Independent Registered Public Accounting
      Firm ......................................             3
    Accounting Services .........................             3
    Checkbook Service for Disbursements .........             3


Contents                                                   Page
-------------------------------------------------       ----------
POLICY INFORMATION ..............................             4
    Case Exceptions .............................             4
    Assignment ..................................             4
    Change of Ownership .........................             4
    Beneficiary .................................             4
    Change of Plan ..............................             5
    Settlement Options ..........................             5
    Deferral of Payments ........................             5
    Incontestability ............................             5
    Misstatement of Age or Gender ...............             5
    Suicide .....................................             6
ADDITIONAL INFORMATION ABOUT
CHARGES .........................................             6
    Surrender Charges ...........................             6
PERFORMANCE DATA ................................             6
FINANCIAL STATEMENTS ............................             7
    Separate Account ............................           M-1
    Company .....................................           S-1

                                                                               1

GENERAL INFORMATION


Lincoln Life
The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.


Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

Lincoln Life may materially change the investment policy of the Separate Account. If this decision is made, we must inform the owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments. The state insurance departments would not approve the change in investment policy if found to be detrimental to the interests of the owners of the policies or the end result would render our operations hazardous to the public.

If an owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the insured. The owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.



Principal Underwriter

Lincoln Life, 1300 S. Clinton Street, Fort Wayne, IN 46802, is the principal underwriter for the policies, which are offered continuously. Lincoln Life is registered with the Securities and Exchange Commission under the Securities


2

Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has overall responsibility for establishing a selling plan for the policies.



Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


SERVICES


Independent Registered Public Accounting Firm
The financial statements of the Separate Account and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Accounting Services

We have entered into an agreement with the Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Checkbook Service for Disbursements

We offer a checkbook service in which the death benefit proceeds are transferred into an interest-bearing account, in the beneficiary's name as owner of the account. Your beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the beneficiary additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened.

We also offer this same checkbook service for surrenders of your policy of $500,000 or more. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately-even a check for the entire amount.


                                                                               3

POLICY INFORMATION


Case Exceptions
This policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. We reserve the right to reduce premium loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, the expected persistency of the individual policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.



Assignment

While the insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as the insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while the insured is living, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.

If any beneficiary dies before the insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.


4

Change of Plan

Within 18 months of the date we issue your policy, you may exchange your policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the insured as the original policy.



Settlement Options

You may elect or change a settlement option while the insured is alive. If you have not irrevocably selected a settlement option, the beneficiary may elect to change the settlement option within 90 days after the insured dies. If no settlement option is selected, the death benefit proceeds will be paid in a lump sum.

If you assign your policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining death benefit proceeds as elected.

Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the policy cannot be surrendered and neither the payee nor the settlement option may be changed.

You have at least four settlement options:

1) an annuity for the lifetime of the payee;

2) an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;

3) monthly payments for a stated number of years, at least five but no more than thirty; or

4) payment of a maximum of 3% interest annually on the sum left on deposit.

We may offer you or your beneficiary additional settlement options in the future.



Deferral of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will generally be made within seven days of our receipt of such a request. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).



Misstatement of Age or Gender

If the age or gender of the insured has been misstated, benefits will be adjusted based on the following values:

1) the net amount at risk at the time of the insured's death;

2) the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and gender in the policy month of death; and

3) the accumulation value at the time of the insured's death.

                                                                               5

The amount of death benefit proceeds will be 1. multiplied by 2. and then the result added to 3.



Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.


ADDITIONAL INFORMATION ABOUT CHARGES


Surrender Charges
The surrender charge is calculated as (a) times (b), where

(a) is the sum of

  (i) the deferred sales charge, based on the actual premium paid and the guideline annual premium amount in years 1-2, and

     (ii) the deferred administrative charge of $6.00 per $1,000 of specified amount.

(b) is the surrender charge grading factors:



                     Surrender Charge
 Policy Years        Grading Factors
--------------      -----------------
      1-5                 100%
       6                   80%
       7                   60%
       8                   40%
       9                   20%
      10                   0%

The actual surrender charge may be less than the maximum surrender charge, and is included in each policy. No surrender charge is applied in the 16th policy year or beyond.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., premium loads, administrative fees, and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.


6

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2005 financial statements of the Separate Account and consolidated financial statements of the Company follow.

                                  Prospectus 2

Lincoln Life Flexible Premium Variable Life Account M
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, Indiana 46802
(800) 454-6265

Administrative Office:
Client Service Center
350 Church Street - MVL1
Hartford, CT 06103-1106
(800) 444-2363

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
     This prospectus describes Lincoln VULCV, a flexible premium variable life insurance contract (the "policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our"). The policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.

     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. The policy features funds (the "funds"), offered through the following fund families. Comprehensive information on the funds offered may be found in the funds prospectus which is furnished with this prospectus.

                  o AIM Variable Insurance Funds

                  o AllianceBernstein Variable Products Series Fund, Inc.

                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series

                  o Baron Capital Funds Trust



                  o Delaware VIP Trust

                  o DWS Investments VIT Funds
                   (formerly Scudder Investments VIT Funds)


                     o Fidelity Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Janus Aspen Series

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust

                  o Neuberger Berman Advisers Management Trust



                  o Putnam Variable Trust



Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.

To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This policy may not be available in all states, and this prospectus only offers the policy for sale in jurisdictions where such offer and sale are lawful.



                          Prospectus Dated: May 1, 2006



                                Table of Contents


Contents                                                   Page
----------------------------------------------------      -----
POLICY SUMMARY .....................................         3
    Benefits of Your Policy ........................         3
    Risks of Your Policy ...........................         3
    Charges and Fees ...............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT ..............................         7
    Principal Underwriter ..........................         7
    Fund Participation Agreements ..................         7
    Distribution of the Policies and
      Compensation .................................         8
    Funds ..........................................         9
    Fund Withdrawal and Substitution ...............        12
    Voting Rights ..................................        12
POLICY CHARGES AND FEES ............................        12
    Premium Load; Net Premium Payment ..............        13
    Surrender Charges ..............................        13
    Partial Surrender Fee ..........................        14
    Fund Transfer Fee ..............................        14
    Mortality and Expense Risk Charge ..............        14
    Cost of Insurance Charge .......................        14
    Administrative Fee .............................        14
    Policy Loan Interest ...........................        15
    Rider Charges ..................................        15
    Case Exceptions ................................        15
YOUR INSURANCE POLICY ..............................        15
    Application ....................................        16
    Owner ..........................................        16
    Right-to-Examine Period ........................        17
    Initial Specified Amount .......................        17
    Transfers ......................................        17
    Market Timing ..................................        17
    Optional Sub-Account Allocation Programs .......        18
    Riders .........................................        18



Contents                                                   Page
----------------------------------------------------      -----
    Continuation of Coverage .......................        19
    Termination of Coverage ........................        19
    State Regulation ...............................        19
PREMIUMS ...........................................        19
    Allocation of Net Premium Payments .............        20
    Planned Premiums; Additional Premiums ..........        20
    Policy Values ..................................        20
DEATH BENEFITS .....................................        21
    Death Benefit Options ..........................        21
    Changes to the Initial Specified Amount and
      Death Benefit Options ........................        22
    Death Benefit Proceeds .........................        23
POLICY SURRENDERS ..................................        24
    Partial Surrender ..............................        24
POLICY LOANS .......................................        24
LAPSE AND REINSTATEMENT ............................        25
    No Lapse Provision .............................        25
    Reinstatement of a Lapsed Policy ...............        26
TAX ISSUES .........................................        26
    Taxation of Life Insurance Contracts in
      General ......................................        26
    Policies Which Are MECs ........................        27
    Policies Which Are Not MECs ....................        28
    Other Considerations ...........................        28
    Fair Value of Your Policy ......................        29
    Tax Status of Lincoln Life .....................        29
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS .....................................        29
LEGAL PROCEEDINGS ..................................        30
FINANCIAL STATEMENTS ...............................        30
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION ...........................        31

2

POLICY SUMMARY


Benefits of Your Policy

Death Benefit Protection. The policy this prospectus describes is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy. With the wide variety of investment options available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. You should refer to each fund prospectus for comprehensive information on each fund. You may also use the Fixed Account to fund your policy.

Risks of Your Policy

Fluctuating Investment Performance. A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in each fund's prospectus. You should review these prospectuses before making your investment decision.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated. Outstanding policy loans increase the risk of lapse.

Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit.

Adverse Consequences of Early Surrender. There are surrender charges assessed if you surrender your policy within the first 15 policy years, and fees assessed for partial surrenders in all policy years. Full or partial surrenders may result in tax consequences. Depending on the amount of premium paid, or any reduction in specified amount, there may be little or no surrender value available. Partial surrenders may reduce the policy value and death benefit, and may increase the risk of lapse.

Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.

                                                                               3


Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning and surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.

Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer invested amounts between Sub-Accounts.


                                                Table I: Transaction Fees

                                           When Charge                                        Amount
          Charge                           is Deducted                                       Deducted
 Maximum sales charge           When you pay a premium.                5.0% of each premium payment.
 imposed on premiums
 (load)
 Surrender                      Charge* Upon full surrender of your policy
                                (years 1-15).

  Minimum and                                                          The surrender charge ranges from a minimum
  Maximum Charge                                                       of $0.00 to a maximum of $54.00 per $1,000 of
                                                                       specified amount.
  Charge for a                                                         For a male, age 45, nonsmoker, in year one, the
  Representative Insured                                               maximum surrender charge is $34.34 per
                                                                       $1,000 of specified amount.

                                                                       For a
                                                                       female,
                                                                       age 45,
                                                                       nonsmoker,
                                                                       in year
                                                                       one the
                                                                       maximum
                                                                       surrender
                                                                       charge is
                                                                       $29.25
                                                                       per
                                                                       $1,000 of
                                                                       specified
                                                                       amount.

 Partial Surrender Fee          When you take a partial                The lesser of $25 or 2% of the amount
                                surrender of your policy.              surrendered.
 Fund Transfer Fee              Applied to any transfer request        $25
                                in excess of 12 made during
                                any policy year.

4

Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.


                          Table II: Periodic Charges Other Than Fund Operating Expenses
                                        When Charge                                    Amount
          Charge                        is Deducted                                   Deducted
 Cost of Insurance*             Monthly

  Minimum and                                                    The monthly cost of insurance rates for standard
  Maximum Charge                                                 issue individuals ranges from a guaranteed
                                                                 minimum of
                                                                 $0.00 per
                                                                 $1,000 per
                                                                 month to a
                                                                 guaranteed
                                                                 maximum of
                                                                 $83.33 per
                                                                 $1,000 per
                                                                 month of net
                                                                 amount at risk.

                                                                 Individuals
                                                                 with a higher
                                                                 mortality risk
                                                                 than standard
                                                                 issue
                                                                 individuals can
                                                                 be charged from
                                                                 125% to 800% of
                                                                 the standard
                                                                 rate.

  Charge for a                                                   For a male, age 45, nonsmoker, the guaranteed
  Representative Insured                                         maximum monthly cost of insurance rate is $.38
                                                                 per $1,000 of net amount at risk.

                                                                 For a female,
                                                                 age 45,
                                                                 nonsmoker, the
                                                                 guaranteed
                                                                 maximum monthly
                                                                 cost of
                                                                 insurance rate
                                                                 is $.30 per
                                                                 $1,000 of net
                                                                 amount at risk.

 Mortality and Expense          Daily (at the end of each        Daily charge as a percentage of the value of the
 Risk Charge ("M&E")            valuation day).                  Separate Account, guaranteed at an effective
                                                                 annual rate of 0.75%.1
 Administrative Fee             Monthly                          $15.00 per month.2
 Policy Loan Interest           Annually                         8.0% annually of the amount held in the loan
                                                                 account.

1 Guaranteed at an effective annual rate of 0.75% in policy years 1-10, 0.35% in policy years 11-20 and 0.20% in policy years 21 and beyond. 2 $15 per month for the first policy year, and $5 per month afterward, guaranteed not to exceed $10 per month after the first policy year.

                                                                               5



              Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                   When Charge                             Amount
           Charge                  is Deducted                            Deducted
 Rider                                               Charges Individualized
                                                     based on optional Rider(s)
                                                     selected.

 Waiver of Monthly                Monthly
 Deduction Rider*

  Minimum and                                        The waiver of monthly deduction rate factor
  Maximum Charge                                     ranges from a minimum of 2% of all other
                                                     covered monthly charges to a maximum of 12%
                                                     of all other covered monthly charges.
  Charge for a                                       For a male, age 45, nonsmoker, the maximum
  Representative Insured                             rate factor is 3.5% of all other covered monthly
                                                     charges.

                                                     For a female, age 45,
                                                     nonsmoker, the maximum rate
                                                     factor is 5% of all other
                                                     covered monthly charges.

 Coverage Protection              N/A                There is no charge for this rider.
 Benefit Rider (This rider,
 while previously
 available, is no longer
 offered.)
 Accounting Value Rider           N/A                There is no charge for this rider.
 Change of Insured Rider          N/A                There is no charge for this rider.

* These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.

Table III shows the annual fund fees and expenses that are deducted daily from your Sub-Account values, on a pro rata basis. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.



 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Minimum        Maximum
 Total management fees, distribution and/or service         0.34%         2.82% 3
 (12b-1) fees, and other expenses.




3 Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 1.61%. These waivers and reductions generally extend through April 30, 2007 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect.



6

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT The Lincoln National Life Insurance Company (Lincoln Life) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.



Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.



Lincoln Life Flexible Premium Variable Life Account M (Separate Account) is a separate account of the Company which was established on December 2, 1997. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "separate account." Any changes in the investment policy of the Separate Account must be approved by the Indiana Insurance Department.

Your policy may also be funded in whole or in part through the Fixed Account. In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account.



On April 3, 2006, Jefferson-Pilot Corporation ("Jefferson-Pilot"), a North Carolina corporation, merged with and into Lincoln JP Holdings, L.P., a wholly owned subsidiary of Lincoln National Corporation ("LNC"), the parent company of Lincoln Life, pursuant to a merger agreement among LNC, Jefferson-Pilot, Quartz Corporation, and Lincoln JP Holdings, L.P., dated October 9, 2005, as amended. Lincoln JP Holdings, L.P. is the surviving entity. More information about the merger as well as a copy of the merger agreement can be found in Amendment No. 1 to the Form S-4 (Reg. No. 333-130226) filed by LNC with the SEC. Lincoln Life's obligations as set forth in your policy, prospectus and Statement of Additional Information have not changed as a result of this merger.

Principal Underwriter

Lincoln Life is the principal underwriter for the policies, which are offered continuously. The principal underwriter has overall responsibility for establishing a selling plan for the policies. Lincoln Life received $15,506,380 in 2005, $8,792,957 in 2004 and $10,465,877 in 2003 for the sale of policies offered through the Separate Account. Lincoln Life retains no underwriting commissions from the sale of the policies.



Fund Participation Agreements

In order to make the funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated by the fund at annual rates of between 0.10% and 0.40% of the assets attributable to the policies. These percentages are negotiated and vary with each fund. Some funds may compensate us significantly more than other funds and the amount we receive may be substantial. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts

                                                                               7


to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs:
American Funds Insurance Series, Baron Capital Funds Trust, Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, and Putnam Variable Trust.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.

Distribution of the Policies and Compensation



The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company. Broker-dealer firms distributing the policy enter into selling agreements with the Company. One of the broker-dealer firms with a selling agreement is Lincoln Financial Advisors Corporation ("LFA"), also an affiliate. Broker-dealer firms may receive commission and service fees up to 60% of first year premium, plus up to 5% of all other premiums paid. In lieu of premium-based commission, we may pay equivalent amounts over time, based on accumulation value. Broker-dealer firms may elect to share this compensation with their registered representatives. Additionally, we may pay the broker-dealer additional compensation on first year premiums and all additional premiums and/or provide reimbursements for portions of policy sales expenses. In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in NASD Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

We may pay broker-dealers or their affiliates additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives;
(2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. We may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Depending on the particular selling arrangements, there may be others whom we compensate for distribution activities. For example, we may compensate certain "wholesalers," who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. We may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your policy.



8

We do not anticipate that the surrender charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.

Funds

The variable investment options in the policy are Sub-Accounts of the Separate Account. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate fund. You do not invest directly in these funds. The investment performance of each Sub-Account will reflect the investment performance of the appropriate fund.

We select the funds offered through the policies based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant policy owner assets. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each fund's prospectus carefully before making investment choices.

Additional funds may be made available as underlying investments. The right to select among funds will be limited by the terms and conditions imposed by the Company.

The funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each fund, its objectives and past performance may be found in each fund prospectus.

AIM Variable Insurance Funds, advised by A I M Advisors, Inc.



   o AIM V. I. Capital Appreciation Fund (Series I Shares): Capital appreciation.
     (formerly AIM V. I. Growth Fund)

   o AIM V. I. Core Equity Fund (Series I Shares): Long-term growth. (formerly AIM V. I. Premier Equity Fund)


   o AIM V. I. International Growth Fund (Series I Shares): Long-term growth.




AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.

   o AllianceBernstein Global Technology Portfolio (Class A): Maximum capital appreciation.


   o AllianceBernstein Growth and Income Portfolio (Class A): Growth and income.



   o AllianceBernstein Large Cap Growth Portfolio (Class A): Maximum capital appreciation.


                                                                               9




   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth.



American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.



   o Inflation Protection Fund (Class I): Long-term total return.


American Funds Insurance Series, advised by Capital Research and Management Company

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.

   o Growth-Income Fund (Class 2): Growth and income.

   o International Fund (Class 2): Long-term growth.


Baron Capital Funds Trust, advised by BAMCO, Inc.

   o Baron Capital Asset Fund (Insurance Shares): Maximum capital appreciation.


Delaware VIP Trust, advised by Delaware Management Company

   o Diversified Income Series (Standard Class): Total return.

   o Emerging Markets Series (Standard Class): Capital appreciation. (Subadvised by Mondrian Investment Partners Limited)

   o High Yield Series (Standard Class): Total return.

   o REIT Series (Standard Class): Total return.

   o Small Cap Value Series (Standard Class): Capital appreciation.

   o Trend Series (Standard Class): Capital appreciation.

   o U. S. Growth Series (Standard Class): Capital appreciation.



   o Value Series (Standard Class): Capital appreciation.


DWS Investments VIT Funds (formerly Scudder Investments VIT Funds), advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.

   o DWS Equity 500 Index VIP (Class A): Capital appreciation.
     (formerly Scudder VIT Equity 500 Index Fund)

   o DWS Small Cap Index VIP (Class A): Capital appreciation.
     (formerly Scudder VIT Small Cap Index Fund)


Fidelity Variable Insurance Products, advised by Fidelity Management & Research
     Company


   o Contrafund Portfolio (Service Class): Long-term capital appreciation.

   o Growth Portfolio (Service Class): Capital appreciation.

   o Growth Opportunities Portfolio (Service Class): Capital growth.

   o High Income Portfolio (Service Class): High current income.

   o Overseas Portfolio (Service Class): Long-term growth.

10

Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Small-Mid Cap Growth Securities Fund, Templeton Investment Counsel, LLC for the Templeton Foreign Securities Fund, and by Templeton Global Advisors Limited for the Templeton Growth Securities Fund



   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term growth.



   o Templeton Foreign Securities Fund (Class 2): Long-term growth.

   o Templeton Growth Securities Fund (Class 2): Long-term growth. (Subadvised by Templeton Asset Management Ltd)


Janus Aspen Series, advised by Janus Capital Management LLC

   o Balanced Portfolio (Institutional Shares): Long-term growth and current income.

   o Global Technology Portfolio (Service Shares): Long-term growth.

   o Mid Cap Growth Portfolio (Service Shares): Long-term growth.

   o Worldwide Growth Portfolio (Institutional Shares): Long-term growth.


Lincoln Variable Insurance Products Trust, advised by Delaware Management
     Company

   o Aggressive Growth Fund (Standard Class): Maximum capital appreciation. (Subadvised by T. Rowe Price Associates, Inc.)

   o Bond Fund (Standard Class): Current income.

   o Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

   o Equity-Income Fund (Standard Class): Income.
     (Subadvised by Fidelity Management & Research Company)

   o Global Asset Allocation Fund (Standard Class): Total return.
     (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global
AM))

   o International Fund (Standard Class): Capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

   o Money Market Fund (Standard Class): Preservation of capital.

   o Social Awareness Fund (Standard Class): Capital appreciation.



   o Aggressive Profile Fund (Standard Class): Capital appreciation. (Subadvised by Wilshire Associates Incorporated)

   o Conservative Profile Fund (Standard Class): Current income.
     (Subadvised by Wilshire Associates Incorporated)

   o Moderate Profile Fund (Standard Class): Total return.
     (Subadvised by Wilshire Associates Incorporated)

   o Moderately Aggressive Profile Fund (Standard Class): Growth and income. (Subadvised by Wilshire Associates Incorporated)


MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
     Services Company

   o Capital Opportunities Series (Initial Class): Capital appreciation.

   o Emerging Growth Series (Initial Class): Long-term growth.

   o Total Return Series (Initial Class): Growth and income.

   o Utilities Series (Initial Class): Growth and income.

                                                                              11


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC

   o Mid-Cap Growth Portfolio (I Class): Capital appreciation.

   o Partners Portfolio (I Class): Capital appreciation.

   o Regency Portfolio (I Class): Long-term growth.


Putnam Variable Trust, advised by Putnam Investment Management, L.L.C.



   o Growth & Income Fund (Class IB): Capital Growth and current income.

   o Health Sciences Fund (Class IB): Capital appreciation.



Fund Withdrawal and Substitution



Lincoln Life may withdraw funds and substitute shares of other funds if:

1) the shares of any fund should no longer be available for investment by the Separate Account; or

2) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitutions. Substitute funds may have higher charges than the funds being replaced.

Voting Rights

The funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares of our Sub-Account invested in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners.

POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

In addition to policy charges, the investment adviser for each of the funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser, and other expenses incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses). Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses is contained in each fund's prospectus.

The monthly deductions, including the cost of insurance charges, may be deducted in two ways:

1) Proportionately from the net accumulation value of each underlying investment option subject to the charge.

12

2) From the net accumulation value of specific funds which you have designated.

If you have selected designated funds, and in a given month there is not sufficient value in those funds to cover the monthly deduction, we will take the remaining monthly deduction pro rata from the rest of the funds in your policy that have value.

If you have not selected designated funds, the monthly deductions will be taken pro rata from all of the funds in your policy that have value.

The monthly deductions are made on the "monthly anniversary day," the date of issue and the same day of each month thereafter. If the day that would otherwise be a monthly anniversary day is non-existent for that month, or is not a valuation day, then the monthly anniversary day is the next valuation day. You may select or change designated funds at any time prior to a monthly anniversary day by contacting our Administrative Office.

If the value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.

Premium Load; Net Premium Payment

We make a deduction from each premium payment. This amount, referred to as "premium load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 5% from each premium payment. The premium payment, net of the premium load, is called the "net premium payment."

Surrender Charges

A surrender charge may apply if the policy is totally surrendered. The surrender charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of surrender charges is included in each policy.

The surrender charge varies by age of the insured, the number of years since the date of issue or the date of an increase in specified amount, and the specified amount. The surrender charge will never exceed $54.00 per $1,000 of specified amount. A personalized schedule of surrender charges is included in each policy. You may obtain more information about the surrender charges that would apply to your policy by requesting a personalized illustration from your insurance representative.

The duration of the surrender charge is 15 years for full surrenders. The length of the surrender charge period varies based on the age of the insured on the date of issue or the date of an increase in your specified amount as follows:

o Ages 0-50, 15 years
o Age 51, 14 years
o Age 52, 13 years
o Age 53, 12 years
o Age 54, 11 years

o Ages 55 and above, 10 years

Surrender charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The surrender charge will not exceed the policy value. All surrender charges decline to zero within 15 years following policy issue, or any increase in specified amount.

If you increase the specified amount, a new surrender charge will be applicable to each increase. This charge is in addition to any surrender charge on the existing specified amount. Upon an increase in specified amount, we will send you supplemental policy specifications reflecting the maximum additional surrender charge.

If you decrease your specified amount while the surrender charge still applies, the surrender charge will remain the same.

                                                                              13


Any surrender may have tax implications. Consult your financial adviser before initiating a surrender.

Partial Surrender Fee

No surrender charge is imposed on a partial surrender, but an administrative fee of 2% of the amount withdrawn, not to exceed $25, is imposed. This fee is allocated pro rata among the Sub-Accounts and the Fixed Account from which the partial surrender proceeds are taken.

Fund Transfer Fee

For each transfer request in excess of 12 made during any policy year, we will charge you an administrative fee of $25. This fee is currently being waived, but we reserve the right to charge it.

Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The current charge is the guaranteed effective annual rate of 0.75% in policy years 1-10, 0.35% in policy years 11-20 and 0.20% in policy years 21 and beyond.

Cost of Insurance Charge

A significant cost of variable life insurance is the "cost of insurance" charge. This charge is the portion of the monthly deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes).

The cost of insurance charge depends on the policy duration, the age, underwriting category and gender (in accordance with state law) of the insured, and the current net amount at risk. The net amount at risk is the death benefit minus the greater of zero or the policy value, and may vary with investment performance, premium payment patterns, and charges. The rate on which the monthly deduction for the cost of insurance is based will generally increase each policy year as the insured ages. Cost of insurance rates are generally lower for healthy individuals.

The cost of insurance is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4%), subtracting the value at the beginning of the policy month, and multiplying the result (the "net amount at risk") by the applicable cost of insurance rate as determined by the Company.

The current cost of insurance charge may be less than the guaranteed cost of insurance charge, but it will never exceed the maximum cost of insurance charge. A schedule of guaranteed maximum cost of insurance rates is part of your policy.

Administrative Fee

There is a flat monthly deduction of $15 during the first policy year and, currently, $5 monthly thereafter (guaranteed not to exceed $10 monthly after the first policy year). This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

14

Policy Loan Interest

If you borrow against your policy, interest will be charged to the Loan Account value. The annual effective interest rate is 8% in all policy years. We will credit interest to the Loan Account at a rate of 7% in years 1-10 and 8% thereafter.

Rider Charges

Waiver of Monthly Deductions. The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the policy and all riders, multiplied by a rate factor. The rate factor depends on the age, underwriting category and gender of the insured. The maximum rate factor is 12%. If you have elected this rider, a table of rate factors appears on the rider pages in your policy.

Case Exceptions

Charges and fees may be reduced in some circumstances where policies are purchased by corporations and other groups or sponsoring organizations on a multiple-life case basis.

YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The policy and the application constitute the entire contract between you and Lincoln Life.

We may add, change or eliminate any funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new fund for one that is no longer available for investment, or is no longer suitable for the policy. We will obtain any required approvals from policy owners, the SEC, and state insurance regulators before substituting any funds.

We may choose to add or remove Sub-Accounts as investment options under the policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any funds, we will make appropriate endorsements to the policies.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insured and owner; date of issue; the initial specified amount; the death benefit option selected; issue age; named beneficiary; initial premium payment; surrender charges; expense charges and fees; No Lapse premium (if elected); and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

                                                                              15


Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The date of issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and age are determined.

Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We allow telephone or other electronic transactions when you provide us authorization to do so. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.

Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly cost of insurance charge deducted from the policy value after issue varies depending on the age, gender and underwriting category of the insured.

A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 18 and at most age
85. Age will be determined by the nearest birthday of the insured.



To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

Owner



The owner on the date of issue is designated in the policy specifications. You, as owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) optional No Lapse protection and riders;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be placed in the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as the insured is living. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date you sign them.

16

Right-to-Examine Period

You may return your policy to us for cancellation within 10 days after you receive it (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, we will refund the full amount of any premium payments made. If a premium payment was made by check, there may be a delay until the check clears.

Any net premium payments received by us within ten days of the date the policy was issued will be held in the Money Market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated in your application.

Initial Specified Amount

You will select the initial specified amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The initial specified amount is shown on the policy specifications page.

Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

Transfer of amounts from one Sub-Account to another or from the Sub-Accounts to the Fixed Account are possible at any time. Within 30 days after each anniversary of the date of issue, you may transfer up to 20% of the Fixed Account value (as of the preceding anniversary of the date of issue) to one or more Sub-Accounts. The cumulative amount of transfers from the Fixed Account within any such 30 day period cannot exceed 20% of the Fixed Account value on the most recent policy anniversary.

Up to 12 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. We may limit transfers from the Fixed Account at any time.

Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 p.m. Eastern time on a business day will normally be effective that day.

Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders. We discourage frequent transfers, and we accommodate frequent transfers only if we lack a contractual basis to refuse those transfer requests.

We discourage frequent trading by assessing transfer charges and enforcing limitations on transfers to the extent allowed by the policies as described in the Transfers section and Transaction Fee Table of the prospectus. We apply these limitations uniformly to all policy owners. If, however, we are unable to prevent market timing, certain policy

                                                                              17


owners may engage in market timing activity which is harmful to other policy owners. That harm may include the dilution of the value of fund shares and increased expenses which negatively impact investment returns as described above.

The funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. Policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.



In our sole discretion, we may impose revised Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We will apply these revised Market Timing Procedures uniformly to all policy owners. In addition, we may impose other procedures or restrictions as required by law or court order, or to comply with state or federal regulatory requirements. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.



Optional Sub-Account Allocation Programs

You may elect to participate in programs for dollar cost averaging or automatic rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

Dollar Cost Averaging systematically transfers specified dollar amounts from the Money Market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar cost averaging will not assure a profit or protect against a declining market.

If the owner elects Dollar Cost Averaging from either the Money Market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

You may elect dollar cost averaging on your application, or contact our Administrative Office for information.

Dollar cost averaging terminates automatically:

1) if the value in the Money Market Sub-Account is insufficient to complete the next transfer;

2) one week after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) if the number of designated transfers has been completed; or

4) if your policy is surrendered.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the owner. If automatic rebalancing is elected, all net premium payments allocated to the Sub-Accounts will be subject to automatic rebalancing.



You may select automatic rebalancing on a quarterly, semi-annual or annual basis. Automatic rebalancing may be elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.



Riders

We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy, they may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular

18

rider, it may restrict the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

Waiver of Monthly Deduction Rider: If desired, you must select this rider when you initially apply for insurance. Lincoln Life will maintain the death benefit by paying covered monthly deductions during periods of disability. Charges for this rider, if elected, are part of the monthly deductions.

Accounting Value Rider: If desired, you must select this rider when you initially apply for insurance. You must meet the underwriting and minimum premium requirements for this rider. If your policy is fully surrendered in the first four policy years, this rider provides enhanced cash surrender values by using a table of alternate surrender charges. The rider does not provide for enhanced cash surrender value for partial surrenders and loans. There is no charge for this rider.

Change of Insured Rider. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current insured's 65th birthday. There is no separate charge for this rider, however policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.

Continuation of Coverage

If the insured is still living at age 100, and the policy has not been surrendered, the policy will remain in force until surrender or death of the insured. There are certain changes that will take place:

1) we will no longer accept premium payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account; and

4) we will no longer transfer amounts to the Sub-Accounts.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the insured; or

3) failure to pay the necessary amount of premium to keep your policy in force.



State Regulation

The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state specific features.

PREMIUMS

You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required, except to maintain the No Lapse provision or to keep the policy in force. Premiums may be paid any time before the insured attains age 100.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.

                                                                              19


Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The amount of net premium payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.

Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic premium payments at any time.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

Unless you specifically direct otherwise, any payment received (other than any premium payment necessary to prevent, or cure, policy lapse) will be applied as premium and will not repay any outstanding loans. There is no premium load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase planned premiums, or pay additional premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.



We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your policy exceeds the limit is referred to as the guideline premium test. The excess amount of premium will be returned to you. We may accept alternate instructions from you to prevent your policy from becoming a MEC. Refer to the section headed "Tax Issues" for more information.



Policy Values

Policy value in a variable life insurance policy is also called the accumulation value.

The accumulation value equals the sum of the Fixed Account value, the Separate Account value, and the Loan Account value. At any point in time, the accumulation value reflects:

1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the Loan Account; and

20

5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the accumulation value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the variable accumulation value.

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value. Interest is credited daily on the Fixed Account value at the greater of a rate of 0.010746% (equivalent to a compounded annual rate of 4%) or a higher rate determined by the Company.

The Loan Account value, if any, reflects any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's General Account. We do not guarantee the Loan Account value. Interest is credited on the Loan Account at an effective annual rate of 7% in policy years 1-10 and 8% thereafter.

The "net" accumulation value is the accumulation value less the Loan Account value. It represents the net value of your policy and is the basis for calculating the surrender value.

We will tell you at least annually the accumulation value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the Loan Account value. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.

DEATH BENEFITS


The death benefit proceeds is the amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, partial surrenders, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment. Riders may impact the amount payable as death benefit proceeds in your policy. Refer to the "Riders" section of this prospectus for more information.



Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

                                                                              21


1) the amount determined by the death benefit option in effect on the date of the death of the insured, less any indebtedness; or

2) a percentage of the accumulation value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. A schedule of these percentages is in your policy.

The following table provides more information about the death benefit options.


 Option                          Death Benefit Proceeds Equal to the                                  Variability
    1         Specified amount (a minimum of $100,000)                                      None; level death benefit
    2         Sum of the specified amount plus the net accumulation value as of             May increase or decrease over
              the date of the insured's death.                                              time, depending on the amount
                                                                                            of premium paid and the
                                                                                            investment performance of the
                                                                                            underlying Sub-Accounts or the
                                                                                            Fixed Account.
    3         Sum of the specified amount plus the accumulated premiums (all                Will generally increase,
              premiums paid minus the cumulative policy factor, if that factor is           depending on the amount of
              elected) up to the limit shown in the policy specifications, as of the        premium paid.
              date of the insured's death. Any premium paid that will cause the death benefit proceeds to exceed this limit will be applied to the policy, but will not increase the death benefit. The cumulative policy factor, normally used in business situations, is calculated as:
              a) the applicable monthly rate then used by the Internal Revenue
              Service (IRS); or b) an alternative monthly rate permitted by the
              IRS; times c) the specified amount divided by 1000.


If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.

Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000.

The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. The minimum increase in specified amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.


 Option change                                                   Impact
     1 to 2          The specified amount will be reduced by the accumulation value as of the effective date of change.
     2 to 1          The specified amount will be increased by the accumulation value as of the effective date of change.
     1 to 3          The specified amount will not change.
     3 to 1          The specified amount will be increased by accumulated premiums (less the cumulative policy factor if that factor is elected) as of the effective date of change.

22


 Option change                                                    Impact
     2 to 3          The specified amount will be increased by the accumulation value as of the effective date of change.
     3 to 2          o If the accumulation value is greater than the accumulated premium (less cumulative policy factor if that factor elected), the specified amount will be reduced by the accumulation value less accumulated premium (plus cumulative policy factor if that factor is elected) as of the effective date of change.
                     o If the accumulation value is less than the accumulated
                     premium (less the cumulative policy factor if elected), the specified amount will be increased by the accumulated
                     premium (less the cumulative policy factor if that factor
                     is elected), less the accumulation value as of the
                     effective date of change.


Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Any increase in the specified amount will increase the amount of the surrender charge applicable to your policy. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law according to the guideline premium test.

The guideline premium test provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the policy's death benefit above the specified amount in order to satisfy the guideline premium test. If the increase in the policy's death benefit causes an increase in the net amount at risk, charges for the cost of insurance will increase as well.

Any change is effective on the first monthly anniversary day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the changes will be effective on the first monthly anniversary day on which the accumulation value is equal to, or greater than, the monthly deduction amount.

Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.



If the recipient of the death benefit proceeds has elected a lump sum settlement and the death benefit proceeds are over $10,000, the proceeds will be placed into an interest-bearing account in the recipient's name. The SecureLine (Reg.
TM) account allows the recipient additional time to decide how to manage the proceeds with the balance earning interest from the day the account is opened.

The SecureLine (Reg. TM) account is a special service that we offer in which your death benefit or surrender proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the proceeds) a check, we will send a checkbook so that you (or the proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.



                                                                              23




POLICY SURRENDERS


You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The surrender value of your policy is the amount you can receive by surrendering the policy. The surrender value is the net accumulation value less any applicable surrender charge, less any accrued loan interest not yet charged.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of variable accumulation units. The cancellation of such units will be based on the variable accumulation unit value determined at the close of the valuation period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.



If you request lump sum surrender and the policy's surrender value is over $10,000, your surrender proceeds will be placed into a SecureLine (Reg. TM) account in your name. Refer to the description of the SecureLine (Reg. TM) account under the section headed "Death Benefit Proceeds" for more information.

Partial Surrender



You may make a partial surrender, withdrawing a portion of your policy values. You may request a partial surrender in writing or electronically, if previously authorized. The total of all partial surrenders may not exceed 90% of the surrender value of your policy. We may limit partial surrenders to the extent necessary to meet the federal tax law requirements. Each partial surrender must be at least $500. Partial surrenders are subject to other limitations as described below.

Partial surrenders may reduce the accumulation value and the specified amount. The amount of the partial surrender and our administrative fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of partial surrenders on the death benefit proceeds depends on the death benefit option in effect at the time of the partial surrender.


   Death Benefit

 Option in Effect                                        Impact of Partial Surrender
         1              Will reduce the accumulation value and the specified amount.
         2              Will reduce the accumulation value, but not the specified amount.
         3              Will reduce the accumulated premiums, and the specified amount to the extent that the amount of the partial surrender exceeds the accumulated premiums.

Partial surrender proceeds will generally be paid within seven days of our receipt of your request.

We may at our discretion decline any request for a partial surrender.

POLICY LOANS
You may borrow against the surrender value of your policy. The loan may be for any amount up to 100% of the current surrender value. However, we reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the accumulation value less surrender charge. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and accumulation value.

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account do not participate

24

in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid. Interest on policy loans accrues at an effective annual rate of 8% in all years, and is payable once a year in arrears on each policy anniversary, or earlier upon full surrender or other payment of proceeds of your policy.

The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding policy loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the Loan Account value. Lincoln Life credits interest to the loan account value at a rate of 7% in policy years 1-10 and 8% thereafter, so the net cost of your policy loan is 1% in years 1-10 and 0% thereafter.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated, unless you instruct otherwise.

If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current accumulation value less surrender charges, the policy will terminate subject to the conditions in the grace period provision, unless the No Lapse provision is in effect. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.

LAPSE AND REINSTATEMENT
If at any time the net accumulation value is insufficient to pay the monthly deduction, unless the No Lapse provision is in effect, all policy coverage will terminate. This is referred to as policy lapse. The net accumulation value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the net accumulation value of your policy is sufficient to pay the monthly deduction amount on a monthly anniversary day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

If the amount in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly anniversary day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.

No Lapse Provision

Availability of the No Lapse provision may vary in some states. Where available, there is no charge for this feature. This provision is only available with death benefit options 1 and 2.

The No Lapse premium is the cumulative premium required to have been paid by each monthly anniversary day to prevent the policy from lapsing. If this policy has a No Lapse premium shown on the specifications, this policy will not lapse if, at each monthly anniversary day, the sum of all premium payments less any policy loans (including any accrued loan interest) and partial surrenders is at least equal to the sum of the No Lapse premiums (as indicated in the policy specifications) due since the date of issue of the policy.

                                                                              25


There is no difference in the calculation of policy values and death benefit between a policy that has the No Lapse provision, and a policy that does not. This is true whether or not the No Lapse provision is active and keeping the policy from lapsing.

A grace period will be allotted after each monthly anniversary day on which insufficient premiums have been paid. The grace period is the later of (a) 31 days after the date of mailing of the notice (as explained above), and (b) 61 days after the date of the monthly anniversary day with respect to which such notice was sent. The payment of sufficient additional premiums during the grace period will keep the No Lapse provision in force.

The No Lapse provision will be terminated if you fail to meet the premium requirements, if there is an increase in specified amount or if you change the death benefit option. Once the No Lapse provision terminates, it cannot be reinstated.

If the No Lapse provision terminates, the premiums you must pay to keep the policy in force may be significantly higher than the No Lapse premium would have been. If you pay only the minimum premium needed to keep the No Lapse provision in force, you may be foregoing the potential for increased accumulation value that higher premium payments could provide.

Reinstatement of a Lapsed Policy

If the No Lapse provision is not in effect, and your policy has lapsed, you may reinstate your policy within five years of the policy lapse date, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability of the insured is furnished to us and we agree to accept the risk for the insured;

4) we receive a payment sufficient to keep your policy in force for at least two months; and

5) any accrued loan interest is paid.

The reinstated policy will be effective as of the monthly anniversary day after the date on which we approve your application for reinstatement. Surrender charges will be reinstated as of the policy year in which your policy lapsed. Your accumulation value at reinstatement will be the net premium payment then made less all monthly deductions due.

TAX ISSUES
The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax adviser about the application of tax rules to your individual situation.

Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the guideline premium test, which provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the

26

insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a cash value accumulation test, which does not limit premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the policy.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy premium payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includable in the beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for federal income tax purposes.

Policies Which Are MECs

Characterization of a Policy as a MEC. A modified endowment contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test", a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the

                                                                              27


policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

Policies Which Are Not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy Years.
Section 7702 places limitations on the amount of premium payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.

Other Considerations

Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

28



Compliance with the Tax Law. We believe that the maximum amount of premium payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

Disallowance of Interest Deductions. Interest on policy loan indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20% owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.



Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Fair Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the accumulation value or the net accumulation value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.

Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the

                                                                              29




appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.



LEGAL PROCEEDINGS


Lincoln Life is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings ultimately will be resolved without materially affecting the financial position of Lincoln Life, the Separate Account or the Principal Underwriter.



FINANCIAL STATEMENTS


The December 31, 2005 financial statements of the Separate Account and consolidated financial statements of the Company are located in the SAI.



30

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).

                               Contents of the SAI


GENERAL INFORMATION
   Lincoln Life
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES

   Independent Registered Public Accounting
      Firm

   Accounting Services
   Checkbook Service for Disbursements


POLICY INFORMATION
   Case Exceptions
   Assignment
   Change of Ownership
   Beneficiary
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age or Gender
   Suicide

ADDITIONAL INFORMATION ABOUT CHARGES
   Surrender Charges

PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 942-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LFG.com

Lincoln Life Flexible Premium Variable Life Account M
1933 Act Registration No. 333-42479
1940 Act Registration No. 811-08557

                                End of Prospectus

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)




                                Dated May 1, 2006

                  Relating to Prospectus Dated May 1, 2006 for



                              Lincoln VULCV product

       Lincoln Life Flexible Premium Variable Life Account M, Registrant



             The Lincoln National Life Insurance Company, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Client Service Center
350 Church Street - MVL1
Hartford, CT 06103-1106

or by telephoning (800) 444-2363, and requesting a copy of the Lincoln VULCV product prospectus.


                          TABLE OF CONTENTS OF THE SAI


Contents                                                   Page
-------------------------------------------------       ----------
GENERAL INFORMATION .............................             2
    Lincoln Life ................................             2
    Registration Statement ......................             2
    Changes of Investment Policy ................             2
    Principal Underwriter .......................             2
    Disaster Plan ...............................             3
    Advertising .................................             3
SERVICES ........................................             3
    Independent Registered Public Accounting
      Firm ......................................             3
    Accounting Services .........................             3
    Checkbook Service for Disbursements .........             3



Contents                                                   Page
-------------------------------------------------       ----------
POLICY INFORMATION ..............................             4
    Case Exceptions .............................             4
    Assignment ..................................             4
    Change of Ownership .........................             4
    Beneficiary .................................             4
    Change of Plan ..............................             5
    Settlement Options ..........................             5
    Deferral of Payments ........................             5
    Incontestability ............................             5
    Misstatement of Age or Gender ...............             5
    Suicide .....................................             6
ADDITIONAL INFORMATION ABOUT
CHARGES .........................................             6
    Surrender Charges ...........................             6
PERFORMANCE DATA ................................             6
FINANCIAL STATEMENTS ............................             7
    Separate Account ............................           M-1
    Company .....................................           S-1

                                                                               1


GENERAL INFORMATION


Lincoln Life

The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.



Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.



Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.

Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.

Changes of Investment Policy

Lincoln Life may materially change the investment policy of the Separate Account. If this decision is made, we must inform the owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments. The state insurance departments would not approve the change in investment policy if found to be detrimental to the interests of the owners of the policies or the end result would render our operations hazardous to the public.

If an owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the insured. The owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.

Principal Underwriter

Lincoln Life, 1300 S. Clinton Street, Fort Wayne, IN 46802, is the principal underwriter for the policies, which are offered continuously. Lincoln Life is registered with the Securities and Exchange Commission under the Securities

2

Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has overall responsibility for establishing a selling plan for the policies.

Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.

Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

SERVICES

Independent Registered Public Accounting Firm

The financial statements of the Separate Account and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.

Accounting Services

We have entered into an agreement with the Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.

Checkbook Service for Disbursements

We offer a checkbook service in which the death benefit proceeds are transferred into an interest-bearing account, in the beneficiary's name as owner of the account. Your beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the beneficiary additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened.

We also offer this same checkbook service for surrenders of your policy of $500,000 or more. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately-even a check for the entire amount.

                                                                               3


POLICY INFORMATION


Case Exceptions

This policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. We reserve the right to reduce premium loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, the expected persistency of the individual policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.

Assignment

While the insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.

Change of Ownership

As long as the insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the policy be submitted to us for endorsement before making a change.

Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while the insured is living, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.

If any beneficiary dies before the insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.

4

Change of Plan

Within 18 months of the date we issue your policy, you may exchange your policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the insured as the original policy.

Settlement Options

You may elect or change a settlement option while the insured is alive. If you have not irrevocably selected a settlement option, the beneficiary may elect to change the settlement option within 90 days after the insured dies. If no settlement option is selected, the death benefit proceeds will be paid in a lump sum.

If you assign your policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining death benefit proceeds as elected.

Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the policy cannot be surrendered and neither the payee nor the settlement option may be changed.

You have at least four settlement options:

1) an annuity for the lifetime of the payee;

2) an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;

3) monthly payments for a stated number of years, at least five but no more than thirty; or

4) payment of a maximum of 3% interest annually on the sum left on deposit.

We may offer you or your beneficiary additional settlement options in the future.

Deferral of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will generally be made within seven days of our receipt of such a request. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment.

Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).

Misstatement of Age or Gender

If the age or gender of the insured has been misstated, benefits will be adjusted based on the following values:

1) the net amount at risk at the time of the insured's death;

2) the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and gender in the policy month of death; and

3) the accumulation value at the time of the insured's death.

                                                                               5


The amount of death benefit proceeds will be 1. multiplied by 2. and then the result added to 3.



Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.

ADDITIONAL INFORMATION ABOUT CHARGES


Surrender Charges

The initial maximum surrender charge is calculated as (a) plus (b), with that result not to exceed (c), minus (d), where

(a) is 1.25 times the curtate net level premium for the specified amount of insurance, calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest;

(b) is $10 per $1000 of specified amount;

(c) is $50 per $1000 of specified amount; and

(d) is $60.

Algebraically, this formula is equivalent to Mina+b,c -d.

The maximum surrender charge decreases from its initial amount during the first 15 years. In general terms, the initial maximum surrender charge is amortized in proportion to a 20 year life contingent annuity due. In formulas, the maximum surrender charge at a point in time "t" years after issue is (a) times (b), where

(a) is the initial maximum surrender charge; and

(b) is the ratio of a life contingent annuity due beginning at time t and ending 20 years after issue, divided by a life contingent annuity due beginning at issue and ending 20 years after issue, both calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest.

The actual surrender charge may be less than the maximum surrender charge, and is included in each policy. No surrender charge is applied in the 16th policy year or beyond.

PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., premium loads, administrative fees, and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

6

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV

Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)


The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".

FINANCIAL STATEMENTS


The December 31, 2005 financial statements of the Separate Account and consolidated financial statements of the Company follow.

Lincoln Life Flexible Premium Variable Life Account M

Statement of assets and liabilities

December 31, 2005

                                                                                                         Mortality &
                                                                                                         Expense
                                                                Contract                   Contract      Guarantee
                                                                Purchases                  Redemptions   Charges
                                                                Due from                   Due to        Payable to
                                                                The Lincoln                The Lincoln   The Lincoln
                                                                National Life              National Life National Life
                                                                Insurance                  Insurance     Insurance
Subaccount                                          Investments Company       Total Assets Company       Company
-----------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                       $ 2,731,968    $    --    $ 2,731,968     $   140       $  120
AIM V.I. Diversified Income                             616,161         --        616,161          41           27
AIM V.I. Growth                                      18,673,882      7,124     18,681,006          --          810
AIM V.I. International Growth                         7,181,553      3,281      7,184,834          --          310
AIM V.I. Premier Equity                              23,078,894      6,134     23,085,028          --        1,000
ABVPSF Global Technology Class A                      1,380,853        437      1,381,290          --           59
ABVPSF Growth and Income Class A                     12,473,611         --     12,473,611      35,712          513
ABVPSF Large Cap Growth Class A                       2,452,026          2      2,452,028          --          104
ABVPSF Small/Mid Cap Value Class A                    7,359,608        752      7,360,360          --          297
American Century VP Inflation Protection              3,907,070      5,092      3,912,162          --          148
American Funds Global Growth Class 2                  3,329,498      7,960      3,337,458          --          121
American Funds Global Small Capitalization Class 2   18,062,985      5,764     18,068,749          --          746
American Funds Growth Class 2                        84,624,612     38,924     84,663,536          --        3,513
American Funds Growth-Income Class 2                 68,502,648     32,543     68,535,191          --        2,845
American Funds International Class 2                 30,460,729     10,721     30,471,450          --        1,229
Baron Capital Asset                                   5,780,897        118      5,781,015          --          253
Delaware VIPT Capital Reserves                           49,341          2         49,343          --            2
Delaware VIPT Diversified Income                      4,701,232         --      4,701,232       8,406          173
Delaware VIPT Emerging Markets                       15,080,208      2,147     15,082,355          --          618
Delaware VIPT High Yield                             10,068,317         --     10,068,317      10,311          412
Delaware VIPT REIT                                   19,804,884      3,112     19,807,996          --          815
Delaware VIPT Small Cap Value                        36,176,567     11,883     36,188,450          --        1,526
Delaware VIPT Trend                                  22,005,160      9,055     22,014,215          --          930
Delaware VIPT U.S. Growth                               836,232         46        836,278          --           34
Delaware VIPT Value                                   7,688,133         93      7,688,226          --          318
Fidelity VIP Asset Manager                              734,769         --        734,769          35           32
Fidelity VIP Contrafund Service Class                36,873,621     13,222     36,886,843          --        1,515
Fidelity VIP Equity-Income                            5,453,774         --      5,453,774         191          240
Fidelity VIP Equity-Income Service Class              6,186,488         --      6,186,488      24,861          257
Fidelity VIP Growth Service Class                     7,052,997      5,944      7,058,941          --          303
Fidelity VIP Growth Opportunities Service Class       4,579,269         --      4,579,269          50          196
Fidelity VIP High Income Service Class                1,711,820      3,027      1,714,847          --           76
Fidelity VIP Investment Grade Bond                    2,612,732         --      2,612,732          43          115
Fidelity VIP Mid Cap Service Class                      925,540        470        926,010          --           33
Fidelity VIP Overseas Service Class                   3,311,088      1,135      3,312,223          --          138
FTVIPT Franklin Small-Mid Cap Growth Securities       6,034,845      3,121      6,037,966          --          245
FTVIPT Templeton Foreign Securities                   3,514,439         --      3,514,439         155          155
FTVIPT Templeton Foreign Securities Class 2           6,988,121      4,974      6,993,095          --          305
FTVIPT Templeton Global Asset Allocation                954,867         --        954,867          --           42
FTVIPT Templeton Global Income Securities               675,135         14        675,149          --           21
FTVIPT Templeton Growth Securities                    7,025,368      2,750      7,028,118          --          295
FTVIPT Templeton Growth Securities Class 2            4,304,369         22      4,304,391          --          185
Janus Aspen Series Balanced                          13,106,771         --     13,106,771         237          575
Janus Aspen Series Balanced Service Shares            7,104,789      2,750      7,107,539          --          305
Janus Aspen Series Global Technology Service Shares   1,521,271         11      1,521,282          --           67
Janus Aspen Series Mid Cap Growth Service Shares      3,439,647        147      3,439,794          --          146
Janus Aspen Series Worldwide Growth                  13,437,121      3,473     13,440,594          --          582
Janus Aspen Series Worldwide Growth Service Shares    3,054,725         59      3,054,784          --          133
Lincoln VIPT Aggressive Growth                          410,384         --        410,384          19           17
Lincoln VIPT Aggressive Profile                         148,143         --        148,143          --            5
Lincoln VIPT Bond                                    41,902,518         --     41,902,518       4,424        1,745
Lincoln VIPT Capital Appreciation                     5,669,393         96      5,669,489          --          241
Lincoln VIPT Conservative Profile                        40,390         --         40,390          --            2








Subaccount                                          Net Assets
---------------------------------------------------------------
AIM V.I. Capital Appreciation                       $ 2,731,708
AIM V.I. Diversified Income                             616,093
AIM V.I. Growth                                      18,680,196
AIM V.I. International Growth                         7,184,524
AIM V.I. Premier Equity                              23,084,028
ABVPSF Global Technology Class A                      1,381,231
ABVPSF Growth and Income Class A                     12,437,386
ABVPSF Large Cap Growth Class A                       2,451,924
ABVPSF Small/Mid Cap Value Class A                    7,360,063
American Century VP Inflation Protection              3,912,014
American Funds Global Growth Class 2                  3,337,337
American Funds Global Small Capitalization Class 2   18,068,003
American Funds Growth Class 2                        84,660,023
American Funds Growth-Income Class 2                 68,532,346
American Funds International Class 2                 30,470,221
Baron Capital Asset                                   5,780,762
Delaware VIPT Capital Reserves                           49,341
Delaware VIPT Diversified Income                      4,692,653
Delaware VIPT Emerging Markets                       15,081,737
Delaware VIPT High Yield                             10,057,594
Delaware VIPT REIT                                   19,807,181
Delaware VIPT Small Cap Value                        36,186,924
Delaware VIPT Trend                                  22,013,285
Delaware VIPT U.S. Growth                               836,244
Delaware VIPT Value                                   7,687,908
Fidelity VIP Asset Manager                              734,702
Fidelity VIP Contrafund Service Class                36,885,328
Fidelity VIP Equity-Income                            5,453,343
Fidelity VIP Equity-Income Service Class              6,161,370
Fidelity VIP Growth Service Class                     7,058,638
Fidelity VIP Growth Opportunities Service Class       4,579,023
Fidelity VIP High Income Service Class                1,714,771
Fidelity VIP Investment Grade Bond                    2,612,574
Fidelity VIP Mid Cap Service Class                      925,977
Fidelity VIP Overseas Service Class                   3,312,085
FTVIPT Franklin Small-Mid Cap Growth Securities       6,037,721
FTVIPT Templeton Foreign Securities                   3,514,129
FTVIPT Templeton Foreign Securities Class 2           6,992,790
FTVIPT Templeton Global Asset Allocation                954,825
FTVIPT Templeton Global Income Securities               675,128
FTVIPT Templeton Growth Securities                    7,027,823
FTVIPT Templeton Growth Securities Class 2            4,304,206
Janus Aspen Series Balanced                          13,105,959
Janus Aspen Series Balanced Service Shares            7,107,234
Janus Aspen Series Global Technology Service Shares   1,521,215
Janus Aspen Series Mid Cap Growth Service Shares      3,439,648
Janus Aspen Series Worldwide Growth                  13,440,012
Janus Aspen Series Worldwide Growth Service Shares    3,054,651
Lincoln VIPT Aggressive Growth                          410,348
Lincoln VIPT Aggressive Profile                         148,138
Lincoln VIPT Bond                                    41,896,349
Lincoln VIPT Capital Appreciation                     5,669,248
Lincoln VIPT Conservative Profile                        40,388

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account M

December 31, 2005


                                                                                                Mortality &
                                                                                                Expense
                                                       Contract                   Contract      Guarantee
                                                       Purchases                  Redemptions   Charges
                                                       Due from                   Due to        Payable to
                                                       The Lincoln                The Lincoln   The Lincoln
                                                       National Life              National Life National Life
                                                       Insurance                  Insurance     Insurance
Subaccount                                 Investments Company       Total Assets Company       Company       Net Assets
-------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Core                          $    18,625   $     --    $    18,625      $ --         $    1     $    18,624
Lincoln VIPT Equity-Income                   5,198,655        118      5,198,773        --            222       5,198,551
Lincoln VIPT Global Asset Allocation         1,576,492         50      1,576,542        --             66       1,576,476
Lincoln VIPT Growth                             21,341         --         21,341        --              1          21,340
Lincoln VIPT Growth and Income                  11,675         --         11,675        --             --          11,675
Lincoln VIPT Growth Opportunities                6,003         --          6,003        --             --           6,003
Lincoln VIPT International                  11,441,549     12,187     11,453,736        --            459      11,453,277
Lincoln VIPT Moderate Profile                5,008,628         --      5,008,628        27            145       5,008,456
Lincoln VIPT Moderately Aggressive Profile   1,959,487    144,862      2,104,349        --             62       2,104,287
Lincoln VIPT Money Market                   35,377,367        537     35,377,904        --          1,480      35,376,424
Lincoln VIPT Social Awareness                3,019,837      1,134      3,020,971        --            124       3,020,847
M Fund Brandes International Equity          1,505,067      3,067      1,508,134        --             49       1,508,085
M Fund Business Opportunity Value              539,236      1,533        540,769        --             16         540,753
M Fund Frontier Capital Appreciation           347,340         --        347,340        --             13         347,327
M Fund Turner Core Growth                      909,348      1,533        910,881        --             29         910,852
MFS VIT Capital Opportunities                  747,927        117        748,044        --             31         748,013
MFS VIT Emerging Growth                     12,352,890         --     12,352,890       588            532      12,351,770
MFS VIT Total Return                        25,875,984      3,492     25,879,476        --          1,105      25,878,371
MFS VIT Utilities                           16,430,929      2,612     16,433,541        --            691      16,432,850
NB AMT Mid-Cap Growth                       16,338,628     15,156     16,353,784        --            690      16,353,094
NB AMT Partners                              2,580,648        189      2,580,837        --            111       2,580,726
NB AMT Regency                               8,363,735      1,844      8,365,579        --            349       8,365,230
PIMCO VIT OPCAP Global Equity                  726,693         --        726,693        85             32         726,576
PIMCO VIT OPCAP Managed                        789,352         --        789,352        --             35         789,317
Putnam VT Growth & Income Class IB           2,728,973         --      2,728,973       226            116       2,728,631
Putnam VT Health Sciences Class IB           2,290,263         30      2,290,293        --             98       2,290,195
Scudder VIT Equity 500 Index                57,221,876      2,793     57,224,669        --          2,407      57,222,262
Scudder VIT Small Cap Index                 11,227,015      8,662     11,235,677        --            467      11,235,210

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln Life Flexible Premium Variable Life Account M

Statement of operations

Year Ended December 31, 2005

                                                    Dividends
                                                    from       Mortality and     Net
                                                    Investment Expense           Investment
Subaccount                                          Income     Guarantee Charges Income (Loss)
----------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                       $    1,702     $ (20,822)     $  (19,120)
AIM V.I. Diversified Income                             38,964        (5,164)         33,800
AIM V.I. Growth                                             --      (144,358)       (144,358)
AIM V.I. International Growth                           43,883       (49,043)         (5,160)
AIM V.I. Premier Equity                                191,092      (183,355)          7,737
ABVPSF Global Technology Class A                            --        (8,974)         (8,974)
ABVPSF Growth and Income Class A                       158,328       (84,020)         74,308
ABVPSF Large Cap Growth Class A                             --       (15,302)        (15,302)
ABVPSF Small/Mid Cap Value Class A                      44,080       (47,450)         (3,370)
American Century VP Inflation Protection               136,213       (19,642)        116,571
American Funds Global Growth Class 2                    11,803       (12,167)           (364)
American Funds Global Small Capitalization Class 2     142,774      (112,881)         29,893
American Funds Growth Class 2                          526,027      (547,137)        (21,110)
American Funds Growth-Income Class 2                   872,711      (477,095)        395,616
American Funds International Class 2                   393,736      (170,699)        223,037
Baron Capital Asset                                         --       (45,967)        (45,967)
Delaware VIPT Capital Reserves                             493           (88)            405
Delaware VIPT Diversified Income                        17,938       (18,868)           (930)
Delaware VIPT Emerging Markets                          29,971       (78,966)        (48,995)
Delaware VIPT High Yield                               580,818       (69,821)        510,997
Delaware VIPT REIT                                     330,151      (137,104)        193,047
Delaware VIPT Small Cap Value                          119,714      (258,870)       (139,156)
Delaware VIPT Trend                                         --      (159,255)       (159,255)
Delaware VIPT U.S. Growth                                3,453        (4,814)         (1,361)
Delaware VIPT Value                                     83,926       (43,295)         40,631
Fidelity VIP Asset Manager                              21,409        (6,212)         15,197
Fidelity VIP Contrafund Service Class                   52,065      (222,858)       (170,793)
Fidelity VIP Equity-Income                              84,517       (42,031)         42,486
Fidelity VIP Equity-Income Service Class                78,370       (42,975)         35,395
Fidelity VIP Growth Service Class                       23,978       (50,115)        (26,137)
Fidelity VIP Growth Opportunities Service Class         35,443       (33,643)          1,800
Fidelity VIP High Income Service Class                 324,360       (16,123)        308,237
Fidelity VIP Investment Grade Bond                      98,243       (21,362)         76,881
Fidelity VIP Mid Cap Service Class                          --        (1,652)         (1,652)
Fidelity VIP Overseas Service Class                     10,644       (16,503)         (5,859)
FTVIPT Franklin Small-Mid Cap Growth Securities             --       (37,531)        (37,531)
FTVIPT Templeton Foreign Securities                     44,122       (27,397)         16,725
FTVIPT Templeton Foreign Securities Class 2             79,324       (54,105)         25,219
FTVIPT Templeton Global Asset Allocation                37,693        (7,513)         30,180
FTVIPT Templeton Global Income Securities                  867          (789)             78
FTVIPT Templeton Growth Securities                      71,419       (47,103)         24,316
FTVIPT Templeton Growth Securities Class 2              45,767       (31,779)         13,988
Janus Aspen Series Balanced                            297,498      (105,190)        192,308
Janus Aspen Series Balanced Service Shares             134,942       (47,414)         87,528
Janus Aspen Series Global Technology Service Shares         --       (11,265)        (11,265)
Janus Aspen Series Mid Cap Growth Service Shares            --       (21,684)        (21,684)
Janus Aspen Series Worldwide Growth                    182,010      (104,120)         77,890
Janus Aspen Series Worldwide Growth Service Shares      35,576       (24,308)         11,268
Lincoln VIPT Aggressive Growth                              --        (2,619)         (2,619)
Lincoln VIPT Aggressive Profile                             --          (127)           (127)
Lincoln VIPT Bond                                    1,695,434      (306,469)      1,388,965
Lincoln VIPT Capital Appreciation                       14,327       (55,163)        (40,836)
Lincoln VIPT Conservative Profile                           --           (53)            (53)
Lincoln VIPT Core                                           66           (29)             37
Lincoln VIPT Equity-Income                              60,102       (39,935)         20,167
Lincoln VIPT Global Asset Allocation                    18,827       (11,180)          7,647
Lincoln VIPT Growth                                         --           (36)            (36)

See accompanying notes.

                                               Net Change in   Net Increase
                 Dividends from Total Net      Unrealized      (Decrease) in
  Net Realized   Net Realized   Realized       Appreciation or Net Assets
  Gain (Loss) on Gain on        Gain (Loss) on Depreciation on Resulting from
  Investments    Investments    Investments    Investments     Operations
  ---------------------------------------------------------------------------
    $  (35,369)    $       --     $  (35,369)    $   255,124    $   200,635
       (19,074)            --        (19,074)         (1,142)        13,584
      (933,537)            --       (933,537)      2,225,933      1,148,038
       397,124             --        397,124         616,843      1,008,807
      (978,858)            --       (978,858)      2,018,078      1,046,957
        19,614             --         19,614          26,940         37,580
       332,674             --        332,674          76,004        482,986
        96,488             --         96,488         187,026        268,212
       299,297        266,242        565,539        (156,933)       405,236
          (296)         1,011            715         (78,461)        38,825
        12,396             --         12,396         313,439        325,471
       704,069             --        704,069       2,654,289      3,388,251
       889,449             --        889,449       9,924,600     10,792,939
       981,567        252,571      1,234,138       1,660,263      3,290,017
       485,518             --        485,518       4,172,937      4,881,492
       335,152             --        335,152        (151,337)       137,848
            (6)            --             (6)           (241)           158
          (733)         8,697          7,964         (34,874)       (27,840)
       447,814        105,782        553,596       2,060,616      2,565,217
       257,496             --        257,496        (504,610)       263,883
     1,023,425      1,000,542      2,023,967      (1,269,986)       947,028
     1,489,907      2,274,564      3,764,471        (798,916)     2,826,399
       339,216             --        339,216         815,508        995,469
         9,230             --          9,230          80,759         88,628
       160,154             --        160,154          97,867        298,652
       (12,266)           274        (11,992)         18,929         22,134
       643,487          4,733        648,220       4,142,203      4,619,630
        28,941        185,729        214,670           3,354        260,510
        99,772        181,167        280,939         (12,145)       304,189
        24,276             --         24,276         309,787        307,926
       (13,879)            --        (13,879)        348,173        336,094
       (11,351)            --        (11,351)       (290,857)         6,029
         4,740         59,355         64,095        (103,374)        37,602
         3,909             --          3,909          59,896         62,153
       110,853          9,580        120,433         315,623        430,197
       135,881             --        135,881         154,456        252,806
       (18,062)            --        (18,062)        316,390        315,053
       161,160             --        161,160         439,005        625,384
        15,826             --         15,826         (18,686)        27,320
            (4)            --             (4)          6,175          6,249
       184,870             --        184,870         287,527        496,713
        77,854             --         77,854         229,531        321,373
        47,176             --         47,176         642,678        882,162
       108,569             --        108,569         226,175        422,272
       (39,580)            --        (39,580)        194,339        143,494
       123,792             --        123,792         222,134        324,242
      (727,904)            --       (727,904)      1,277,789        627,775
        57,967             --         57,967          53,927        123,162
        14,042             --         14,042          20,060         31,483
            27             --             27           2,447          2,347
        69,368        398,285        467,653      (1,130,727)       725,891
      (200,261)            --       (200,261)        476,190        235,093
            11             --             11             797            755
            10             --             10             276            323
       110,581        165,963        276,544        (101,887)       194,824
        39,654         39,672         79,326           5,362         92,335
            71             --             71           1,568          1,603

Lincoln Life Flexible Premium Variable Life Account M

Year Ended December 31, 2005

                                           Dividends
                                           from       Mortality and     Net
                                           Investment Expense           Investment
Subaccount                                 Income     Guarantee Charges Income (Loss)
-------------------------------------------------------------------------------------
Lincoln VIPT Growth and Income             $      151     $     (18)      $     133
Lincoln VIPT Growth Opportunities                  --            (6)             (6)
Lincoln VIPT International                    215,514       (61,603)        153,911
Lincoln VIPT Moderate Profile                      --        (3,527)         (3,527)
Lincoln VIPT Moderately Aggressive Profile         --        (2,293)         (2,293)
Lincoln VIPT Money Market                   1,007,748      (279,664)        728,084
Lincoln VIPT Social Awareness                  23,239       (19,472)          3,767
M Fund Brandes International Equity            19,820        (5,087)         14,733
M Fund Business Opportunity Value               3,259        (1,558)          1,701
M Fund Frontier Capital Appreciation               --        (1,904)         (1,904)
M Fund Turner Core Growth                       3,619        (3,124)            495
MFS VIT Capital Opportunities                   5,376        (5,512)           (136)
MFS VIT Emerging Growth                            --       (92,678)        (92,678)
MFS VIT Total Return                          464,897      (188,159)        276,738
MFS VIT Utilities                              79,979      (104,871)        (24,892)
NB AMT Mid-Cap Growth                              --      (111,644)       (111,644)
NB AMT Partners                                21,115       (15,409)          5,706
NB AMT Regency                                  6,433       (52,826)        (46,393)
PIMCO VIT OPCAP Global Equity                   2,427        (5,683)         (3,256)
PIMCO VIT OPCAP Managed                         9,402        (6,417)          2,985
Putnam VT Growth & Income Class IB             39,666       (19,845)         19,821
Putnam VT Health Sciences Class IB                794       (12,378)        (11,584)
Scudder VIT EAFE Equity Index                 119,013       (20,337)         98,676
Scudder VIT Equity 500 Index                  861,462      (433,133)        428,329
Scudder VIT Small Cap Index                    65,260       (81,614)        (16,354)

                                               Net Change in   Net Increase
                 Dividends from Total Net      Unrealized      (Decrease) in
  Net Realized   Net Realized   Realized       Appreciation or Net Assets
  Gain (Loss) on Gain on        Gain (Loss) on Depreciation on Resulting from
  Investments    Investments    Investments    Investments     Operations
  ---------------------------------------------------------------------------
    $       1       $     --      $        1     $      290      $      424
            4             --               4            353             351
      204,763             --         204,763        733,683       1,092,357
        1,805             --           1,805         39,844          38,122
           68             --              68         32,187          29,962
           --             --              --             --         728,084
       21,557             --          21,557        258,529         283,853
        6,437         72,581          79,018         46,240         139,991
        1,354         40,082          41,436            302          43,439
        4,955         26,382          31,337          8,937          38,370
        5,993             --           5,993         83,609          90,097
       21,008             --          21,008        (12,984)          7,888
     (474,442)            --        (474,442)     1,499,863         932,743
      267,679        911,429       1,179,108       (951,512)        504,334
      486,467             --         486,467      1,576,275       2,037,850
      264,367             --         264,367      1,665,843       1,818,566
       70,704            490          71,194        248,988         325,888
      264,307        474,244         738,551         64,212         756,370
       16,677             --          16,677         29,969          43,390
        5,783         25,410          31,193            200          34,378
       68,479             --          68,479         29,355         117,655
       38,482             --          38,482        150,057         176,955
      836,636             --         836,636       (971,006)        (35,694)
      984,177             --         984,177        711,363       2,123,869
      606,736        279,894         886,630       (485,509)        384,767

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets

Years Ended December 31, 2004 and 2005

                                                                         AIM V.I.       AIM V.I.
                                                                         Capital        Diversified    AIM V.I.
                                                                         Appreciation   Income         Growth
                                                                         Subaccount     Subaccount     Subaccount
---------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                             $ 2,845,726    $   688,507    $18,751,552
Changes From Operations:
.. Net investment income (loss)                                                (22,009)        36,071       (144,842)
.. Net realized gain (loss) on investments                                    (114,538)        (7,211)    (1,274,204)
.. Net change in unrealized appreciation or depreciation on investments        278,653            720      2,720,687
                                                                          -----------    -----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          142,106         29,580      1,301,641
Change From Unit Transactions:
.. Contract purchases                                                          293,568         61,484      3,076,639
.. Contract withdrawals                                                       (461,325)       (85,814)    (3,011,016)
.. Contract transfers                                                          (82,819)        42,325     (1,092,285)
                                                                          -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (250,576)        17,995     (1,026,662)
                                                                          -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (108,470)        47,575        274,979
                                                                          -----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2004                                             2,737,256        736,082     19,026,531
Changes From Operations:
.. Net investment income (loss)                                                (19,120)        33,800       (144,358)
.. Net realized gain (loss) on investments                                     (35,369)       (19,074)      (933,537)
.. Net change in unrealized appreciation or depreciation on investments        255,124         (1,142)     2,225,933
                                                                          -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               200,635         13,584      1,148,038
Change From Unit Transactions:
.. Contract purchases                                                          245,672         51,156      2,378,612
.. Contract withdrawals                                                       (277,669)      (141,535)    (2,755,977)
.. Contract transfers                                                         (174,186)       (43,194)    (1,117,008)
                                                                          -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM UNIT TRANSACTIONS                 (206,183)      (133,573)    (1,494,373)
                                                                          -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (5,548)      (119,989)      (346,335)
                                                                          -----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2005                                           $ 2,731,708    $   616,093    $18,680,196
                                                                          ===========    ===========    ===========

                                                                         American Funds American Funds
                                                                         Growth-Income  International  Baron
                                                                         Class 2        Class 2        Capital Asset
                                                                         Subaccount     Subaccount     Subaccount
---------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                             $41,484,845    $ 6,737,992    $ 4,162,432
Changes From Operations:
.. Net investment income (loss)                                                 89,340        103,703        (37,337)
.. Net realized gain (loss) on investments                                     575,930        156,195        129,732
.. Net change in unrealized appreciation or depreciation on investments      3,824,800      1,882,452      1,003,249
                                                                          -----------    -----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        4,490,070      2,142,350      1,095,644
Change From Unit Transactions:
.. Contract purchases                                                       10,155,672      3,410,589        643,341
.. Contract withdrawals                                                     (5,005,121)    (1,016,913)      (629,785)
.. Contract transfers                                                        6,980,159      5,863,240        368,784
                                                                          -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS     12,130,710      8,256,916        382,340
                                                                          -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    16,620,780     10,399,266      1,477,984
                                                                          -----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2004                                            58,105,625     17,137,258      5,640,416
Changes From Operations:
.. Net investment income (loss)                                                395,616        223,037        (45,967)
.. Net realized gain (loss) on investments                                   1,234,138        485,518        335,152
.. Net change in unrealized appreciation or depreciation on investments      1,660,263      4,172,937       (151,337)
                                                                          -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             3,290,017      4,881,492        137,848
Change From Unit Transactions:
.. Contract purchases                                                       12,017,788      4,875,243        730,734
.. Contract withdrawals                                                     (6,663,132)    (2,405,983)      (777,559)
.. Contract transfers                                                        1,782,048      5,982,211         49,323
                                                                          -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM UNIT TRANSACTIONS                7,136,704      8,451,471          2,498
                                                                          -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    10,426,721     13,332,963        140,346
                                                                          -----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2005                                           $68,532,346    $30,470,221    $ 5,780,762
                                                                          ===========    ===========    ===========

                                                                         AIM V.I.
                                                                         International
                                                                         Growth
                                                                         Subaccount
-----------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                               $4,711,335
Changes From Operations:
.. Net investment income (loss)                                                  (5,113)
.. Net realized gain (loss) on investments                                      191,203
.. Net change in unrealized appreciation or depreciation on investments         962,514
                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         1,148,604
Change From Unit Transactions:
.. Contract purchases                                                           796,088
.. Contract withdrawals                                                        (725,469)
.. Contract transfers                                                           229,141
                                                                            ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         299,760
                                                                            ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      1,448,364
                                                                            ----------
NET ASSETS AT DECEMBER 31, 2004                                              6,159,699
Changes From Operations:
.. Net investment income (loss)                                                  (5,160)
.. Net realized gain (loss) on investments                                      397,124
.. Net change in unrealized appreciation or depreciation on investments         616,843
                                                                            ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              1,008,807
Change From Unit Transactions:
.. Contract purchases                                                           710,067
.. Contract withdrawals                                                        (629,981)
.. Contract transfers                                                           (64,068)
                                                                            ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM UNIT TRANSACTIONS                    16,018
                                                                            ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      1,024,825
                                                                            ----------
NET ASSETS AT DECEMBER 31, 2005                                             $7,184,524
                                                                            ==========


                                                                         Delaware VIPT
                                                                         Capital Reserves
                                                                         Subaccount
-----------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                               $       --
Changes From Operations:
.. Net investment income (loss)                                                      --
.. Net realized gain (loss) on investments                                           --
.. Net change in unrealized appreciation or depreciation on investments              --
                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                --
Change From Unit Transactions:
.. Contract purchases                                                                --
.. Contract withdrawals                                                              --
.. Contract transfers                                                                --
                                                                            ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS              --
                                                                            ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             --
                                                                            ----------
NET ASSETS AT DECEMBER 31, 2004                                                     --
Changes From Operations:
.. Net investment income (loss)                                                     405
.. Net realized gain (loss) on investments                                           (6)
.. Net change in unrealized appreciation or depreciation on investments            (241)
                                                                            ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    158
Change From Unit Transactions:
.. Contract purchases                                                             2,284
.. Contract withdrawals                                                          (1,359)
.. Contract transfers                                                            48,258
                                                                            ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM UNIT TRANSACTIONS                    49,183
                                                                            ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         49,341
                                                                            ----------
NET ASSETS AT DECEMBER 31, 2005                                             $   49,341
                                                                            ==========

See accompanying notes.

               ABVPSF                                                   American                    American Funds
               Global        ABVPSF         ABVPSF Large  ABVPSF        Century VP   American Funds Global Small
AIM V.I.       Technology    Growth and     Cap Growth    Small/Mid Cap Inflation    Global         Capitalization American Funds
Premier Equity Class A       Income Class A Class A       Value Class A Protection   Growth Class 2 Class 2        Growth Class 2
Subaccount     Subaccount    Subaccount     Subaccount    Subaccount    Subaccount   Subaccount     Subaccount     Subaccount
---------------------------------------------------------------------------------------------------------------------------------
 $25,682,334    $ 1,026,807   $ 5,872,560    $ 1,403,201   $ 3,164,836  $        --    $       --    $ 9,082,686    $48,481,609
     (79,836)        (8,873)        6,958        (13,765)      (26,929)      14,070          (926)       (82,010)      (318,014)
  (1,170,656)        27,434        74,740         29,692       196,109          364         5,700        583,341        559,381
   2,402,502         28,954       774,572        116,410       655,632       24,965        51,098      1,390,729      6,131,294
 -----------    -----------   -----------    -----------   -----------  -----------    ----------    -----------    -----------
   1,152,010         47,515       856,270        132,337       824,812       39,399        55,872      1,892,060      6,372,661
   3,645,449        260,553     2,140,699        608,469     1,335,174      325,171       402,810      2,035,131     13,297,620
  (3,520,291)      (148,256)     (805,623)      (221,028)     (648,857)     (40,198)      (37,013)    (1,361,408)    (5,985,850)
  (2,124,488)         4,541     1,994,127         32,235     1,315,287    1,200,970       279,733      1,069,727      1,958,947
 -----------    -----------   -----------    -----------   -----------  -----------    ----------    -----------    -----------
  (1,999,330)       116,838     3,329,203        419,676     2,001,604    1,485,943       645,530      1,743,450      9,270,717
 -----------    -----------   -----------    -----------   -----------  -----------    ----------    -----------    -----------
    (847,320)       164,353     4,185,473        552,013     2,826,416    1,525,342       701,402      3,635,510     15,643,378
 -----------    -----------   -----------    -----------   -----------  -----------    ----------    -----------    -----------
  24,835,014      1,191,160    10,058,033      1,955,214     5,991,252    1,525,342       701,402     12,718,196     64,124,987
       7,737         (8,974)       74,308        (15,302)       (3,370)     116,571          (364)        29,893        (21,110)
    (978,858)        19,614       332,674         96,488       565,539          715        12,396        704,069        889,449
   2,018,078         26,940        76,004        187,026      (156,933)     (78,461)      313,439      2,654,289      9,924,600
 -----------    -----------   -----------    -----------   -----------  -----------    ----------    -----------    -----------
   1,046,957         37,580       482,986        268,212       405,236       38,825       325,471      3,388,251     10,792,939
   2,749,502        167,771     2,308,329        298,534     1,438,482    1,134,529     1,230,523      2,184,005     14,747,773
  (4,005,265)       (85,602)   (1,025,034)      (296,106)     (660,850)    (279,966)     (233,109)    (1,953,237)    (8,307,150)
  (1,542,180)        70,322       613,072        226,070       185,943    1,493,284     1,313,050      1,730,788      3,301,474
 -----------    -----------   -----------    -----------   -----------  -----------    ----------    -----------    -----------
  (2,797,943)       152,491     1,896,367        228,498       963,575    2,347,847     2,310,464      1,961,556      9,742,097
 -----------    -----------   -----------    -----------   -----------  -----------    ----------    -----------    -----------
  (1,750,986)       190,071     2,379,353        496,710     1,368,811    2,386,672     2,635,935      5,349,807     20,535,036
 -----------    -----------   -----------    -----------   -----------  -----------    ----------    -----------    -----------
 $23,084,028    $ 1,381,231   $12,437,386    $ 2,451,924   $ 7,360,063  $ 3,912,014    $3,337,337    $18,068,003    $84,660,023
 ===========    ===========   ===========    ===========   ===========  ===========    ==========    ===========    ===========

Delaware VIPT  Delaware VIPT                              Delaware VIPT
Diversified    Emerging      Delaware VIPT  Delaware VIPT Small Cap     Delaware     Delaware VIPT  Delaware VIPT  Fidelity VIP
Income         Markets       High Yield     REIT          Value         VIPT Trend   U.S. Growth    Value          Asset Manager
Subaccount     Subaccount    Subaccount     Subaccount    Subaccount    Subaccount   Subaccount     Subaccount     Subaccount
---------------------------------------------------------------------------------------------------------------------------------
 $        --    $ 3,323,709   $ 6,418,558    $11,829,767   $21,938,961  $18,421,491    $  164,052    $ 2,536,779    $   860,396
      (1,259)        72,909       336,818        183,655      (154,784)    (154,911)       (2,522)        22,145         16,177
         195        226,941        75,710        744,157     1,325,240      128,270           (99)        71,462        (12,775)
      29,562        971,832       507,811      2,933,843     3,985,351    2,274,696        11,291        391,654         34,345
 -----------    -----------   -----------    -----------   -----------  -----------    ----------    -----------    -----------
      28,498      1,271,682       920,339      3,861,655     5,155,807    2,248,055         8,670        485,261         37,747
     367,140        814,173     1,846,262      3,050,548     4,249,115    3,930,776       316,103        670,214        125,436
     (36,341)      (458,916)     (802,821)    (1,350,550)   (3,167,861)  (2,686,522)      (77,735)      (282,353)      (127,324)
     511,919      1,380,306       683,052      1,765,252     4,644,005      307,223       123,138      1,064,923        (42,219)
 -----------    -----------   -----------    -----------   -----------  -----------    ----------    -----------    -----------
     842,718      1,735,563     1,726,493      3,465,250     5,725,259    1,551,477       361,506      1,452,784        (44,107)
 -----------    -----------   -----------    -----------   -----------  -----------    ----------    -----------    -----------
     871,216      3,007,245     2,646,832      7,326,905    10,881,066    3,799,532       370,176      1,938,045         (6,360)
 -----------    -----------   -----------    -----------   -----------  -----------    ----------    -----------    -----------
     871,216      6,330,954     9,065,390     19,156,672    32,820,027   22,221,023       534,228      4,474,824        854,036
        (930)       (48,995)      510,997        193,047      (139,156)    (159,255)       (1,361)        40,631         15,197
       7,964        553,596       257,496      2,023,967     3,764,471      339,216         9,230        160,154        (11,992)
     (34,874)     2,060,616      (504,610)    (1,269,986)     (798,916)     815,508        80,759         97,867         18,929
 -----------    -----------   -----------    -----------   -----------  -----------    ----------    -----------    -----------
     (27,840)     2,565,217       263,883        947,028     2,826,399      995,469        88,628        298,652         22,134
   1,401,547      1,711,290     2,030,685      3,848,282     5,067,286    3,165,021       163,097      1,226,133        105,380
    (329,079)    (1,172,348)   (1,410,213)    (1,732,352)   (3,245,694)  (2,441,296)      (91,174)      (730,704)      (180,260)
   2,776,809      5,646,624       107,849     (2,412,449)   (1,281,094)  (1,926,932)      141,465      2,419,003        (66,588)
 -----------    -----------   -----------    -----------   -----------  -----------    ----------    -----------    -----------
   3,849,277      6,185,566       728,321       (296,519)      540,498   (1,203,207)      213,388      2,914,432       (141,468)
 -----------    -----------   -----------    -----------   -----------  -----------    ----------    -----------    -----------
   3,821,437      8,750,783       992,204        650,509     3,366,897     (207,738)      302,016      3,213,084       (119,334)
 -----------    -----------   -----------    -----------   -----------  -----------    ----------    -----------    -----------
 $ 4,692,653    $15,081,737   $10,057,594    $19,807,181   $36,186,924  $22,013,285    $  836,244    $ 7,687,908    $   734,702
 ===========    ===========   ===========    ===========   ===========  ===========    ==========    ===========    ===========

Lincoln Life Flexible Premium Variable Life Account M

Years Ended December 31, 2004 and 2005

                                                                         Fidelity VIP                Fidelity VIP
                                                                         Contrafund    Fidelity VIP  Equity-Income
                                                                         Service Class Equity-Income Service Class
                                                                         Subaccount    Subaccount    Subaccount
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                             $18,101,114   $4,989,282      $3,452,894
Changes From Operations:
.. Net investment income (loss)                                               (111,931)      38,310          26,576
.. Net realized gain (loss) on investments                                     196,676       23,473          95,847
.. Net change in unrealized appreciation or depreciation on investments      2,884,054      460,495         314,712
                                                                          -----------   ----------      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        2,968,799      522,278         437,135
Change From Unit Transactions:
.. Contract purchases                                                        4,344,162      400,575       1,417,338
.. Contract withdrawals                                                     (2,755,103)    (669,994)       (764,148)
.. Contract transfers                                                        2,336,518      194,912         444,635
                                                                          -----------   ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      3,925,577      (74,507)      1,097,825
                                                                          -----------   ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     6,894,376      447,771       1,534,960
                                                                          -----------   ----------      ----------
NET ASSETS AT DECEMBER 31, 2004                                            24,995,490    5,437,053       4,987,854
Changes From Operations:
.. Net investment income (loss)                                               (170,793)      42,486          35,395
.. Net realized gain (loss) on investments                                     648,220      214,670         280,939
.. Net change in unrealized appreciation or depreciation on investments      4,142,203        3,354         (12,145)
                                                                          -----------   ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             4,619,630      260,510         304,189
Change From Unit Transactions:
.. Contract purchases                                                        6,426,234      441,506         953,584
.. Contract withdrawals                                                     (4,105,774)    (631,460)       (479,924)
.. Contract transfers                                                        4,949,748      (54,266)        395,667
                                                                          -----------   ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM UNIT TRANSACTIONS                7,270,208     (244,220)        869,327
                                                                          -----------   ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    11,889,838       16,290       1,173,516
                                                                          -----------   ----------      ----------
NET ASSETS AT DECEMBER 31, 2005                                           $36,885,328   $5,453,343      $6,161,370
                                                                          ===========   ==========      ==========

                                                                         FTVIPT        FTVIPT        FTVIPT
                                                                         Templeton     Templeton     Templeton
                                                                         Global Income Growth        Growth Securities
                                                                         Securities    Securities    Class 2
                                                                         Subaccount    Subaccount    Subaccount
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                             $        --   $3,544,172      $2,765,506
Changes From Operations:
.. Net investment income (loss)                                                     --       20,124          15,589
.. Net realized gain (loss) on investments                                          --       51,007          58,938
.. Net change in unrealized appreciation or depreciation on investments             --      605,066         420,536
                                                                          -----------   ----------      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               --      676,197         495,063
Change From Unit Transactions:
.. Contract purchases                                                               --    1,280,573         317,518
.. Contract withdrawals                                                             --     (490,320)       (475,786)
.. Contract transfers                                                               --      690,020         777,633
                                                                          -----------   ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS             --    1,480,273         619,365
                                                                          -----------   ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            --    2,156,470       1,114,428
                                                                          -----------   ----------      ----------
NET ASSETS AT DECEMBER 31, 2004                                                    --    5,700,642       3,879,934
Changes From Operations:
.. Net investment income (loss)                                                     78       24,316          13,988
.. Net realized gain (loss) on investments                                          (4)     184,870          77,854
.. Net change in unrealized appreciation or depreciation on investments          6,175      287,527         229,531
                                                                          -----------   ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 6,249      496,713         321,373
Change From Unit Transactions:
.. Contract purchases                                                          109,848    1,383,291         309,097
.. Contract withdrawals                                                        (11,826)    (913,464)       (395,511)
.. Contract transfers                                                          570,857      360,641         189,313
                                                                          -----------   ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM UNIT TRANSACTIONS                  668,879      830,468         102,899
                                                                          -----------   ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       675,128    1,327,181         424,272
                                                                          -----------   ----------      ----------
NET ASSETS AT DECEMBER 31, 2005                                           $   675,128   $7,027,823      $4,304,206
                                                                          ===========   ==========      ==========

                                                                         Fidelity VIP
                                                                         Growth
                                                                         Service Class
                                                                         Subaccount
--------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                             $ 5,460,425
Changes From Operations:
.. Net investment income (loss)                                                (37,968)
.. Net realized gain (loss) on investments                                      (5,325)
.. Net change in unrealized appreciation or depreciation on investments        196,532
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          153,239
Change From Unit Transactions:
.. Contract purchases                                                        1,340,896
.. Contract withdrawals                                                       (748,174)
.. Contract transfers                                                          266,620
                                                                          -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        859,342
                                                                          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     1,012,581
                                                                          -----------
NET ASSETS AT DECEMBER 31, 2004                                             6,473,006
Changes From Operations:
.. Net investment income (loss)                                                (26,137)
.. Net realized gain (loss) on investments                                      24,276
.. Net change in unrealized appreciation or depreciation on investments        309,787
                                                                          -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               307,926
Change From Unit Transactions:
.. Contract purchases                                                        1,125,762
.. Contract withdrawals                                                       (860,480)
.. Contract transfers                                                           12,424
                                                                          -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM UNIT TRANSACTIONS                  277,706
                                                                          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       585,632
                                                                          -----------
NET ASSETS AT DECEMBER 31, 2005                                           $ 7,058,638
                                                                          ===========


                                                                         Janus Aspen
                                                                         Series
                                                                         Balanced
                                                                         Subaccount
--------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                             $14,293,025
Changes From Operations:
.. Net investment income (loss)                                                194,143
.. Net realized gain (loss) on investments                                     (79,573)
.. Net change in unrealized appreciation or depreciation on investments        874,669
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          989,239
Change From Unit Transactions:
.. Contract purchases                                                        1,767,870
.. Contract withdrawals                                                     (2,205,511)
.. Contract transfers                                                       (1,136,595)
                                                                          -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS     (1,574,236)
                                                                          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (584,997)
                                                                          -----------
NET ASSETS AT DECEMBER 31, 2004                                            13,708,028
Changes From Operations:
.. Net investment income (loss)                                                192,308
.. Net realized gain (loss) on investments                                      47,176
.. Net change in unrealized appreciation or depreciation on investments        642,678
                                                                          -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               882,162
Change From Unit Transactions:
.. Contract purchases                                                        1,366,815
.. Contract withdrawals                                                     (1,863,829)
.. Contract transfers                                                         (987,217)
                                                                          -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM UNIT TRANSACTIONS               (1,484,231)
                                                                          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (602,069)
                                                                          -----------
NET ASSETS AT DECEMBER 31, 2005                                           $13,105,959
                                                                          ===========

Fidelity VIP                                                                                   FTVIPT       FTVIPT
Growth          Fidelity VIP   Fidelity VIP   Fidelity VIP  Fidelity VIP     FTVIPT Franklin   Templeton    Templeton
Opportunities   High Income    Investment     Mid Cap       Overseas Service Small-Mid Cap     Foreign      Foreign Securities
Service Class   Service Class  Grade Bond     Service Class Class            Growth Securities Securities   Class 2
Subaccount      Subaccount     Subaccount     Subaccount    Subaccount       Subaccount        Subaccount   Subaccount
-------------------------------------------------------------------------------------------------------------------------------
  $4,305,467     $ 2,676,502     $2,945,598    $        --     $  632,379       $3,384,540      $3,293,782     $ 5,497,116
     (12,664)        197,542         98,588             --          1,243          (30,219)         12,124          15,730
     (61,229)         19,624        105,027             --         17,035          113,024        (117,370)         23,779
     333,206             183       (105,966)            --        168,267          308,831         659,364         942,142
  ----------     -----------     ----------    -----------     ----------       ----------      ----------     -----------
     259,313         217,349         97,649             --        186,545          391,636         554,118         981,651
     553,592         313,947        346,465             --        780,131        1,061,036         311,965         911,637
    (523,900)       (345,111)      (382,317)            --       (185,649)        (402,200)       (451,212)       (703,383)
    (158,720)       (108,544)      (328,598)            --        448,318           59,749        (151,270)        (53,512)
  ----------     -----------     ----------    -----------     ----------       ----------      ----------     -----------
    (129,028)       (139,708)      (364,450)            --      1,042,800          718,585        (290,517)        154,742
  ----------     -----------     ----------    -----------     ----------       ----------      ----------     -----------
     130,285          77,641       (266,801)            --      1,229,345        1,110,221         263,601       1,136,393
  ----------     -----------     ----------    -----------     ----------       ----------      ----------     -----------
   4,435,752       2,754,143      2,678,797             --      1,861,724        4,494,761       3,557,383       6,633,509
       1,800         308,237         76,881         (1,652)        (5,859)         (37,531)         16,725          25,219
     (13,879)        (11,351)        64,095          3,909        120,433          135,881         (18,062)        161,160
     348,173        (290,857)      (103,374)        59,896        315,623          154,456         316,390         439,005
  ----------     -----------     ----------    -----------     ----------       ----------      ----------     -----------
     336,094           6,029         37,602         62,153        430,197          252,806         315,053         625,384
     455,346         234,818        249,830        358,033        685,408        1,248,579         302,934         776,316
    (514,175)       (292,916)      (311,576)       (45,790)      (280,553)        (585,800)       (366,950)       (876,514)
    (133,994)       (987,303)       (42,079)       551,581        615,309          627,375        (294,291)       (165,905)
  ----------     -----------     ----------    -----------     ----------       ----------      ----------     -----------
    (192,823)     (1,045,401)      (103,825)       863,824      1,020,164        1,290,154        (358,307)       (266,103)
  ----------     -----------     ----------    -----------     ----------       ----------      ----------     -----------
     143,271      (1,039,372)       (66,223)       925,977      1,450,361        1,542,960         (43,254)        359,281
  ----------     -----------     ----------    -----------     ----------       ----------      ----------     -----------
  $4,579,023     $ 1,714,771     $2,612,574    $   925,977     $3,312,085       $6,037,721      $3,514,129     $ 6,992,790
  ==========     ===========     ==========    ===========     ==========       ==========      ==========     ===========

                Janus Aspen    Janus Aspen    Janus Aspen   Janus Aspen
Janus Aspen     Series Global  Series Mid     Series        Series Worldwide Lincoln VIPT      Lincoln VIPT
Series Balanced Technology     Cap Growth     Worldwide     Growth           Aggressive        Aggressive   Lincoln VIPT
Service Shares  Service Shares Service Shares Growth        Service Shares   Growth            Profile      Bond
Subaccount      Subaccount     Subaccount     Subaccount    Subaccount       Subaccount        Subaccount   Subaccount
-------------------------------------------------------------------------------------------------------------------------------
  $4,784,416     $ 1,487,613     $1,274,455    $15,368,723     $3,124,511       $  135,291      $       --     $32,267,258
      82,265         (11,502)       (14,335)        30,322          4,507           (1,683)             --       1,124,467
      63,964         (49,871)        38,702     (1,003,237)        48,203            9,909              --       1,085,501
     253,891          61,630        338,767      1,531,514         74,369           21,414              --        (734,780)
  ----------     -----------     ----------    -----------     ----------       ----------      ----------     -----------
     400,120             257        363,134        558,599        127,079           29,640              --       1,475,188
   1,115,902         318,088        643,946      2,300,943        591,402           84,042              --       6,589,143
    (488,309)       (209,559)      (197,969)    (2,130,789)      (352,835)         (20,144)             --      (4,420,325)
      56,794         (72,235)       405,259     (1,927,839)       (91,516)          77,057              --         621,575
  ----------     -----------     ----------    -----------     ----------       ----------      ----------     -----------
     684,387          36,294        851,236     (1,757,685)       147,051          140,955              --       2,790,393
  ----------     -----------     ----------    -----------     ----------       ----------      ----------     -----------
   1,084,507          36,551      1,214,370     (1,199,086)       274,130          170,595              --       4,265,581
  ----------     -----------     ----------    -----------     ----------       ----------      ----------     -----------
   5,868,923       1,524,164      2,488,825     14,169,637      3,398,641          305,886              --      36,532,839
      87,528         (11,265)       (21,684)        77,890         11,268           (2,619)           (127)      1,388,965
     108,569         (39,580)       123,792       (727,904)        57,967           14,042              27         467,653
     226,175         194,339        222,134      1,277,789         53,927           20,060           2,447      (1,130,727)
  ----------     -----------     ----------    -----------     ----------       ----------      ----------     -----------
     422,272         143,494        324,242        627,775        123,162           31,483           2,347         725,891
   1,085,618         252,702        521,157      1,865,040        422,103          125,040          53,309       7,637,549
    (638,517)       (177,686)      (270,548)    (1,881,498)      (698,313)         (33,270)         (5,660)     (5,092,532)
     368,938        (221,459)       375,972     (1,340,942)      (190,942)         (18,791)         98,142       2,092,602
  ----------     -----------     ----------    -----------     ----------       ----------      ----------     -----------
     816,039        (146,443)       626,581     (1,357,400)      (467,152)          72,979         145,791       4,637,619
  ----------     -----------     ----------    -----------     ----------       ----------      ----------     -----------
   1,238,311          (2,949)       950,823       (729,625)      (343,990)         104,462         148,138       5,363,510
  ----------     -----------     ----------    -----------     ----------       ----------      ----------     -----------
  $7,107,234     $ 1,521,215     $3,439,648    $13,440,012     $3,054,651       $  410,348      $  148,138     $41,896,349
  ==========     ===========     ==========    ===========     ==========       ==========      ==========     ===========

FTVIPT
Templeton
Global Asset
Allocation
Subaccount
------------
$   588,802
     15,113
      7,561
     91,403
-----------
    114,077
     69,283
    (53,115)
    179,789
-----------
    195,957
-----------
    310,034
-----------
    898,836
     30,180
     15,826
    (18,686)
-----------
     27,320
     44,467
   (136,795)
    120,997
-----------
     28,669
-----------
     55,989
-----------
$   954,825
===========


Lincoln VIPT
Capital
Appreciation
Subaccount
------------
$ 7,619,032
    (62,027)
   (300,917)
    701,501
-----------
    338,557
  1,560,657
 (1,106,244)
   (383,591)
-----------
     70,822
-----------
    409,379
-----------
  8,028,411
    (40,836)
   (200,261)
    476,190
-----------
    235,093
  1,277,883
 (1,040,517)
 (2,831,622)
-----------
 (2,594,256)
-----------
 (2,359,163)
-----------
$ 5,669,248
===========

Lincoln Life Flexible Premium Variable Life Account M

Years Ended December 31, 2004 and 2005

                                                                         Lincoln VIPT              Lincoln VIPT Lincoln VIPT
                                                                         Conservative Lincoln VIPT Equity-      Global Asset
                                                                         Profile      Core         Income       Allocation
                                                                         Subaccount   Subaccount   Subaccount   Subaccount
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                              $     --     $     --    $4,588,426   $  957,721
Changes From Operations:
.. Net investment income (loss)                                                   --           --        15,486       11,114
.. Net realized gain (loss) on investments                                        --           --        57,149       23,626
.. Net change in unrealized appreciation or depreciation on investments           --           --       342,549      108,732
                                                                           --------     --------    ----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             --           --       415,184      143,472
Change From Unit Transactions:
.. Contract purchases                                                             --           --       379,082      314,794
.. Contract withdrawals                                                           --           --      (546,565)    (224,555)
.. Contract transfers                                                             --           --       251,373      138,384
                                                                           --------     --------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS           --           --        83,890      228,623
                                                                           --------     --------    ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          --           --       499,074      372,095
                                                                           --------     --------    ----------   ----------
NET ASSETS AT DECEMBER 31, 2004                                                  --           --     5,087,500    1,329,816
Changes From Operations:
.. Net investment income (loss)                                                  (53)          37        20,167        7,647
.. Net realized gain (loss) on investments                                        11           10       276,544       79,326
.. Net change in unrealized appreciation or depreciation on investments          797          276      (101,887)       5,362
                                                                           --------     --------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 755          323       194,824       92,335
Change From Unit Transactions:
.. Contract purchases                                                             --        1,267       469,471      390,550
.. Contract withdrawals                                                         (716)      (1,253)     (512,936)    (167,167)
.. Contract transfers                                                         40,349       18,287       (40,308)     (69,058)
                                                                           --------     --------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM UNIT TRANSACTIONS                 39,633       18,301       (83,773)     154,325
                                                                           --------     --------    ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      40,388       18,624       111,051      246,660
                                                                           --------     --------    ----------   ----------
NET ASSETS AT DECEMBER 31, 2005                                            $ 40,388     $ 18,624    $5,198,551   $1,576,476
                                                                           ========     ========    ==========   ==========

                                                                         M Fund       M Fund
                                                                         Business     Frontier     M Fund       MFS VIT
                                                                         Opportunity  Capital      Turner Core  Capital
                                                                         Value        Appreciation Growth       Opportunities
                                                                         Subaccount   Subaccount   Subaccount   Subaccount
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                              $     70     $ 47,537    $   33,584   $  452,630
Changes From Operations:
.. Net investment income (loss)                                                   40         (955)         (385)      (2,397)
.. Net realized gain (loss) on investments                                       114          593           224        6,354
.. Net change in unrealized appreciation or depreciation on investments          789       18,282        21,908       67,228
                                                                           --------     --------    ----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            943       17,920        21,747       71,185
Change From Unit Transactions:
.. Contract purchases                                                          6,418       86,091       106,564      235,674
.. Contract withdrawals                                                       (1,561)     (13,017)      (12,077)     (66,898)
.. Contract transfers                                                          4,890       78,618        86,055       21,993
                                                                           --------     --------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        9,747      151,692       180,542      190,769
                                                                           --------     --------    ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      10,690      169,612       202,289      261,954
                                                                           --------     --------    ----------   ----------
NET ASSETS AT DECEMBER 31, 2004                                              10,760      217,149       235,873      714,584
Changes From Operations:
.. Net investment income (loss)                                                1,701       (1,904)          495         (136)
.. Net realized gain (loss) on investments                                    41,436       31,337         5,993       21,008
.. Net change in unrealized appreciation or depreciation on investments          302        8,937        83,609      (12,984)
                                                                           --------     --------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              43,439       38,370        90,097        7,888
Change From Unit Transactions:
.. Contract purchases                                                        166,485       66,557        85,462       97,072
.. Contract withdrawals                                                      (40,864)     (24,176)      (30,685)     (64,235)
.. Contract transfers                                                        360,933       49,427       530,105       (7,296)
                                                                           --------     --------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM UNIT TRANSACTIONS                486,554       91,808       584,882       25,541
                                                                           --------     --------    ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     529,993      130,178       674,979       33,429
                                                                           --------     --------    ----------   ----------
NET ASSETS AT DECEMBER 31, 2005                                            $540,753     $347,327    $  910,852   $  748,013
                                                                           ========     ========    ==========   ==========

                                                                   Lincoln VIPT                            M Fund
             Lincoln VIPT Lincoln VIPT                Lincoln VIPT Moderately                 Lincoln VIPT Brandes
Lincoln VIPT Growth and   Growth        Lincoln VIPT  Moderate     Aggressive   Lincoln VIPT  Social       International
Growth       Income       Opportunities International Profile      Profile      Money Market  Awareness    Equity
Subaccount   Subaccount   Subaccount    Subaccount    Subaccount   Subaccount   Subaccount    Subaccount   Subaccount
------------------------------------------------------------------------------------------------------------------------
$        --  $        --   $        --   $ 1,487,220   $       --   $       --  $ 46,813,138   $1,824,641   $   48,903
         --           --            --        12,466           --           --        25,290        4,797        2,156
         --           --            --        34,075           --           --            --      (20,673)      20,995
         --           --            --       487,645           --           --            --      252,301       30,995
-----------  -----------   -----------   -----------   ----------   ----------  ------------   ----------   ----------
         --           --            --       534,186           --           --        25,290      236,425       54,146
         --           --            --       920,135           --           --    34,226,377      365,810      162,802
         --           --            --      (329,980)          --           --    (9,779,478)    (294,439)     (21,658)
         --           --            --     1,378,879           --           --   (37,690,740)     167,303      145,918
-----------  -----------   -----------   -----------   ----------   ----------  ------------   ----------   ----------
         --           --            --     1,969,034           --           --   (13,243,841)     238,674      287,062
-----------  -----------   -----------   -----------   ----------   ----------  ------------   ----------   ----------
         --           --            --     2,503,220           --           --   (13,218,551)     475,099      341,208
-----------  -----------   -----------   -----------   ----------   ----------  ------------   ----------   ----------
         --           --            --     3,990,440           --           --    33,594,587    2,299,740      390,111
        (36)         133            (6)      153,911       (3,527)      (2,293)      728,084        3,767       14,733
         71            1             4       204,763        1,805           68            --       21,557       79,018
      1,568          290           353       733,683       39,844       32,187            --      258,529       46,240
-----------  -----------   -----------   -----------   ----------   ----------  ------------   ----------   ----------
      1,603          424           351     1,092,357       38,122       29,962       728,084      283,853      139,991
     23,157        9,825         6,618     2,404,511    1,023,820    1,473,586    53,324,361      410,787      361,537
     (2,541)      (2,288)       (1,020)   (1,123,262)     (92,823)     (69,878)   (7,767,390)    (244,621)     (90,530)
       (879)       3,714            54     5,089,231    4,039,337      670,617   (44,503,218)     271,088      706,976
-----------  -----------   -----------   -----------   ----------   ----------  ------------   ----------   ----------
     19,737       11,251         5,652     6,370,480    4,970,334    2,074,325     1,053,753      437,254      977,983
-----------  -----------   -----------   -----------   ----------   ----------  ------------   ----------   ----------
     21,340       11,675         6,003     7,462,837    5,008,456    2,104,287     1,781,837      721,107    1,117,974
-----------  -----------   -----------   -----------   ----------   ----------  ------------   ----------   ----------
$    21,340  $    11,675   $     6,003   $11,453,277   $5,008,456   $2,104,287  $ 35,376,424   $3,020,847   $1,508,085
===========  ===========   ===========   ===========   ==========   ==========  ============   ==========   ==========

                                                                                                           Putnam VT
MFS VIT                                 NB AMT                                  PIMCO VIT     PIMCO VIT    Growth &
Emerging     MFS VIT      MFS VIT       Mid-Cap       NB AMT       NB AMT       OPCAP Global  OPCAP        Income
Growth       Total Return Utilities     Growth        Partners     Regency      Equity        Managed      Class IB
Subaccount   Subaccount   Subaccount    Subaccount    Subaccount   Subaccount   Subaccount    Subaccount   Subaccount
------------------------------------------------------------------------------------------------------------------------
$11,504,139  $18,203,679   $ 7,676,654   $10,401,154   $1,491,517   $3,680,321  $    669,695   $  665,512   $1,984,018
    (91,490)     158,560        54,610       (92,221)     (11,960)     (33,279)       (1,947)       4,257       16,982
   (643,456)     203,263        65,402        11,540       58,503       83,723           382       (1,047)      27,318
  2,100,926    1,674,433     2,215,566     1,877,663      201,305      878,309        79,058       63,925      178,298
-----------  -----------   -----------   -----------   ----------   ----------  ------------   ----------   ----------
  1,365,980    2,036,256     2,335,578     1,796,982      247,848      928,753        77,493       67,135      222,598
  2,007,554    3,440,142     1,267,703     2,329,460      289,490      669,388        94,798       77,778      367,912
 (1,743,086)  (2,373,241)     (993,652)   (1,510,570)    (476,098)    (363,094)      (99,129)    (109,441)    (216,084)
   (602,133)   1,239,400       492,603       710,142       (8,313)     882,129         4,005      129,490       90,031
-----------  -----------   -----------   -----------   ----------   ----------  ------------   ----------   ----------
   (337,665)   2,306,301       766,654     1,529,032     (194,921)   1,188,423          (326)      97,827      241,859
-----------  -----------   -----------   -----------   ----------   ----------  ------------   ----------   ----------
  1,028,315    4,342,557     3,102,232     3,326,014       52,927    2,117,176        77,167      164,962      464,457
-----------  -----------   -----------   -----------   ----------   ----------  ------------   ----------   ----------
 12,532,454   22,546,236    10,778,886    13,727,168    1,544,444    5,797,497       746,862      830,474    2,448,475
    (92,678)     276,738       (24,892)     (111,644)       5,706      (46,393)       (3,256)       2,985       19,821
   (474,442)   1,179,108       486,467       264,367       71,194      738,551        16,677       31,193       68,479
  1,499,863     (951,512)    1,576,275     1,665,843      248,988       64,212        29,969          200       29,355
-----------  -----------   -----------   -----------   ----------   ----------  ------------   ----------   ----------
    932,743      504,334     2,037,850     1,818,566      325,888      756,370        43,390       34,378      117,655
  1,623,626    4,306,710     1,631,500     2,405,729      228,168    1,272,950        81,550       54,845      258,076
 (1,669,386)  (2,735,869)   (1,712,355)   (2,265,992)    (201,672)    (776,637)     (115,652)     (86,166)    (142,395)
 (1,067,667)   1,256,960     3,696,969       667,623      683,898    1,315,050       (29,574)     (44,214)      46,820
-----------  -----------   -----------   -----------   ----------   ----------  ------------   ----------   ----------
 (1,113,427)   2,827,801     3,616,114       807,360      710,394    1,811,363       (63,676)     (75,535)     162,501
-----------  -----------   -----------   -----------   ----------   ----------  ------------   ----------   ----------
   (180,684)   3,332,135     5,653,964     2,625,926    1,036,282    2,567,733       (20,286)     (41,157)     280,156
-----------  -----------   -----------   -----------   ----------   ----------  ------------   ----------   ----------
$12,351,770  $25,878,371   $16,432,850   $16,353,094   $2,580,726   $8,365,230  $    726,576   $  789,317   $2,728,631
===========  ===========   ===========   ===========   ==========   ==========  ============   ==========   ==========

Lincoln Life Flexible Premium Variable Life Account M

Years Ended December 31, 2004 and 2005

                                                                         Putnam VT
                                                                         Health      Scudder VIT  Scudder VIT  Scudder VIT
                                                                         Sciences    EAFE Equity  Equity 500   Small Cap
                                                                         Class IB    Index        Index        Index
                                                                         Subaccount  Subaccount   Subaccount   Subaccount
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                            $1,028,200  $ 3,753,928  $50,954,438  $ 7,989,559
Changes From Operations:
.. Net investment income (loss)                                               (6,773)      61,348      169,376      (32,298)
.. Net realized gain (loss) on investments                                    22,995      131,393     (190,584)     363,329
.. Net change in unrealized appreciation or depreciation on investments       59,273      531,897    4,945,888    1,133,339
                                                                         ----------  -----------  -----------  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         75,495      724,638    4,924,680    1,464,370
Change From Unit Transactions:
.. Contract purchases                                                        243,734    1,046,288    7,870,921    2,024,200
.. Contract withdrawals                                                      (94,607)    (779,809)  (6,290,951)  (1,002,400)
.. Contract transfers                                                        (19,125)     195,080      698,470      478,450
                                                                         ----------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      130,002      461,559    2,278,440    1,500,250
                                                                         ----------  -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     205,497    1,186,197    7,203,120    2,964,620
                                                                         ----------  -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2004                                           1,233,697    4,940,125   58,157,558   10,954,179
Changes From Operations:
.. Net investment income (loss)                                              (11,584)      98,676      428,329      (16,354)
.. Net realized gain (loss) on investments                                    38,482      836,636      984,177      886,630
.. Net change in unrealized appreciation or depreciation on investments      150,057     (971,006)     711,363     (485,509)
                                                                         ----------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             176,955      (35,694)   2,123,869      384,767
Change From Unit Transactions:
.. Contract purchases                                                        175,805      560,255    7,575,799    2,171,070
.. Contract withdrawals                                                     (255,543)    (593,569)  (7,645,149)  (1,151,902)
.. Contract transfers                                                        959,281   (4,871,117)  (2,989,815)  (1,122,904)
                                                                         ----------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM UNIT TRANSACTIONS                879,543   (4,904,431)  (3,059,165)    (103,736)
                                                                         ----------  -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   1,056,498   (4,940,125)    (935,296)     281,031
                                                                         ----------  -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2005                                          $2,290,195  $        --  $57,222,262  $11,235,210
                                                                         ==========  ===========  ===========  ===========

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements

December 31, 2005

1. Accounting Policies And Variable Account Information
The Variable Account: Lincoln Life Flexible Premium Variable Life Account M (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (Lincoln Life) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of Lincoln Life. The Variable Account consists of fourteen variable universal life
(VUL) products which are listed below.

                 VUL I                       VUL-DB IV
                 VUL-CV                      VUL-FLEX
                 VUL-CV II and VUL-CV II     VUL-Money Guard
                   Elite
                 VUL-CV III                  VUL/ONE/
                 VUL-CV IV                   Momentum VUL/ONE/
                 VUL-DB and VUL-DB Elite     VUL/ONE /2005
                 VUL-DB II                   Momentum VUL/ONE/
                                               2005

The assets of the Variable Account are owned by Lincoln Life. The portion of the Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising from any other business of Lincoln Life.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of eighty one mutual funds (the Funds) of sixteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
  AIM V.I. Capital Appreciation Fund (Series I)
  AIM V.I. Diversified Income Fund (Series I)
  AIM V.I. Growth Fund (Series I)
  AIM V.I. International Growth Fund (Series I)
  AIM V.I. Premier Equity Fund (Series I)

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
  ABVPSF Global Technology Portfolio (Class A)
  ABVPSF Growth and Income Portfolio (Class A)
  ABVPSF Large Cap Growth Portfolio (Class A)
  ABVPSF Small/Mid Cap Value Portfolio (Class A)

American Century Variable Portfolios, Inc. (American Century VP):
  American Century VP Inflation Protection (Class 1)

American Funds Insurance Series (American Funds):
  American Funds Global Growth Fund (Class 2)
  American Funds Global Small Capitalization Fund (Class 2)
  American Funds Growth Fund (Class 2)
  American Funds Growth-Income Fund (Class 2)
  American Funds International Fund (Class 2)

Baron Capital Funds Trust (Baron Capital):
  Baron Capital Asset Fund Insurance Shares

Delaware VIP Trust (Delaware VIPT)*:
  Delaware VIPT Capital Reserves Series (Standard Class)
  Delaware VIPT Diversified Income Series (Standard Class)
  Delaware VIPT Emerging Markets Series (Standard Class)
  Delaware VIPT High Yield Series (Standard Class)
  Delaware VIPT REIT Series (Standard Class)
  Delaware VIPT Small Cap Value Series (Standard Class)
  Delaware VIPT Trend Series (Standard Class)
  Delaware VIPT U.S. Growth Series (Standard Class)
  Delaware VIPT Value Series (Standard Class)

Fidelity Variable Insurance Products Fund (Fidelity VIP):
  Fidelity VIP Asset Manager Portfolio
  Fidelity VIP Contrafund Portfolio (Service Class)
  Fidelity VIP Equity-Income Portfolio
  Fidelity VIP Equity-Income Portfolio (Service Class)
  Fidelity VIP Growth Portfolio (Service Class)
  Fidelity VIP Growth Opportunities Portfolio (Service Class)
  Fidelity VIP High Income Portfolio (Service Class)
  Fidelity VIP Investment Grade Bond Portfolio
  Fidelity VIP Mid Cap Portfolio (Service Class)
  Fidelity VIP Overseas Portfolio (Service Class)

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
  FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 1)
  FTVIPT Templeton Foreign Securities Fund (Class 1)
  FTVIPT Templeton Foreign Securities Fund (Class 2)
  FTVIPT Templeton Global Asset Allocation Fund (Class 1)
  FTVIPT Templeton Global Income Securities Fund (Class 1)
  FTVIPT Templeton Growth Securities Fund (Class 1)
  FTVIPT Templeton Growth Securities Fund (Class 2)

Janus Aspen Series:
  Janus Aspen Series Balanced Portfolio
  Janus Aspen Series Balanced Portfolio (Service Shares)
  Janus Aspen Series Global Technology Portfolio (Service Shares)

Lincoin Life Flexible Premium Variable Life Account M

  Janus Aspen Series Mid Cap Growth Portfolio (Service Shares)
  Janus Aspen Series Worldwide Growth Portfolio
  Janus Aspen Series Worldwide Growth Portfolio (Service Shares)

Lincoln Variable Insurance Products Trust (Lincoln VIPT)*:
  Lincoln VIPT Aggressive Growth Fund
  Lincoln VIPT Aggressive Profile Fund
  Lincoln VIPT Bond Fund
  Lincoln VIPT Capital Appreciation Fund
  Lincoln VIPT Conservative Profile Fund
  Lincoln VIPT Core Fund
  Lincoln VIPT Equity-Income Fund
  Lincoln VIPT Global Asset Allocation Fund
  Lincoln VIPT Growth Fund
  Lincoln VIPT Growth and Income Fund
  Lincoln VIPT Growth Opportunities Fund
  Lincoln VIPT International Fund
  Lincoln VIPT Moderate Profile Fund
  Lincoln VIPT Moderately Aggressive Profile Fund
  Lincoln VIPT Money Market Fund
  Lincoln VIPT Social Awareness Fund

M Fund, Inc. (M Fund):
  M Fund Brandes International Equity Fund
  M Fund Business Opportunity Value Fund
  M Fund Frontier Capital Appreciation Fund
  M Fund Turner Core Growth Fund

MFS Variable Insurance Trust (MFS VIT):
  MFS VIT Capital Opportunities Series (Initial Class)
  MFS VIT Emerging Growth Series (Initial Class)
  MFS VIT Total Return Series (Initial Class)
  MFS VIT Utilities Series (Initial Class)

Neuberger Berman Advisers Management Trust (NB AMT):
  NB AMT Mid-Cap Growth Portfolio (I Class)
  NB AMT Partners Portfolio (I Class)
  NB AMT Regency Portfolio (I Class)

PIMCO Advisors VIT (PIMCO VIT OPCAP):
  PIMCO VIT OPCAP Global Equity Portfolio
  PIMCO VIT OPCAP Managed Portfolio

Putnam Variable Trust (Putnam VT):
  Putnam VT Growth & Income Fund (Class IB)
  Putnam VT Health Sciences Fund (Class IB)

Scudder Investment VIT Funds (Scudder VIT):
  Scudder VIT Equity 500 Index Fund
  Scudder VIT Small Cap Index Fund

* Denotes an affiliate of Lincoln Life

Investments in the Funds are stated at the closing net asset value per share on December 31, 2005, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the variable subaccounts on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of Lincoln Life, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

New Investment Funds and Fund Name Changes: During 2004, the OCC Accumulation Trust (OCC) family of funds changed its name to PIMCO Advisors VIT (fund family of the OPCAP funds).

Also during 2004, the Delaware VIPT Large Cap Value Series changed its name to the Delaware VIPT Value Series.

In 2004, the American Century VP Inflation Protection Fund, the American Funds Global Growth Class 2 Fund and the Delaware VIPT Diversified Income Series became available as investment options to Variable Account contract owners. Accordingly, the 2004 statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2004.

During 2005, the Delaware VIPT Capital Reserves Series, the Fidelity VIP Mid Cap Service Class Portfolio, the FTVIPT Templeton Global Income Securities Fund, the Lincoln VIPT Aggressive Profile Fund, the Lincoln VIPT Conservative Profile Fund, the Lincoln VIPT Core Fund, the Lincoln VIPT Growth Fund, the Lincoln VIPT Growth and Income Fund, the Lincoln VIPT Growth Opportunities Fund, the Lincoln VIPT Moderate Profile Fund and the Lincoln VIPT Moderately Aggressive Profile Fund became available as investment options for Variable Account Contract owners. Accordingly, for the subaccounts listed above with money invested in 2005, the 2005 statement of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2005.

Lincoin Life Flexible Premium Variable Life Account M

Also during 2005, the ABVPSF Technology Fund changed its name to the ABVPSF Global Technology Fund, the ABVPSF Premier Growth Fund changed its name to the ABVPSF Large Cap Growth Fund, the ABVPSF Small Cap Value Fund changed its name to the ABVPSF Small/Mid Cap Value Fund and the FTVIPT Franklin Small Cap Fund changed its name to the FTVIPT Franklin Small-Mid Cap Growth Securities Fund.

Fund Closing: During 2005, the Scudder VIT EAFE Equity Index Fund ceased to be available as an investment option to Variable Account Contract owners.

2. Mortality And Expense Guarantees and Other Transactions with Affiliates Amounts are paid to Lincoln Life for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statement of operations. The rates are as follows for the ten policy types within the Variable Account:

..  VUL I -- annual rate of .80% for policy years one through twelve and .55%
   thereafter.
..  VUL-CV -- annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.
..  VUL-CV II -- annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.
..  VUL-CV II Elite -- annual rate of .75% for policy years one through ten,
   .35% for policy years eleven through twenty and .20% thereafter.
..  VUL-CV III -- annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.
..  VUL-CV IV -- annual rate of .60% for policy years one through ten and .20%
   thereafter.
..  VUL-DB -- annual rate of .90% for policy years one through nineteen and .20%
   thereafter.
..  VUL-DB Elite -- annual rate of .90% for policy years one through nineteen and .20% thereafter.
..  VUL-DB II -- annual rate of .90% for policy years one through nineteen and
   .20% thereafter.
..  VUL-DB IV -- annual rate of .90% for policy years one through nineteen and
   .20% thereafter.
..  VUL-FLEX -- annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.
..  VUL-Money Guard -- annual rate of 1.00%.
..  VUL/ONE/ -- annual rate of .50% for policy years one through ten and .20%
   thereafter.
..  Momentum VUL/ONE/ -- annual rate of .50% for policy years one through ten and .20% thereafter.
..  VUL/ONE /2005 -- annual rate of .50% for policy years one through ten and
   .20% thereafter.
.. Momentum VUL/ONE /2005 -- annual rate of .50% for policy years one through ten and .20% thereafter.

Prior to the allocation of premiums to the Variable Account, Lincoln Life deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by Lincoln Life. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2005 and 2004 amounted to $8,284,632 and $6,623,647, respectively.

Lincoin Life Flexible Premium Variable Life Account M

2. Mortality And Expense Guarantees and Other Transactions with Affiliates (continued)
Lincoln Life charges a monthly administrative fee for items such as premium billings and collection, policy value calculation, confirmations and periodic reports. Refer to the product prospectus for the applicable administrative fee rates. Administrative fees for the years ended December 31, 2005 and 2004 totaled $3,447,639 and $2,800,888, respectively.

Lincoln Life assumes responsibility for providing the insurance benefit included in the policy. Lincoln Life charges a monthly deduction for the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of Lincoln Life and is not included in these financial statements. The cost of insurance charges for the years ended December 31, 2005 and 2004 amounted to $49,665,988 and $47,052,938, respectively.

Under certain circumstances, Lincoln Life reserves the right to charge a transfer fee, refer to the product prospectus for applicable rates. No such fees were deducted for the years ended December 31, 2005 and 2004.

Lincoln Life, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. A surrender charge is imposed on partial surrenders, a 2% charge on the amount withdrawn is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender charge is not to exceed $25 per partial surrender. Full surrender charges and partial surrender administrative charges paid to Lincoln Life attributable to the variable subaccounts for the years ended December 31, 2005 and 2004 were $6,092,326 and $7,169,146, respectively.

Lincoln Life Flexible Premium Variable Life Account M

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2005 follows.

                             Minimum Maximum Minimum  Maximum                            Minimum   Maximum   Investment
                Commencement Fee     Fee     Unit     Unit     Units                     Total     Total     Income
Subaccount Year Date(1)      Rate(2) Rate(2) Value(3) Value(3) Outstanding   Net Assets  Return(4) Return(4) Ratio(5)
-----------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation
           2005               0.80%   0.80%   $11.69   $11.69     233,722    $ 2,731,708    7.97%     7.97%     0.07%
           2004               0.80%   0.80%    10.83    10.83     252,859      2,737,256    5.78%     5.78%     0.00%
           2003               0.80%   0.80%    10.23    10.23     278,064      2,845,726   28.49%    28.49%     0.00%
           2002               0.80%   0.80%     7.96     7.96     291,429      2,321,221  (24.96)%  (24.96)%    0.00%
           2001               0.80%   0.80%    10.61    10.61     286,625      3,042,298  (23.89)%  (23.89)%    7.81%
AIM V.I. Diversified Income
           2005               0.80%   0.80%    11.62    11.62      53,025        616,093    2.08%     2.08%     6.04%
           2004               0.80%   0.80%    11.38    11.38      64,670        736,082    4.20%     4.20%     5.84%
           2003               0.80%   0.80%    10.92    10.92      63,029        688,507    8.37%     8.37%     6.38%
           2002               0.80%   0.80%    10.08    10.08      63,747        642,565    1.48%     1.48%     7.82%
           2001               0.80%   0.80%     9.93     9.93      61,767        613,504    2.77%     2.77%     7.08%
AIM V.I. Growth
           2005               0.75%   1.00%     6.61    12.13   2,615,399     18,680,196    6.41%     6.67%     0.00%
           2004               0.75%   1.00%     6.20    11.38   2,856,233     19,026,531    7.15%     7.42%     0.00%
           2003               0.75%   1.00%     5.77    10.59   3,041,014     18,751,552   29.95%    30.26%     0.00%
           2002               0.75%   1.00%     4.43     7.62   3,116,392     14,514,825  (31.67)%  (31.49)%    0.00%
           2001               0.75%   1.00%     6.46     8.09   2,995,255     20,270,435  (34.48)%  (34.38)%    0.25%
AIM V.I. International Growth
           2005               0.75%   1.00%    11.99    16.27     549,225      7,184,524   16.75%    17.05%     0.70%
           2004               0.75%   1.00%    10.26    13.93     553,222      6,159,699   22.77%    23.08%     0.69%
           2003               0.75%   1.00%     8.35    11.35     522,345      4,711,335   27.79%    28.10%     0.61%
           2002               0.75%   1.00%     6.53     8.88     478,105      3,330,504  (16.53)%  (16.30)%    0.62%
           2001               0.75%   1.00%     7.81     8.45     390,156      3,217,568  (24.22)%  (24.10)%    0.40%
AIM V.I. Premier Equity
           2005               0.75%   0.90%     8.24    11.23   2,669,894     23,084,028    4.71%     4.87%     0.82%
           2004               0.75%   0.90%     7.86    10.71   3,009,859     24,835,014    4.82%     4.98%     0.46%
           2003               0.75%   0.90%     7.49    10.20   3,261,025     25,682,334   23.96%    24.15%     0.31%
           2002               0.75%   0.90%     6.03     7.62   3,510,223     22,140,434  (30.88)%  (30.78)%    0.34%
           2001               0.75%   1.00%     8.71    11.02   3,430,967     31,297,276  (13.35)%  (13.22)%    0.14%
ABVPSF Global Technology Class A
           2005               0.50%   1.00%    10.29    11.53     128,019      1,381,231    2.83%     3.35%     0.00%
           2004               0.50%   1.00%    10.00    11.11     113,830      1,191,160    4.39%     4.67%     0.00%
           2003               0.75%   1.00%     9.56    10.63     103,251      1,026,807   42.68%    43.01%     0.00%
           2002               0.75%   1.00%     6.70     7.45      40,990        284,223  (42.29)%  (42.14)%    0.00%
           2001  9/10/2001    0.75%   1.00%    11.59    12.91       1,876         21,884   15.94)%   29.08%     0.00%
ABVPSF Growth and Income Class A
           2005               0.50%   1.00%    11.27    13.16   1,021,702     12,437,386    3.81%     4.34%     1.43%
           2004               0.50%   1.00%    11.63    12.67     852,277     10,058,033   10.35%    10.63%     0.88%
           2003               0.75%   1.00%    10.52    11.48     550,191      5,872,560   31.20%    31.51%     0.99%
           2002               0.75%   1.00%     8.01     8.75     324,343      2,613,448  (22.84)%  (22.63)%    0.78%
           2001  9/10/2001    0.75%   1.00%    10.38    11.34      70,748        734,361    3.75%    13.43%     0.00%
ABVPSF Large Cap Growth Class A
           2005               0.50%   0.90%    11.42    12.76     207,677      2,451,924   14.11%    14.57%     0.00%
           2004               0.50%   0.90%    10.01    10.99     190,371      1,955,214    7.65%     7.81%     0.00%
           2003               0.75%   0.90%     9.30    10.19     147,802      1,403,201   22.56%    22.74%     0.00%
           2002               0.75%   0.90%     7.59     7.60      78,756        605,123  (31.27)%  (31.16)%    0.00%
           2001  9/10/2001    0.75%   1.00%    11.04    11.98       7,370         81,468   10.40%    19.82%     0.00%
ABVPSF Small/Mid Cap Value Class A
           2005               0.50%   1.00%    11.68    19.26     490,156      7,360,063    5.85%     6.38%     0.71%
           2004               0.50%   1.00%    13.97    18.20     395,464      5,991,252   18.12%    18.41%     0.17%
           2003               0.75%   1.00%    11.80    15.41     240,638      3,164,836   39.87%    40.21%     0.57%
           2002               0.75%   1.00%    10.17    11.02     141,630      1,367,581   (7.12)%   (6.90)%    0.18%
           2001  9/10/2001    0.75%   1.00%    10.94    11.86       9,037         99,002    9.42%    18.60%     0.00%
American Century VP Inflation Protection
           2005               0.50%   0.90%    10.19    10.83     368,148      3,912,014    0.90%     1.30%     4.95%
           2004  5/11/2004    0.50%   0.90%    10.07    10.69     142,887      1,525,342    0.16%     6.42%     2.31%

Lincoin Life Flexible Premium Variable Life Account M


                             Minimum Maximum Minimum  Maximum                            Minimum   Maximum   Investment
                Commencement Fee     Fee     Unit     Unit     Units                     Total     Total     Income
Subaccount Year Date(1)      Rate(2) Rate(2) Value(3) Value(3) Outstanding   Net Assets  Return(4) Return(4) Ratio(5)
-----------------------------------------------------------------------------------------------------------------------
American Funds Global Growth Class 2
           2005               0.50%   0.90%   $12.23   $13.15     261,330    $ 3,337,337   13.05%    13.51%     0.65%
           2004  5/18/2004    0.50%   0.90%    10.78    11.59      60,634        701,402    2.66%    15.46%     0.08%
American Funds Global Small Capitalization Class 2
           2005               0.50%   1.00%    12.25    22.67   1,172,972     18,068,003   24.10%    24.73%     0.97%
           2004               0.50%   1.00%     9.84    18.27   1,012,526     12,718,196   19.70%    19.98%     0.00%
           2003               0.75%   1.00%     8.20    15.26     888,055      9,082,686   52.02%    52.38%     0.62%
           2002               0.75%   1.00%     5.38    10.04     562,919      3,658,765  (19.84)%  (19.66)%    0.73%
           2001               0.75%   1.00%     6.70     9.55     308,516      2,495,516  (13.63)%  (13.50)%    0.80%
American Funds Growth Class 2
           2005               0.50%   1.00%     9.79    16.02   6,865,411     84,660,023   15.04%    15.61%     0.74%
           2004               0.50%   1.00%     8.49    13.92   6,022,896     64,124,987   11.37%    11.66%     0.19%
           2003               0.75%   1.00%     7.60    12.50   5,272,519     48,481,609   35.45%    35.79%     0.13%
           2002               0.75%   1.00%     5.60     9.23   3,705,130     24,309,811  (25.20)%  (25.02)%    0.04%
           2001               0.75%   1.00%     7.47    11.18   2,306,814     19,867,572  (18.89)%  (18.76)%    0.48%
American Funds Growth-Income Class 2
           2005               0.50%   1.00%    11.20    14.48   5,432,375     68,532,346    4.78%     5.30%     1.41%
           2004               0.50%   1.00%    11.39    13.81   4,766,655     58,105,625    9.28%     9.55%     0.97%
           2003               0.75%   1.00%    10.40    12.62   3,715,110     41,484,845   31.11%    31.44%     1.20%
           2002               0.75%   1.00%     7.91     9.62   2,525,205     21,604,050  (19.16)%  (18.95)%    1.18%
           2001               0.75%   1.00%    10.61    11.88   1,282,105     13,854,677    1.64%     1.79%     1.86%
American Funds International Class 2
           2005               0.50%   1.00%    13.16    17.37   1,959,489     30,470,221   20.30%    20.90%     1.72%
           2004               0.50%   1.00%    13.01    14.44   1,290,799     17,137,258   18.13%    18.43%     1.65%
           2003               0.75%   1.00%    10.99    12.22     596,867      6,737,992   33.52%    33.84%     1.90%
           2002               0.75%   1.00%     8.65     9.16     264,633      2,260,179  (15.70)%  (15.48)%    2.28%
           2001  9/10/2001    0.75%   1.00%    10.25    10.86      24,849        254,750    2.47%     8.60%     0.00%
Baron Capital Asset
           2005               0.75%   0.90%    14.91    19.09     330,460      5,780,762    2.44%     2.59%     0.00%
           2004               0.75%   0.90%    14.54    18.63     332,877      5,640,416   24.51%    24.70%     0.00%
           2003               0.75%   0.90%    11.66    14.96     306,309      4,162,432   28.85%    29.04%     0.00%
           2002               0.75%   0.90%     9.03    11.61     333,411      3,510,461  (14.97)%  (14.84)%    0.00%
           2001               0.75%   0.90%    12.17    13.66     234,517      2,923,122   11.33%    11.50%     0.00%
Delaware VIPT Capital Reserves
           2005  7/13/2005    0.50%   0.75%    10.08    10.09       4,896         49,341    0.21%     0.44%     1.97%
Delaware VIPT Devon
           2003               0.00%   0.00%       --       --          --             --    0.00%     0.00%     1.35%
           2002               0.75%   0.90%     5.56     7.05      60,549        339,371  (23.06)%  (22.94)%    0.91%
           2001               0.75%   0.90%     7.22     8.36      45,870        333,718  (10.01)%   (9.87)%    0.66%
Delaware VIPT Diversified Income
           2005               0.50%   0.90%    10.14    10.93     440,376      4,692,653   (1.34)%   (0.94)%    0.66%
           2004  5/26/2004    0.50%   0.90%    10.25    11.03      79,095        871,216    0.62%     9.01%     0.00%
Delaware VIPT Emerging Markets
           2005               0.50%   0.90%    14.56    28.94     631,793     15,081,737   26.34%    26.85%     0.29%
           2004               0.50%   0.90%    21.04    22.90     302,211      6,330,954   32.28%    32.48%     2.59%
           2003               0.75%   0.90%    15.89    17.32     196,841      3,323,709   69.02%    69.27%     2.48%
           2002               0.75%   0.90%     9.39    10.24     200,805      1,994,605    4.23%     4.39%     2.59%
           2001               0.75%   0.90%     9.00     9.83     175,653      1,671,600    4.34%     4.49%     0.43%
Delaware VIPT High Yield
           2005               0.50%   1.00%    10.60    15.42     771,649     10,057,594    2.55%     3.07%     6.37%
           2004               0.50%   1.00%    10.93    15.04     693,889      9,065,390   13.11%    13.39%     5.50%
           2003               0.75%   1.00%     9.64    13.30     573,981      6,418,558   27.48%    27.78%     5.06%
           2002               0.75%   1.00%     7.55    10.43     279,054      2,298,979    0.81%     1.08%     9.38%
           2001               0.75%   1.00%     7.47     8.02     161,625      1,256,322   (4.96)%   (4.82)%    8.27%
Delaware VIPT REIT
           2005               0.50%   0.90%    11.64    27.81   1,021,761     19,807,181    6.21%     6.64%     1.83%
           2004               0.50%   0.90%    16.15    26.18     963,937     19,156,672   30.20%    30.40%     2.06%
           2003               0.75%   0.90%    12.40    20.11     749,573     11,829,767   32.82%    33.02%     2.12%
           2002               0.75%   0.90%    11.37    15.14     404,676      5,258,942    3.59%     3.74%     1.70%
           2001               0.75%   1.00%    12.95    14.62     149,645      1,943,608    7.81%     7.98%     1.17%

Lincoln Life Flexible Premium Variable Life Account M


                               Minimum Maximum Minimum  Maximum                            Minimum   Maximum   Investment
                  Commencement Fee     Fee     Unit     Unit     Units                     Total     Total     Income
Subaccount   Year Date(1)      Rate(2) Rate(2) Value(3) Value(3) Outstanding   Net Assets  Return(4) Return(4) Ratio(5)
-------------------------------------------------------------------------------------------------------------------------
Delaware VIPT Small Cap Value
             2005               0.50%   1.00%   $12.08   $23.67   1,958,046    $36,186,924    8.33%     8.87%     0.36%
             2004               0.50%   1.00%    14.45    21.83   1,861,598     32,820,027   20.28%    20.57%     0.20%
             2003               0.75%   1.00%    12.00    18.13   1,439,653     21,938,961   40.57%    40.92%     0.36%
             2002               0.75%   1.00%     9.89    12.89   1,186,229     13,244,668   (6.53)%   (6.31)%    0.48%
             2001               0.75%   1.00%    11.96    13.78     839,889     10,313,863   10.84%    11.00%     0.84%
Delaware VIPT Trend
             2005               0.50%   1.00%    11.43    18.06   1,557,042     22,013,285    4.81%     5.33%     0.00%
             2004               0.50%   1.00%    11.63    17.19   1,636,004     22,221,023   11.49%    11.76%     0.00%
             2003               0.75%   1.00%    10.41    15.39   1,491,305     18,421,491   33.77%    34.09%     0.00%
             2002               0.75%   1.00%     7.76    11.48   1,263,760     11,746,800  (20.72)%  (20.54)%    0.00%
             2001               0.75%   1.00%    10.75    14.46   1,173,573     13,969,138  (16.10)%  (15.97)%    0.00%
Delaware VIPT U.S. Growth
             2005               0.50%   0.90%    10.75    12.43      74,695        836,244   13.62%    14.08%     0.54%
             2004               0.50%   0.90%     9.45     9.81      54,807        534,228    2.37%     2.53%     0.12%
             2003               0.75%   0.90%     9.35     9.57      17,308        164,052   22.64%    22.83%     0.12%
             2002               0.75%   0.90%     7.63     7.64       4,385         33,622  (29.88)%  (29.78)%    0.29%
             2001  9/10/2001    0.75%   1.00%    10.88    11.68         320          3,562    8.76%    16.78%     0.00%
Delaware VIPT Value
             2005               0.50%   0.90%    11.39    12.79     617,122      7,687,908    5.08%     5.50%     1.47%
             2004               0.50%   0.90%    11.83    12.15     371,986      4,474,824   13.90%    14.07%     1.47%
             2003               0.75%   0.90%    10.37    10.65     239,935      2,536,779   27.15%    27.34%     0.92%
             2002               0.75%   0.90%     8.34     8.36      52,768        440,377  (19.41)%  (19.28)%    0.43%
             2001  9/10/2001    0.75%   1.00%    10.35    11.12       1,992         20,699    3.51%    11.25%     0.00%
Fidelity VIP Asset Manager
             2005               0.80%   0.80%    12.14    12.14      60,501        734,702    3.22%     3.22%     2.76%
             2004               0.80%   0.80%    11.77    11.77      72,589        854,036    4.63%     4.63%     2.68%
             2003               0.80%   0.80%    11.24    11.24      76,514        860,396   17.04%    17.04%     3.45%
             2002               0.80%   0.80%     9.61     9.61      80,251        771,057   (9.46)%   (9.46)%    3.85%
             2001               0.80%   0.80%    10.61    10.61      82,681        877,369   (4.85)%   (4.85)%    4.06%
Fidelity VIP Contrafund Service Class
             2005               0.50%   0.90%    12.55    14.92   2,603,278     36,885,328   15.80%    16.26%     0.18%
             2004               0.50%   0.90%    12.11    12.87   2,014,251     24,995,490   14.31%    14.48%     0.23%
             2003               0.75%   0.90%    10.58    11.24   1,673,784     18,101,114   27.20%    27.39%     0.33%
             2002               0.75%   0.90%     8.30     8.73   1,401,192     11,841,189  (10.24)%  (10.10)%    0.70%
             2001               0.75%   1.00%     9.23     9.73   1,245,845     11,652,925  (13.15)%  (13.02)%    0.60%
Fidelity VIP Equity-Income
             2005               0.80%   0.80%    13.55    13.55     402,396      5,453,343    5.02%     5.02%     1.61%
             2004               0.80%   0.80%    12.90    12.90     421,341      5,437,053   10.64%    10.64%     1.57%
             2003               0.80%   0.80%    11.66    11.66     427,784      4,989,282   29.29%    29.29%     1.80%
             2002               0.80%   0.80%     9.02     9.02     447,889      4,040,274  (17.61)%  (17.61)%    1.73%
             2001               0.80%   0.80%    10.95    10.95     440,423      4,822,049   (5.71)%   (5.71)%    1.73%
Fidelity VIP Equity-Income Service Class
             2005               0.50%   1.00%    11.30    13.60     490,143      6,161,370    4.71%     5.24%     1.39%
             2004               0.50%   1.00%    12.00    12.99     412,976      4,987,854   10.28%    10.55%     1.42%
             2003               0.75%   1.00%    10.87    11.78     315,071      3,452,894   28.94%    29.25%     1.14%
             2002               0.75%   1.00%     8.49     9.14     141,698      1,204,059  (17.83)%  (17.62)%    0.38%
             2001  9/10/2001    0.75%   1.00%    10.32    11.12      13,597        140,440    3.19%    11.19%     0.00%
Fidelity VIP Growth Service Class
             2005               0.50%   0.90%     6.75    11.39     874,064      7,058,638    4.73%     5.15%     0.38%
             2004               0.50%   0.90%     6.45    10.86     860,538      6,473,006    2.34%     2.49%     0.16%
             2003               0.75%   0.90%     6.30    10.60     764,235      5,460,425   31.59%    31.79%     0.17%
             2002               0.75%   0.90%     4.79     6.12     636,827      3,284,463  (30.83)%  (30.72)%    0.13%
             2001               0.75%   1.00%     6.92     6.94     447,783      3,232,358  (18.46)%  (18.34)%    0.00%
Fidelity VIP Growth Opportunities Service Class
             2005               0.75%   0.90%     8.04    10.59     559,457      4,579,023    7.89%     8.05%     0.82%
             2004               0.75%   0.90%     7.44     9.80     583,852      4,435,752    6.10%     6.26%     0.47%
             2003               0.75%   0.90%     7.00     9.22     603,056      4,305,467   28.50%    28.69%     0.63%
             2002               0.75%   0.90%     5.44     7.17     625,729      3,467,444  (22.62)%  (22.50)%    0.92%
             2001               0.75%   0.90%     7.02     7.59     592,967      4,225,523  (15.21)%  (15.08)%    0.24%

Lincoin Life Flexible Premium Variable Life Account M


                               Minimum Maximum Minimum  Maximum                           Minimum   Maximum   Investment
                  Commencement Fee     Fee     Unit     Unit     Units                    Total     Total     Income
Subaccount   Year Date(1)      Rate(2) Rate(2) Value(3) Value(3) Outstanding   Net Assets Return(4) Return(4) Ratio(5)
------------------------------------------------------------------------------------------------------------------------
Fidelity VIP High Income Service Class
             2005               0.75%   0.90%   $10.03   $12.76    165,831     $1,714,771    1.60%     1.76%    16.08%
             2004               0.75%   0.90%     9.87    12.54    273,178      2,754,143    8.49%     8.65%     8.34%
             2003               0.75%   0.90%     9.10    11.54    288,482      2,676,502   25.83%    26.02%     5.44%
             2002               0.75%   0.90%     7.23     9.16    218,692      1,650,000    2.69%     2.84%    11.59%
             2001               0.75%   0.90%     7.04     7.06    220,566      1,614,876  (12.69)%  (12.55)%    6.88%
Fidelity VIP Investment Grade Bond
             2005               0.80%   0.80%    14.65    14.65    178,343      2,612,574    1.38%     1.38%     3.68%
             2004               0.80%   0.80%    14.45    14.45    185,382      2,678,797    3.62%     3.62%     4.30%
             2003               0.80%   0.80%    13.94    13.94    211,232      2,945,598    4.37%     4.37%     4.24%
             2002               0.80%   0.80%    13.36    13.36    268,849      3,592,235    9.46%     9.46%     3.67%
             2001               0.80%   0.80%    12.21    12.21    261,031      3,186,224    7.60%     7.60%     5.14%
Fidelity VIP Mid Cap Service Class
             2005   6/2/2005    0.50%   0.90%    12.16    12.19     76,026        925,977   (0.84)%   16.52%     0.00%
Fidelity VIP Overseas Service Class
             2005               0.50%   0.90%    13.08    15.51    225,598      3,312,085   17.91%    18.38%     0.49%
             2004               0.50%   0.90%    12.26    13.13    147,382      1,861,724   12.47%    12.64%     0.89%
             2003               0.75%   0.90%    10.90    11.66     55,890        632,379   41.92%    42.14%     0.36%
             2002               0.75%   0.90%     8.19     8.20     25,793        209,914  (21.06)%  (20.94)%    0.20%
             2001  9/10/2001    0.75%   1.00%    10.37    10.92      4,230         43,931    3.70%     9.18%     0.00%
FTVIPT Franklin Small-Mid Cap Growth Securities
             2005               0.50%   1.00%    11.30    13.69    483,307      6,037,721    4.04%     4.56%     0.00%
             2004               0.50%   1.00%    11.70    13.15    368,961      4,494,761   10.59%    10.87%     0.00%
             2003               0.75%   1.00%    10.55    11.89    308,700      3,384,540   36.25%    36.58%     0.00%
             2002               0.75%   1.00%     8.02     8.73     94,849        762,902  (29.22)%  (29.05)%    0.36%
             2001  9/10/2001    0.75%   1.00%    11.32    12.33     14,447        163,706   13.22%    23.34%     0.00%
FTVIPT Templeton Foreign Securities
             2005               0.80%   0.80%    13.16    13.16    267,099      3,514,129    9.60%     9.60%     1.29%
             2004               0.80%   0.80%    12.00    12.00    296,333      3,557,383   17.93%    17.93%     1.17%
             2003               0.80%   0.80%    10.18    10.18    323,559      3,293,782   31.50%    31.50%     1.91%
             2002               0.80%   0.80%     7.74     7.74    335,237      2,595,250  (19.06)%  (19.06)%    1.78%
             2001               0.80%   0.80%     9.56     9.56    336,966      3,222,768  (16.42)%  (16.42)%    3.01%
FTVIPT Templeton Foreign Securities Class 2
             2005               0.75%   0.90%    12.09    12.78    559,713      6,992,790    9.18%     9.35%     1.16%
             2004               0.75%   0.90%    11.06    11.70    580,633      6,633,509   17.47%    17.64%     1.06%
             2003               0.75%   0.90%     9.40     9.96    565,732      5,497,116   31.03%    31.23%     1.71%
             2002               0.75%   0.90%     7.16     7.60    544,216      4,029,641  (19.29)%  (19.17)%    1.57%
             2001               0.75%   0.90%     9.10     9.42    505,296      4,630,554  (16.75)%  (16.62)%    2.85%
FTVIPT Templeton Global Asset Allocation
             2005               0.80%   0.80%    15.85    15.85     60,248        954,825    3.03%     3.03%     4.01%
             2004               0.80%   0.80%    15.38    15.38     58,431        898,836   15.01%    15.01%     2.94%
             2003               0.80%   0.80%    13.37    13.37     44,022        588,802   31.26%    31.26%     2.74%
             2002               0.80%   0.80%    10.19    10.19     34,846        355,073   (4.93)%   (4.93)%    1.94%
             2001               0.80%   0.80%    10.72    10.72     32,372        346,970  (10.44)%  (10.44)%    1.45%
FTVIPT Templeton Global Income Securities
             2005   6/2/2005    0.50%   0.90%     9.92     9.94     67,928        675,128   (0.48)%    1.69%     0.36%
FTVIPT Templeton Growth Securities
             2005               0.50%   0.90%    11.83    16.51    514,487      7,027,823    8.08%     8.51%     1.17%
             2004               0.50%   0.90%    11.99    15.26    446,802      5,700,642   15.21%    15.38%     1.25%
             2003               0.75%   0.90%    10.41    13.23    316,203      3,544,172   31.43%    31.63%     1.63%
             2002               0.75%   0.90%     8.44    10.06    173,335      1,548,363  (19.05)%  (18.93)%    2.33%
             2001               0.75%   1.00%    12.41    12.41     84,645        995,677   (1.77)%   (1.77)%    1.96%
FTVIPT Templeton Growth Securities Class 2
             2005               0.75%   0.90%    12.91    16.45    271,772      4,304,206    7.89%     8.05%     1.13%
             2004               0.75%   0.90%    11.95    15.25    264,563      3,879,934   14.99%    15.16%     1.21%
             2003               0.75%   0.90%    10.38    13.26    216,959      2,765,506   30.95%    31.15%     1.43%
             2002               0.75%   0.90%     7.91    10.13    142,014      1,376,871  (19.22)%  (19.10)%    2.19%
             2001               0.75%   0.90%    12.02    12.54     74,786        901,558   (2.19)%   (2.05)%    1.74%

Lincoln Life Flexible Premium Variable Life Account M


                             Minimum Maximum Minimum  Maximum                            Minimum   Maximum   Investment
                Commencement Fee     Fee     Unit     Unit     Units                     Total     Total     Income
Subaccount Year Date(1)      Rate(2) Rate(2) Value(3) Value(3) Outstanding   Net Assets  Return(4) Return(4) Ratio(5)
-----------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Balanced
           2005               0.75%   0.90%   $11.74   $13.06   1,027,833    $13,105,959    6.98%     7.14%     2.25%
           2004               0.75%   0.90%    10.95    12.20   1,151,972     13,708,028    7.55%     7.72%     2.23%
           2003               0.75%   0.90%    10.17    11.35   1,291,957     14,293,025   13.03%    13.20%     2.14%
           2002               0.75%   0.90%     8.98    10.04   1,480,299     14,472,483   (7.28)%   (7.14)%    2.44%
           2001               0.75%   0.90%    10.44    10.83   1,543,323     16,265,404   (5.52)%   (5.38)%    2.83%
Janus Aspen Series Balanced Service Shares
           2005               0.50%   0.90%    11.26    12.29     583,216      7,107,234    6.70%     7.12%     2.19%
           2004               0.50%   0.90%    11.35    11.50     512,787      5,868,923    7.32%     7.48%     2.37%
           2003               0.75%   0.90%    10.57    10.70     448,540      4,784,416   12.70%    12.87%     2.08%
           2002               0.75%   0.90%     9.46     9.48     260,049      2,462,119   (7.51)%   (7.37)%    2.57%
           2001   9/10/2001   0.75%   1.00%    10.23    10.68      47,113        482,187    2.30%     6.80%     5.88%
Janus Aspen Series Global Technology Service Shares
           2005               0.75%   0.90%     3.92     7.18     370,850      1,521,215   10.55%    10.72%     0.00%
           2004               0.75%   0.90%     3.55     6.48     412,417      1,524,164   (0.33)%   (0.18)%    0.00%
           2003               0.75%   0.90%     3.56     6.50     397,855      1,487,613   45.16%    45.38%     0.00%
           2002               0.75%   0.90%     2.45     4.47     383,136        994,200  (41.46)%  (41.37)%    0.00%
           2001               0.75%   0.90%     4.19     4.20     466,498      2,018,401  (37.88)%  (37.79)%    0.65%
Janus Aspen Series Mid Cap Growth Service Shares
           2005               0.50%   0.90%    12.38    15.03     250,505      3,439,648   11.02%    11.47%     0.00%
           2004               0.50%   0.90%    11.62    13.52     200,566      2,488,825   19.40%    19.58%     0.00%
           2003               0.75%   0.90%     9.73    11.31     123,696      1,274,455   33.56%    33.76%     0.00%
           2002               0.75%   0.90%     7.29     7.30      34,657        265,112  (28.77)%  (28.66)%    0.00%
           2001   9/10/2001   0.75%   1.00%    10.23    11.40       5,415         55,510    2.28%    14.04%     0.00%
Janus Aspen Series Worldwide Growth
           2005               0.75%   0.90%     8.43     9.67   1,418,366     13,440,012    4.92%     5.07%     1.37%
           2004               0.75%   0.90%     8.02     9.20   1,569,533     14,169,637    3.84%     4.00%     1.00%
           2003               0.75%   0.90%     7.71     8.85   1,770,271     15,368,723   22.88%    23.06%     1.11%
           2002               0.75%   0.90%     6.27     7.19   2,009,386     14,167,388  (26.17)%  (26.06)%    0.90%
           2001               0.75%   0.90%     9.28     9.72   2,118,853     20,214,296  (23.13)%  (23.02)%    0.53%
Janus Aspen Series Worldwide Growth Service Shares
           2005               0.75%   0.90%    10.48    10.76     287,389      3,054,651    4.62%     4.78%     1.16%
           2004               0.75%   0.90%    10.02    10.27     334,656      3,398,641    3.59%     3.75%     0.93%
           2003               0.75%   0.90%     9.67     9.90     319,416      3,124,511   22.57%    22.76%     0.92%
           2002               0.75%   0.90%     7.89     7.91     215,409      1,707,394  (26.37)%  (26.26)%    0.79%
           2001   9/10/2001   0.75%   1.00%    10.72    11.53      53,510        573,624    7.16%    15.31%     0.22%
Lincoln VIPT Aggressive Growth
           2005               0.50%   0.90%    12.18    12.78      32,958        410,348    8.83%     9.26%     0.00%
           2004               0.50%   0.90%    11.19    11.72      26,784        305,886   12.65%    12.82%     0.00%
           2003               0.75%   0.90%     9.93    10.39      13,346        135,291   31.44%    31.63%     0.00%
           2002               0.75%   0.90%     7.56     7.57       5,218         39,649  (30.84)%  (30.75)%    0.00%
           2001   9/10/2001   0.75%   1.00%    10.93    12.43         281          3,216    9.26%    24.32%     0.00%
Lincoln VIPT Aggressive Profile
           2005   6/15/2005   0.50%   0.90%    11.31    11.34      13,081        148,138    3.23%     8.67%     0.00%
Lincoln VIPT Bond
           2005               0.50%   1.00%    10.20    14.72   3,239,974     41,896,349    1.62%     2.13%     4.28%
           2004               0.50%   1.00%    11.79    14.45   2,769,349     36,532,839    4.25%     4.52%     4.12%
           2003               0.75%   1.00%    11.30    13.82   2,498,495     32,267,258    6.22%     6.48%     4.37%
           2002               0.75%   1.00%    11.05    12.98   2,165,381     27,119,068    9.04%     9.33%     5.29%
           2001               0.75%   1.00%    11.87    11.89   1,616,730     18,977,938    8.17%     8.34%     5.65%
Lincoln VIPT Capital Appreciation
           2005               0.50%   0.90%     8.09    11.41     681,042      5,669,248    3.27%     3.68%     0.21%
           2004               0.50%   0.90%     7.83    11.03   1,008,127      8,028,411    4.34%     4.50%     0.00%
           2003               0.75%   0.90%     7.51    10.56   1,001,397      7,619,032   31.27%    31.47%     0.00%
           2002               0.75%   0.90%     5.72     5.75     967,714      5,559,305  (27.62)%  (27.51)%    0.00%
           2001               0.75%   1.00%     7.90     7.94     945,742      7,495,791  (26.55)%  (26.44)%    0.00%
Lincoln VIPT Conservative Profile
           2005  10/14/2005   0.60%   0.90%    10.53    10.55       3,833         40,388    1.87%     2.75%     0.00%
Lincoln VIPT Core
           2005    9/7/2005   0.50%   0.90%    10.49    10.51       1,772         18,624    1.39%     3.56%     0.35%

Lincoin Life Flexible Premium Variable Life Account M


                             Minimum Maximum Minimum  Maximum                            Minimum   Maximum   Investment
                Commencement Fee     Fee     Unit     Unit     Units                     Total     Total     Income
Subaccount Year Date(1)      Rate(2) Rate(2) Value(3) Value(3) Outstanding   Net Assets  Return(4) Return(4) Ratio(5)
-----------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Equity-Income
           2005               0.50%   0.90%   $11.75   $14.07     412,915    $ 5,198,551    3.56%     3.71%     1.18%
           2004               0.75%   0.90%    11.32    13.59     415,672      5,087,500    8.78%     8.95%     1.11%
           2003               0.75%   0.90%    10.39    12.49     409,366      4,588,426   31.16%    31.35%     1.14%
           2002               0.75%   0.90%     7.91     9.52     256,933      2,247,794  (16.42)%  (16.30)%    1.04%
           2001               0.75%   0.90%     9.93    11.39     252,762      2,627,260   (8.17)%   (8.03)%    1.44%
Lincoln VIPT Global Asset Allocation
           2005               0.50%   0.90%    11.58    12.80     130,730      1,576,476    5.85%     6.27%     1.28%
           2004               0.50%   0.90%    10.93    12.07     117,555      1,329,816   12.52%    12.69%     1.76%
           2003               0.75%   0.90%     9.70    10.71      96,740        957,721   19.32%    19.50%     3.23%
           2002               0.75%   0.90%     8.11     8.35      60,460        499,355  (12.78)%  (12.64)%    1.56%
           2001               0.75%   1.00%     9.29     9.57      55,374        520,113   (8.60)%   (8.47)%    0.56%
Lincoln VIPT Growth
           2005   7/13/2005   0.50%   0.60%    11.37    11.38       1,875         21,340   (0.76)%    7.49%     0.00%
Lincoln VIPT Growth and Income
           2005   7/22/2005   0.50%   0.60%    10.77    10.78       1,083         11,675    1.14%     4.83%     2.07%
Lincoln VIPT Growth Opportunities
           2005   7/25/2005   0.50%   0.60%    12.26    12.27         489          6,003    3.01%     5.88%     0.00%
Lincoln VIPT International
           2005               0.50%   0.90%    12.23    17.03     758,771     11,453,277   11.54%    11.98%     2.62%
           2004               0.50%   0.90%    13.72    15.25     285,082      3,990,440   19.85%    20.03%     1.31%
           2003               0.75%   0.90%    11.45    12.70     125,826      1,487,220   40.35%    40.56%     2.57%
           2002               0.75%   0.90%     9.02     9.04      41,493        363,700  (11.57)%  (11.44)%    3.56%
           2001   9/10/2001   0.75%   1.00%    10.20    11.04       1,628         16,687    2.01%    10.44%     0.58%
Lincoln VIPT Moderate Profile
           2005    7/8/2005   0.50%   0.90%    10.81    10.83     462,412      5,008,456    1.28%     4.30%     0.00%
Lincoln VIPT Moderately Aggressive Profile
           2005   6/17/2005   0.50%   0.90%    11.02    11.05     190,526      2,104,287    1.92%     5.70%     0.00%
Lincoln VIPT Money Market
           2005               0.50%   0.90%    10.18    11.82   3,272,520     35,376,424    1.87%     2.28%     2.77%
           2004               0.50%   0.90%    10.00    11.60   3,162,521     33,594,587   (0.02)%    0.13%     0.86%
           2003               0.75%   0.90%    10.00    11.59   4,409,924     46,813,138   (0.22)%   (0.07)%    0.69%
           2002               0.75%   0.90%    10.23    11.60   5,113,667     54,724,353    0.50%     0.65%     1.38%
           2001               0.75%   1.00%    10.93    11.53   3,864,982     41,711,568    3.08%     3.24%     3.78%
Lincoln VIPT Social Awareness
           2005               0.50%   0.90%    11.49    13.66     247,210      3,020,847   11.02%    11.47%     0.90%
           2004               0.50%   0.90%    10.33    12.29     211,560      2,299,740   11.69%    11.86%     1.02%
           2003               0.75%   0.90%     9.24    10.99     190,211      1,824,641   30.68%    30.88%     0.95%
           2002               0.75%   0.90%     7.06     7.47     156,348      1,123,350  (22.82)%  (22.70)%    0.97%
           2001               0.75%   1.00%     9.13     9.68     147,320      1,356,465  (10.33)%  (10.20)%    0.77%
M Fund Brandes International Equity
           2005               0.50%   0.90%    12.70    19.43     107,617      1,508,085    9.56%    10.00%     2.47%
           2004               0.50%   0.90%    17.66    17.71      22,323        390,111   22.88%    23.07%     1.69%
           2003    8/6/2003   0.75%   0.90%    14.37    14.39       3,400         48,903    9.97%    28.66%     1.23%
M Fund Business Opportunity Value
           2005               0.50%   0.90%    12.43    16.14      42,021        540,753    6.84%     7.27%     1.15%
           2004               0.50%   0.90%    15.05    15.05         819         10,760   21.50%    21.50%     2.62%
           2003  12/11/2003   0.90%   0.90%    12.39    12.39           6             70    4.61%     4.61%     0.00%
M Fund Frontier Capital Appreciation
           2005               0.50%   0.90%    12.99    17.44      21,666        347,327   14.10%    14.55%     0.00%
           2004               0.50%   0.90%    15.22    15.26      14,433        217,149    8.35%     8.51%     0.00%
           2003    8/6/2003   0.75%   0.90%    14.05    14.06       3,381         47,537    8.33%    25.31%     0.00%
M Fund Turner Core Growth
           2005               0.50%   0.90%    12.86    15.57      68,594        910,852   12.91%    13.35%     0.73%
           2004               0.50%   0.90%    13.74    13.77      17,186        235,873   10.19%    10.36%     0.45%
           2003    8/6/2003   0.75%   0.90%    12.47    12.48       2,690         33,584    3.92%    15.88%     0.21%
MFS VIT Capital Opportunities
           2005               0.50%   0.90%    10.59    11.63      68,045        748,013    0.77%     1.18%     0.75%
           2004               0.50%   0.90%    10.51    11.33      65,843        714,584   11.46%    11.62%     0.37%
           2003               0.75%   0.90%     9.43    10.15      47,047        452,630   26.25%    26.44%     0.23%
           2002               0.75%   0.90%     7.47     7.48      29,215        219,831  (30.32)%  (30.22)%    0.03%
           2001   9/10/2001   0.75%   1.00%    10.72    11.92       9,423        101,119    7.16%    19.24%     0.00%

Lincoln Life Flexible Premium Variable Life Account M


                               Minimum Maximum Minimum  Maximum                            Minimum   Maximum   Investment
                  Commencement Fee     Fee     Unit     Unit     Units                     Total     Total     Income
Subaccount   Year Date(1)      Rate(2) Rate(2) Value(3) Value(3) Outstanding   Net Assets  Return(4) Return(4) Ratio(5)
-------------------------------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth
             2005               0.50%   0.90%   $ 8.62   $12.60   1,318,447    $12,351,770    8.21%     8.64%     0.00%
             2004               0.50%   0.90%     7.95    11.63   1,450,598     12,532,454   11.95%    12.12%     0.00%
             2003               0.75%   0.90%     7.09    10.37   1,492,145     11,504,139   29.06%    29.25%     0.00%
             2002               0.75%   0.90%     5.49     6.93   1,483,638      8,737,974  (34.35)%  (34.26)%    0.00%
             2001               0.75%   1.00%     8.43    10.55   1,585,291     14,199,738  (34.08)%  (33.98)%    0.00%
MFS VIT Total Return
             2005               0.50%   1.00%    10.72    14.87   1,987,322     25,878,371    1.80%     2.31%     1.95%
             2004               0.50%   1.00%    11.85    14.58   1,721,804     22,546,236   10.22%    10.49%     1.61%
             2003               0.75%   1.00%    10.73    13.20   1,518,791     18,203,679   15.17%    15.45%     1.60%
             2002               0.75%   1.00%     9.29    11.44   1,259,504     13,389,379   (6.13)%   (5.88)%    1.66%
             2001               0.75%   1.00%    11.27    12.16     952,956     10,971,704   (0.65)%   (0.50)%    1.80%
MFS VIT Utilities
             2005               0.50%   0.90%    11.97    18.37   1,128,642     16,432,850   15.79%    16.26%     0.59%
             2004               0.50%   0.90%    10.32    15.84     834,236     10,778,886   29.04%    29.23%     1.43%
             2003               0.75%   0.90%     7.99    12.26     765,495      7,676,654   34.68%    34.88%     2.26%
             2002               0.75%   0.90%     5.92     8.57     672,757      4,989,699  (23.45)%  (23.33)%    2.61%
             2001               0.75%   1.00%     9.61    11.18     638,272      6,254,166  (24.88)%  (24.77)%    3.09%
NB AMT Mid-Cap Growth
             2005               0.50%   1.00%    10.15    13.83   1,376,586     16,353,094   12.61%    13.17%     0.00%
             2004               0.50%   1.00%     8.99    12.28   1,307,449     13,727,168   15.15%    15.44%     0.00%
             2003               0.75%   1.00%     7.79    10.67   1,151,773     10,401,154   26.81%    27.11%     0.00%
             2002               0.75%   1.00%     6.13     8.41     927,045      6,568,907  (30.05)%  (29.87)%    0.00%
             2001               0.75%   1.00%    10.35    10.46     784,606      8,024,779  (25.32)%  (25.21)%    0.00%
NB AMT Partners
             2005               0.75%   0.90%    12.81    15.19     192,816      2,580,726   16.99%    17.16%     1.08%
             2004               0.75%   0.90%    10.93    12.99     134,332      1,544,444   17.91%    18.09%     0.01%
             2003               0.75%   0.90%     9.26    11.01     153,136      1,491,517   33.88%    34.08%     0.00%
             2002               0.75%   0.90%     6.90     8.23     145,668      1,064,384  (24.82)%  (24.71)%    0.51%
             2001               0.75%   0.90%     9.17    10.94     132,223      1,278,254   (3.70)%   (3.55)%    0.29%
NB AMT Regency
             2005               0.50%   0.90%    12.42    16.95     538,226      8,365,230   11.00%    11.44%     0.09%
             2004               0.50%   0.90%    13.95    15.25     405,892      5,797,497   21.26%    21.45%     0.02%
             2003               0.75%   0.90%    11.48    12.56     312,388      3,680,321   34.63%    34.83%     0.00%
             2002               0.75%   0.90%     9.30     9.31      86,213        783,244  (11.36)%  (11.22)%    0.07%
             2001  9/10/2001    0.75%   1.00%    10.49    11.17       8,795         92,334    4.88%    11.69%     0.00%
PIMCO VIT OPCAP Global Equity
             2005               0.80%   0.80%    13.88    13.88      52,340        726,576    6.18%     6.18%     0.34%
             2004               0.80%   0.80%    13.07    13.07      57,126        746,862   11.64%    11.64%     0.52%
             2003               0.80%   0.80%    11.71    11.71      57,184        669,695   30.50%    30.50%     0.63%
             2002               0.80%   0.80%     8.97     8.97      63,908        573,514  (18.07)%  (18.07)%    0.50%
             2001               0.80%   0.80%    10.95    10.95      67,831        742,940  (14.51)%  (14.51)%    0.00%
PIMCO VIT OPCAP Managed
             2005               0.80%   0.80%    11.95    11.95      66,037        789,317    4.44%     4.44%     1.17%
             2004               0.80%   0.80%    11.44    11.44      72,567        830,474    9.88%     9.88%     1.39%
             2003               0.80%   0.80%    10.41    10.41      63,899        665,512   20.78%    20.78%     1.78%
             2002               0.80%   0.80%     8.62     8.62      83,177        717,219  (17.54)%  (17.54)%    1.83%
             2001               0.80%   0.80%    10.46    10.46      82,263        860,269   (5.67)%   (5.67)%    2.29%
Putnam VT Growth & Income Class IB
             2005               0.75%   0.90%    11.86    12.29     227,366      2,728,631    4.29%     4.44%     1.54%
             2004               0.75%   0.90%    11.37    11.77     213,202      2,448,475   10.12%    10.28%     1.53%
             2003               0.75%   0.90%    10.32    10.67     190,562      1,984,018   26.24%    26.43%     1.22%
             2002               0.75%   0.90%     8.18     8.19      75,507        621,130  (19.71)%  (19.59)%    1.72%
             2001  9/10/2001    0.75%   1.00%    10.19    10.88      27,664        281,940    1.86%     8.80%     0.00%
Putnam VT Health Sciences Class IB
             2005               0.75%   0.90%    11.12    12.37     195,975      2,290,195   12.18%    12.35%     0.05%
             2004               0.75%   0.90%     9.91    11.01     119,267      1,233,697    6.16%     6.32%     0.16%
             2003               0.75%   0.90%     9.33    10.36     106,719      1,028,200   17.33%    17.50%     0.44%
             2002               0.75%   0.90%     7.95     7.97      45,668        369,125  (21.06)%  (20.94)%    0.00%
             2001  9/10/2001    0.75%   1.00%    10.08    10.59      11,950        120,476    0.77%     5.86%     0.00%

Lincoin Life Flexible Premium Variable Life Account M


                             Minimum Maximum Minimum  Maximum                            Minimum   Maximum   Investment
                Commencement Fee     Fee     Unit     Unit     Units                     Total     Total     Income
Subaccount Year Date(1)      Rate(2) Rate(2) Value(3) Value(3) Outstanding   Net Assets  Return(4) Return(4) Ratio(5)
-----------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE Equity Index
           2005               0.00%   0.00%   $   --   $   --          --    $        --    0.00%     0.00%     2.51%
           2004               0.50%   0.90%     8.88    12.18     474,562      4,940,125   18.00%    18.18%     2.28%
           2003               0.75%   0.90%     7.53    10.31     438,408      3,753,928   32.16%    32.36%     3.89%
           2002               0.75%   0.90%     5.69     6.44     325,955      1,968,369  (22.30)%  (22.18)%    1.33%
           2001               0.75%   1.00%     7.33     7.72     326,325      2,490,416  (25.36)%  (25.25)%    0.00%
Scudder VIT Equity 500 Index
           2005               0.50%   0.90%     9.68    12.32   5,441,256     57,222,262    3.74%     4.15%     1.53%
           2004               0.50%   0.90%     9.32    11.86   5,763,380     58,157,558    9.60%     9.77%     1.10%
           2003               0.75%   0.90%     8.49    10.80   5,582,819     50,954,438   27.01%    27.20%     1.18%
           2002               0.75%   0.90%     6.67     8.04   5,021,583     35,446,154  (23.01)%  (22.90)%    1.08%
           2001               0.75%   1.00%     8.65    10.43   4,127,813     37,771,698  (12.97)%  (12.84)%    0.93%
Scudder VIT Small Cap Index
           2005               0.50%   0.90%    11.57    16.36     788,123     11,235,210    3.33%     3.74%     0.61%
           2004               0.50%   0.90%    13.39    15.83     772,863     10,954,179   16.70%    16.88%     0.42%
           2003               0.75%   0.90%    11.46    13.57     649,424      7,989,559   45.11%    45.33%     0.81%
           2002               0.75%   0.90%     7.89     9.35     419,479      3,626,710  (21.30)%  (21.18)%    0.72%
           2001               0.75%   1.00%    11.03    11.88     353,128      3,919,677    1.16%     1.31%     0.80%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.
(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3) As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.
(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.
(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln Life Flexible Premium Variable Life Account M

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2005.

                                                      Aggregate   Aggregate
                                                      Cost of     Proceeds
                                                      Purchases   from Sales
  ---------------------------------------------------------------------------
  AIM V.I. Capital Appreciation                       $   346,898 $   572,048
  AIM V.I. Diversified Income                             153,984     253,705
  AIM V.I. Growth                                       1,997,666   3,633,778
  AIM V.I. International Growth                         1,580,810   1,570,113
  AIM V.I. Premier Equity                               2,589,912   5,376,096
  ABVPSF Global Technology Class A                        383,064     239,887
  ABVPSF Growth and Income Class A                      5,794,863   3,785,505
  ABVPSF Large Cap Growth Class A                       1,435,801   1,452,855
  ABVPSF Small/Mid Cap Value Class A                    4,006,174   2,772,722
  American Century VP Inflation Protection              3,900,534   1,437,882
  American Funds Global Growth Class 2                  2,643,398     337,855
  American Funds Global Small Capitalization Class 2    5,249,406   3,333,278
  American Funds Growth Class 2                        19,313,434   9,601,588
  American Funds Growth-Income Class 2                 17,650,041   9,829,841
  American Funds International Class 2                 13,038,958   4,354,852
  Baron Capital Asset                                   1,226,670   1,279,079
  Delaware VIPT Capital Reserves                           51,118       1,530
  Delaware VIPT Diversified Income                      4,490,069     620,941
  Delaware VIPT Emerging Markets                        8,809,425   2,425,658
  Delaware VIPT High Yield                              6,157,097   4,899,817
  Delaware VIPT REIT                                    7,786,561   6,882,665
  Delaware VIPT Small Cap Value                        10,280,581   7,591,856
  Delaware VIPT Trend                                   3,174,402   4,551,699
  Delaware VIPT U.S. Growth                               356,248     144,244
  Delaware VIPT Value                                   4,557,603   1,597,895
  Fidelity VIP Asset Manager                              128,237     254,530
  Fidelity VIP Contrafund Service Class                12,492,796   5,397,190
  Fidelity VIP Equity-Income                              564,907     582,467
  Fidelity VIP Equity-Income Service Class              2,802,203   1,692,867
  Fidelity VIP Growth Service Class                     1,606,757   1,359,023
  Fidelity VIP Growth Opportunities Service Class         374,565     565,451
  Fidelity VIP High Income Service Class                  570,922   1,310,839
  Fidelity VIP Investment Grade Bond                      593,677     562,494
  Fidelity VIP Mid Cap Service Class                      964,504     102,769
  Fidelity VIP Overseas Service Class                   3,850,072   2,824,535
  FTVIPT Franklin Small-Mid Cap Growth Securities       3,204,491   1,953,088
  FTVIPT Templeton Foreign Securities                     353,963     695,576
  FTVIPT Templeton Foreign Securities Class 2             922,792   1,166,315
  FTVIPT Templeton Global Asset Allocation                207,265     148,394
  FTVIPT Templeton Global Income Securities               672,337       3,373
  FTVIPT Templeton Growth Securities                    2,259,864   1,438,503
  FTVIPT Templeton Growth Securities Class 2              596,826     495,450
  Janus Aspen Series Balanced                           1,178,271   2,469,515
  Janus Aspen Series Balanced Service Shares            2,168,047   1,266,167
  Janus Aspen Series Global Technology Service Shares     199,901     357,586
  Janus Aspen Series Mid Cap Growth Service Shares      1,825,782   1,331,619
  Janus Aspen Series Worldwide Growth                   1,382,781   2,658,443
  Janus Aspen Series Worldwide Growth Service Shares      489,391     945,184
  Lincoln VIPT Aggressive Growth                          220,225     149,800
  Lincoln VIPT Aggressive Profile                         147,561       1,892
  Lincoln VIPT Bond                                    22,812,297  16,360,490
  Lincoln VIPT Capital Appreciation                     1,073,047   3,707,985
  Lincoln VIPT Conservative Profile                        40,347         765
  Lincoln VIPT Core                                        18,867         528
  Lincoln VIPT Equity-Income                              972,261     869,865
  Lincoln VIPT Global Asset Allocation                    659,948     458,316
  Lincoln VIPT Growth                                      20,917       1,215
  Lincoln VIPT Growth and Income                           11,510         126

Lincoln Life Flexible Premium Variable Life Account M

                                                  Aggregate   Aggregate
                                                  Cost of     Proceeds
                                                  Purchases   from Sales
       ------------------------------------------------------------------
       Lincoln VIPT Growth Opportunities          $     5,727 $        81
       Lincoln VIPT International                   8,956,234   2,439,902
       Lincoln VIPT Moderate Profile                5,114,425     147,446
       Lincoln VIPT Moderately Aggressive Profile   2,139,089     211,857
       Lincoln VIPT Money Market                   81,040,446  78,432,769
       Lincoln VIPT Social Awareness                  825,707     385,744
       M Fund Brandes International Equity          1,140,290      78,019
       M Fund Business Opportunity Value              549,605      22,785
       M Fund Frontier Capital Appreciation           166,491      50,196
       M Fund Turner Core Growth                      654,212      70,344
       MFS VIT Capital Opportunities                  701,107     795,701
       MFS VIT Emerging Growth                      1,609,650   2,807,386
       MFS VIT Total Return                         7,566,346   3,549,131
       MFS VIT Utilities                            6,499,116   2,902,003
       NB AMT Mid-Cap Growth                        4,111,209   3,412,776
       NB AMT Partners                              1,047,862     347,021
       NB AMT Regency                               3,912,178   1,669,437
       PIMCO VIT OPCAP Global Equity                  105,029     173,175
       PIMCO VIT OPCAP Managed                         86,570     133,693
       Putnam VT Growth & Income Class IB           1,437,397   1,254,785
       Putnam VT Health Sciences Class IB           1,233,179     365,146
       Scudder VIT EAFE Equity Index                2,680,421   7,482,096
       Scudder VIT Equity 500 Index                15,074,581  17,706,909
       Scudder VIT Small Cap Index                  4,772,123   4,614,252

5. Investments

The following is a summary of investments owned at December 31, 2005.

                                                             Net
                                                   Shares    Asset  Fair Value
                                                   Owned     Value  of Shares   Cost of Shares
----------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                        110,696 $24.68 $ 2,731,968  $ 2,666,282
AIM V.I. Diversified Income                           73,091   8.43     616,161      684,239
AIM V.I. Growth                                    1,082,544  17.25  18,673,882   22,013,424
AIM V.I. International Growth                        309,950  23.17   7,181,553    4,857,786
AIM V.I. Premier Equity                            1,034,001  22.32  23,078,894   26,270,971
ABVPSF Global Technology Class A                      87,065  15.86   1,380,853    1,192,611
ABVPSF Growth and Income Class A                     501,351  24.88  12,473,611   11,028,008
ABVPSF Large Cap Growth Class A                       90,849  26.99   2,452,026    2,074,786
ABVPSF Small/Mid Cap Value Class A                   431,396  17.06   7,359,608    6,348,104
American Century VP Inflation Protection             380,806  10.26   3,907,070    3,960,566
American Funds Global Growth Class 2                 170,569  19.52   3,329,498    2,964,961
American Funds Global Small Capitalization Class 2   855,255  21.12  18,062,985   12,231,977
American Funds Growth Class 2                      1,434,802  58.98  84,624,612   66,095,303
American Funds Growth-Income Class 2               1,797,026  38.12  68,502,648   58,209,703
American Funds International Class 2               1,609,975  18.92  30,460,729   23,310,170
Baron Capital Asset                                  206,756  27.96   5,780,897    4,249,056
Delaware VIPT Capital Reserves                         5,081   9.71      49,341       49,582
Delaware VIPT Diversified Income                     507,692   9.26   4,701,232    4,706,544
Delaware VIPT Emerging Markets                       828,583  18.20  15,080,208   10,958,308
Delaware VIPT High Yield                           1,703,607   5.91  10,068,317    9,571,265
Delaware VIPT REIT                                 1,055,135  18.77  19,804,884   16,264,380
Delaware VIPT Small Cap Value                      1,173,421  30.83  36,176,567   27,819,306
Delaware VIPT Trend                                  676,457  32.53  22,005,160   18,417,936
Delaware VIPT U.S. Growth                            107,485   7.78     836,232      732,752
Delaware VIPT Value                                  399,799  19.23   7,688,133    6,854,691
Fidelity VIP Asset Manager                            48,854  15.04     734,769      741,674
Fidelity VIP Contrafund Service Class              1,192,164  30.93  36,873,621   28,539,750
Fidelity VIP Equity-Income                           213,957  25.49   5,453,774    4,990,643
Fidelity VIP Equity-Income Service Class             243,658  25.39   6,186,488    5,415,239

Lincoln Life Flexible Premium Variable Life Account M

                                                              Net
                                                    Shares    Asset  Fair Value
                                                    Owned     Value  of Shares   Cost of Shares
-----------------------------------------------------------------------------------------------
Fidelity VIP Growth Service Class                     210,161 $33.56 $ 7,052,997  $ 6,478,636
Fidelity VIP Growth Opportunities Service Class       264,239  17.33   4,579,269    4,408,121
Fidelity VIP High Income Service Class                278,798   6.14   1,711,820    1,798,378
Fidelity VIP Investment Grade Bond                    204,760  12.76   2,612,732    2,597,059
Fidelity VIP Mid Cap Service Class                     26,482  34.95     925,540      865,644
Fidelity VIP Overseas Service Class                   161,359  20.52   3,311,088    2,766,903
FTVIPT Franklin Small-Mid Cap Growth Securities       292,103  20.66   6,034,845    5,118,300
FTVIPT Templeton Foreign Securities                   221,871  15.84   3,514,439    3,356,437
FTVIPT Templeton Foreign Securities Class 2           447,383  15.62   6,988,121    5,667,501
FTVIPT Templeton Global Asset Allocation               45,340  21.06     954,867      845,075
FTVIPT Templeton Global Income Securities              47,015  14.36     675,135      668,960
FTVIPT Templeton Growth Securities                    502,530  13.98   7,025,368    5,732,688
FTVIPT Templeton Growth Securities Class 2            311,685  13.81   4,304,369    3,449,308
Janus Aspen Series Balanced                           509,199  25.74  13,106,771   12,342,194
Janus Aspen Series Balanced Service Shares            266,897  26.62   7,104,789    6,369,135
Janus Aspen Series Global Technology Service Shares   384,159   3.96   1,521,271    1,492,199
Janus Aspen Series Mid Cap Growth Service Shares      121,072  28.41   3,439,647    2,742,297
Janus Aspen Series Worldwide Growth                   480,584  27.96  13,437,121   16,127,103
Janus Aspen Series Worldwide Growth Service Shares    110,041  27.76   3,054,725    2,709,927
Lincoln VIPT Aggressive Growth                         37,914  10.82     410,384      349,194
Lincoln VIPT Aggressive Profile                        13,004  11.39     148,143      145,696
Lincoln VIPT Bond                                   3,320,326  12.62  41,902,518   42,672,581
Lincoln VIPT Capital Appreciation                     308,522  18.38   5,669,393    6,585,660
Lincoln VIPT Conservative Profile                       3,814  10.59      40,390       39,593
Lincoln VIPT Core                                       1,790  10.41      18,625       18,349
Lincoln VIPT Equity-Income                            288,910  17.99   5,198,655    4,470,921
Lincoln VIPT Global Asset Allocation                  108,462  14.54   1,576,492    1,413,344
Lincoln VIPT Growth                                     1,823  11.70      21,341       19,773
Lincoln VIPT Growth and Income                            369  31.67      11,675       11,385
Lincoln VIPT Growth Opportunities                         480  12.51       6,003        5,650
Lincoln VIPT International                            636,845  17.97  11,441,549   10,050,813
Lincoln VIPT Moderate Profile                         460,945  10.87   5,008,628    4,968,784
Lincoln VIPT Moderately Aggressive Profile            176,530  11.10   1,959,487    1,927,300
Lincoln VIPT Money Market                           3,537,737  10.00  35,377,367   35,377,367
Lincoln VIPT Social Awareness                          93,612  32.26   3,019,837    2,674,529
M Fund Brandes International Equity                    85,906  17.52   1,505,067    1,420,443
M Fund Business Opportunity Value                      44,713  12.06     539,236      538,143
M Fund Frontier Capital Appreciation                   15,135  22.95     347,340      314,107
M Fund Turner Core Growth                              54,780  16.60     909,348      801,105
MFS VIT Capital Opportunities                          54,633  13.69     747,927      652,611
MFS VIT Emerging Growth                               645,734  19.13  12,352,890   13,639,467
MFS VIT Total Return                                1,250,652  20.69  25,875,984   23,739,097
MFS VIT Utilities                                     692,120  23.74  16,430,929   12,789,025
NB AMT Mid-Cap Growth                                 805,652  20.28  16,338,628   13,723,510
NB AMT Partners                                       120,535  21.41   2,580,648    2,034,236
NB AMT Regency                                        539,596  15.50   8,363,735    6,747,456
PIMCO VIT OPCAP Global Equity                          43,307  16.78     726,693      624,097
PIMCO VIT OPCAP Managed                                18,323  43.08     789,352      738,274
Putnam VT Growth & Income Class IB                    103,566  26.35   2,728,973    2,279,908
Putnam VT Health Sciences Class IB                    172,590  13.27   2,290,263    1,998,395
Scudder VIT Equity 500 Index                        4,364,750  13.11  57,221,876   51,726,082
Scudder VIT Small Cap Index                           779,654  14.40  11,227,015    9,184,107

Lincoln Life Flexible Premium Variable Life Account M

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2005 is as follows:

                                                    Units     Units       Net Increase
                                                    Issued    Redeemed    (Decrease)
--------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                          40,097    (59,234)    (19,137)
AIM V.I. Diversified Income                            11,820    (23,465)    (11,645)
AIM V.I. Growth                                       469,746   (710,580)   (240,834)
AIM V.I. International Growth                         158,184   (162,181)     (3,997)
AIM V.I. Premier Equity                               481,063   (821,028)   (339,965)
ABVPSF Global Technology Class A                       40,400    (26,211)     14,189
ABVPSF Growth and Income Class A                      520,519   (351,094)    169,425
ABVPSF Large Cap Growth Class A                       139,001   (121,695)     17,306
ABVPSF Small/Mid Cap Value Class A                    278,426   (183,734)     94,692
American Century VP Inflation Protection              332,161   (106,900)    225,261
American Funds Global Growth Class 2                  237,721    (37,025)    200,696
American Funds Global Small Capitalization Class 2    445,632   (285,186)    160,446
American Funds Growth Class 2                       2,041,594 (1,199,079)    842,515
American Funds Growth-Income Class 2                1,714,621 (1,048,901)    665,720
American Funds International Class 2                1,057,327   (388,637)    668,690
Baron Capital Asset                                    87,580    (89,997)     (2,417)
Delaware VIPT Capital Reserves                          5,042       (146)      4,896
Delaware VIPT Diversified Income                      421,035    (59,754)    361,281
Delaware VIPT Emerging Markets                        455,018   (125,436)    329,582
Delaware VIPT High Yield                              506,398   (428,638)     77,760
Delaware VIPT REIT                                    450,214   (392,390)     57,824
Delaware VIPT Small Cap Value                         607,899   (511,451)     96,448
Delaware VIPT Trend                                   369,522   (448,484)    (78,962)
Delaware VIPT U.S. Growth                              34,465    (14,577)     19,888
Delaware VIPT Value                                   392,212   (147,076)    245,136
Fidelity VIP Asset Manager                             11,072    (23,160)    (12,088)
Fidelity VIP Contrafund Service Class               1,143,677   (554,650)    589,027
Fidelity VIP Equity-Income                             45,702    (64,647)    (18,945)
Fidelity VIP Equity-Income Service Class              223,709   (146,542)     77,167
Fidelity VIP Growth Service Class                     227,680   (214,154)     13,526
Fidelity VIP Growth Opportunities Service Class        71,368    (95,763)    (24,395)
Fidelity VIP High Income Service Class                 31,581   (138,928)   (107,347)
Fidelity VIP Investment Grade Bond                     35,546    (42,585)     (7,039)
Fidelity VIP Mid Cap Service Class                     80,181     (4,155)     76,026
Fidelity VIP Overseas Service Class                   307,253   (229,037)     78,216
FTVIPT Franklin Small-Mid Cap Growth Securities       291,971   (177,625)    114,346
FTVIPT Templeton Foreign Securities                    37,081    (66,315)    (29,234)
FTVIPT Templeton Foreign Securities Class 2           103,746   (124,666)    (20,920)
FTVIPT Templeton Global Asset Allocation               13,366    (11,549)      1,817
FTVIPT Templeton Global Income Securities              68,445       (517)     67,928
FTVIPT Templeton Growth Securities                    179,874   (112,189)     67,685
FTVIPT Templeton Growth Securities Class 2             43,705    (36,496)      7,209
Janus Aspen Series Balanced                           137,306   (261,445)   (124,139)
Janus Aspen Series Balanced Service Shares            186,397   (115,968)     70,429
Janus Aspen Series Global Technology Service Shares    76,759   (118,326)    (41,567)
Janus Aspen Series Mid Cap Growth Service Shares      152,119   (102,180)     49,939
Janus Aspen Series Worldwide Growth                   251,475   (402,642)   (151,167)
Janus Aspen Series Worldwide Growth Service Shares     55,480   (102,747)    (47,267)
Lincoln VIPT Aggressive Growth                         17,257    (11,083)      6,174
Lincoln VIPT Aggressive Profile                        13,345       (264)     13,081
Lincoln VIPT Bond                                   1,843,058 (1,372,433)    470,625
Lincoln VIPT Capital Appreciation                     182,404   (509,489)   (327,085)
Lincoln VIPT Conservative Profile                       3,901        (68)      3,833
Lincoln VIPT Core                                       1,913       (141)      1,772
Lincoln VIPT Equity-Income                             74,283    (77,040)     (2,757)
Lincoln VIPT Global Asset Allocation                   55,230    (42,055)     13,175
Lincoln VIPT Growth                                     2,021       (146)      1,875
Lincoln VIPT Growth and Income                          1,340       (257)      1,083
Lincoln VIPT Growth Opportunities                         538        (49)        489
Lincoln VIPT International                            640,974   (167,285)    473,689

Lincoln Life Flexible Premium Variable Life Account M

                                            Units     Units       Net Increase
                                            Issued    Redeemed    (Decrease)
 -----------------------------------------------------------------------------
 Lincoln VIPT Moderate Profile                470,615     (8,203)    462,412
 Lincoln VIPT Moderately Aggressive Profile   193,038     (2,512)    190,526
 Lincoln VIPT Money Market                  8,776,555 (8,666,556)    109,999
 Lincoln VIPT Social Awareness                 76,025    (40,375)     35,650
 M Fund Brandes International Equity           92,605     (7,311)     85,294
 M Fund Business Opportunity Value             43,915     (2,713)     41,202
 M Fund Frontier Capital Appreciation           9,900     (2,667)      7,233
 M Fund Turner Core Growth                     55,290     (3,882)     51,408
 MFS VIT Capital Opportunities                 69,047    (66,845)      2,202
 MFS VIT Emerging Growth                      266,541   (398,692)   (132,151)
 MFS VIT Total Return                         618,402   (352,884)    265,518
 MFS VIT Utilities                            541,584   (247,178)    294,406
 NB AMT Mid-Cap Growth                        445,335   (376,198)     69,137
 NB AMT Partners                               87,563    (29,079)     58,484
 NB AMT Regency                               254,825   (122,491)    132,334
 PIMCO VIT OPCAP Global Equity                  9,906    (14,692)     (4,786)
 PIMCO VIT OPCAP Managed                        7,099    (13,629)     (6,530)
 Putnam VT Growth & Income Class IB           124,109   (109,945)     14,164
 Putnam VT Health Sciences Class IB           113,996    (37,288)     76,708
 Scudder VIT EAFE Equity Index                297,542   (772,104)   (474,562)
 Scudder VIT Equity 500 Index               1,572,825 (1,894,949)   (322,124)
 Scudder VIT Small Cap Index                  355,453   (340,193)     15,260

The change in units outstanding for the year ended December 31, 2004 is as follows:

                                                   Units     Units       Net Increase
                                                   Issued    Redeemed    (Decrease)
-------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                         56,749    (81,954)    (25,205)
AIM V.I. Diversified Income                           14,138    (12,497)      1,641
AIM V.I. Growth                                      559,882   (744,663)   (184,781)
AIM V.I. International Growth                        154,488   (123,611)     30,877
AIM V.I. Premier Equity                              543,155   (794,321)   (251,166)
ABVPSF Growth and Income Class A                     429,752   (127,666)    302,086
ABVPSF Large Cap Growth Class A                      121,482    (78,913)     42,569
ABVPSF Small/Mid Cap Value Class A                   228,585    (73,759)    154,826
ABVPSF Global Technology Class A                      48,812    (38,233)     10,579
American Century VP Inflation Protection             147,952     (5,065)    142,887
American Funds Global Growth Class 2                  69,944     (9,310)     60,634
American Funds Global Small Capitalization Class 2   589,359   (464,888)    124,471
American Funds Growth Class 2                      2,293,050 (1,542,673)    750,377
American Funds Growth-Income Class 2               2,142,624 (1,091,079)  1,051,545
American Funds International Class 2                 956,653   (262,721)    693,932
Baron Capital Asset                                   87,169    (60,601)     26,568
Delaware VIPT Diversified Income                      81,059     (1,964)     79,095
Delaware VIPT Emerging Markets                       171,948    (66,578)    105,370
Delaware VIPT High Yield                             321,002   (201,094)    119,908
Delaware VIPT REIT                                   566,602   (352,238)    214,364
Delaware VIPT Small Cap Value                        876,548   (454,603)    421,945
Delaware VIPT Trend                                  495,419   (350,720)    144,699
Delaware VIPT U.S. Growth                             44,821     (7,322)     37,499
Delaware VIPT Value                                  198,975    (66,924)    132,051
Fidelity VIP Asset Manager                            13,752    (17,677)     (3,925)
Fidelity VIP Contrafund Service Class                684,001   (343,534)    340,467
Fidelity VIP Equity-Income                            92,917    (99,360)     (6,443)
Fidelity VIP Equity-Income Service Class             197,798    (99,893)     97,905
Fidelity VIP Growth Service Class                    245,572   (149,269)     96,303
Fidelity VIP Growth Opportunities Service Class       93,045   (112,249)    (19,204)
Fidelity VIP High Income Service Class                61,367    (76,671)    (15,304)
Fidelity VIP Investment Grade Bond                    37,509    (63,359)    (25,850)
Fidelity VIP Overseas Service Class                  119,528    (28,036)     91,492
FTVIPT Franklin Small-Mid Cap Growth Securities      178,500   (118,239)     60,261
FTVIPT Templeton Foreign Securities                   50,671    (77,897)    (27,226)

Lincoln Life Flexible Premium Variable Life Account M

                                                    Units     Units       Net Increase
                                                    Issued    Redeemed    (Decrease)
--------------------------------------------------------------------------------------
FTVIPT Templeton Foreign Securities Class 2           133,168   (118,267)      14,901
FTVIPT Templeton Global Asset Allocation               22,701     (8,292)      14,409
FTVIPT Templeton Growth Securities                    197,467    (66,868)     130,599
FTVIPT Templeton Growth Securities Class 2            114,663    (67,059)      47,604
Janus Aspen Series Balanced                           184,836   (324,821)    (139,985)
Janus Aspen Series Balanced Service Shares            161,774    (97,527)      64,247
Janus Aspen Series Global Technology Service Shares   117,310   (102,748)      14,562
Janus Aspen Series Mid Cap Growth Service Shares      124,649    (47,779)      76,870
Janus Aspen Series Worldwide Growth                   313,238   (513,976)    (200,738)
Janus Aspen Series Worldwide Growth Service Shares    102,793    (87,553)      15,240
Lincoln VIPT Aggressive Growth                         35,641    (22,203)      13,438
Lincoln VIPT Bond                                     906,781   (635,927)     270,854
Lincoln VIPT Capital Appreciation                     247,125   (240,395)       6,730
Lincoln VIPT Equity-Income                             65,330    (59,024)       6,306
Lincoln VIPT Global Asset Allocation                   60,586    (39,771)      20,815
Lincoln VIPT International                            200,939    (41,683)     159,256
Lincoln VIPT Money Market                           5,510,177 (6,757,580)  (1,247,403)
Lincoln VIPT Social Awareness                          58,611    (37,262)      21,349
M Fund Brandes International Equity                    23,904     (4,981)      18,923
M Fund Business Opportunity Value                         913       (100)         813
M Fund Frontier Capital Appreciation                   13,869     (2,817)      11,052
M Fund Turner Core Growth                              18,686     (4,190)      14,496
MFS VIT Capital Opportunities                          39,419    (20,623)      18,796
MFS VIT Emerging Growth                               306,868   (348,415)     (41,547)
MFS VIT Total Return                                  521,025   (318,012)     203,013
MFS VIT Utilities                                     274,449   (205,708)      68,741
NB AMT Mid-Cap Growth                                 394,502   (238,826)     155,676
NB AMT Partners                                        40,449    (59,253)     (18,804)
NB AMT Regency                                        140,657    (47,153)      93,504
PIMCO VIT OPCAP Global Equity                          11,372    (11,430)         (58)
PIMCO VIT OPCAP Managed                                24,518    (15,850)       8,668
Putnam VT Growth & Income Class IB                     50,491    (27,851)      22,640
Putnam VT Health Sciences Class IB                     44,574    (32,026)      12,548
Scudder VIT EAFE Equity Index                         183,030   (146,876)      36,154
Scudder VIT Equity 500 Index                        1,770,455 (1,589,894)     180,561
Scudder VIT Small Cap Index                           353,709   (230,270)     123,439

Report of Independent Registered Public Accounting Firm

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln Life Flexible Premium Variable Life Account M

We have audited the accompanying statement of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account M ("Variable Account") comprised of the subaccounts described in Note 1, as of December 31, 2005, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life Flexible Premium Variable Life Account M at December 31, 2005, and the results of their operations for the year then ended, and the changes in their net assets for each of the respective two years in the period then ended in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 1, 2006

                  The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Balance Sheets

                                                                           2005          2004
                                                                       ------------  ------------
                                                                             (000s omitted)
                                                                       --------------------------
ASSETS
Investments:
  Securities available-for-sale, at fair value:
    Fixed maturity (cost: 2005 -- $31,266,985; 2004 -- $31,514,767)    $ 32,244,707  $ 33,331,468
-----------------------------------------------------------------------
    Equity (cost: 2005 -- $94,908; 2004 -- $101,173)                        101,416       113,678
-----------------------------------------------------------------------
  Trading securities                                                      2,984,534     2,942,495
-----------------------------------------------------------------------
  Mortgage loans on real estate                                           3,661,585     3,855,110
-----------------------------------------------------------------------
  Real estate                                                               182,484       191,108
-----------------------------------------------------------------------
  Policy loans                                                            1,857,793     1,864,727
-----------------------------------------------------------------------
  Derivative investments                                                     41,426        52,663
-----------------------------------------------------------------------
  Other investments                                                         423,214       369,103
-------------------------------------------------------------------    ------------  ------------
     Total Investments                                                   41,497,159    42,720,352
-----------------------------------------------------------------------
Cash and invested cash                                                    1,961,621     1,237,704
-----------------------------------------------------------------------
Deferred acquisition costs                                                3,604,111     2,854,067
-----------------------------------------------------------------------
Premium and fees receivable                                                 285,114       243,289
-----------------------------------------------------------------------
Accrued investment income                                                   499,509       495,532
-----------------------------------------------------------------------
Amounts recoverable from reinsurers                                       6,955,245     7,055,970
-----------------------------------------------------------------------
Goodwill                                                                    919,172       919,172
-----------------------------------------------------------------------
Other intangible assets                                                     741,778       819,076
-----------------------------------------------------------------------
Other assets                                                              1,090,744       944,230
-----------------------------------------------------------------------
Assets held in separate accounts                                         56,427,220    48,018,358
-------------------------------------------------------------------    ------------  ------------
     Total Assets                                                      $113,981,673  $105,307,750
-------------------------------------------------------------------    ============  ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Insurance and Investment Contract Liabilities:
  Insurance policy and claim reserves                                  $ 22,973,002  $ 22,461,322
-----------------------------------------------------------------------
  Contractholder funds                                                   22,612,264    23,126,638
-------------------------------------------------------------------    ------------  ------------
     Total Insurance and Investment Contract Liabilities                 45,585,266    45,587,960
-----------------------------------------------------------------------
Short-term debt                                                              33,861        32,072
-----------------------------------------------------------------------
Long-term debt                                                            1,250,000     1,297,182
-----------------------------------------------------------------------
Federal income taxes                                                        101,168       149,638
-----------------------------------------------------------------------
Reinsurance related derivative liability                                    278,243       351,974
-----------------------------------------------------------------------
Funds withheld reinsurance liabilities                                    1,710,704     1,580,217
-----------------------------------------------------------------------
Other liabilities                                                         2,434,074     2,186,576
-----------------------------------------------------------------------
Deferred gain on indemnity reinsurance                                      835,016       911,437
-----------------------------------------------------------------------
Liabilities related to separate accounts                                 56,427,220    48,018,358
-------------------------------------------------------------------    ------------  ------------
     Total Liabilities                                                  108,655,552   100,115,414
-------------------------------------------------------------------    ------------  ------------
Shareholders' Equity:
Common stock -- $2.50 par value,
 authorized, issued and outstanding shares -- 10 million
 (owned by Lincoln National Corporation)                                     25,000        25,000
-------------------------------------------------------------------
Retained earnings                                                         4,847,735     4,385,155
-----------------------------------------------------------------------
Accumulated Other Comprehensive Income:
  Net unrealized gain on securities available-for-sale                      451,716       781,157
-----------------------------------------------------------------------
  Net unrealized gain on derivative instruments                               7,539        13,985
-----------------------------------------------------------------------
  Minimum pension liability adjustment                                       (5,869)      (12,961)
-------------------------------------------------------------------    ------------  ------------
     Total Accumulated Other Comprehensive Income                           453,386       782,181
-------------------------------------------------------------------    ------------  ------------
     Total Shareholders' Equity                                           5,326,121     5,192,336
-------------------------------------------------------------------    ------------  ------------
     Total Liabilities and Shareholders' Equity                        $113,981,673  $105,307,750
-------------------------------------------------------------------    ============  ============

See accompanying notes to the Consolidated Financial Statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Income

                                                                          2005        2004        2003
                                                                       ----------  ----------  ----------
                                                                                 (000s omitted)
                                                                       ----------------------------------
Revenue:
Insurance premiums                                                     $   67,101  $  158,382  $  205,544
-----------------------------------------------------------------------
Insurance fees                                                          1,615,921   1,443,330   1,287,251
-----------------------------------------------------------------------
Net investment income                                                   2,592,298   2,593,207   2,540,077
-----------------------------------------------------------------------
Realized gain (loss) on investments                                       (16,282)    (45,139)    330,768
-----------------------------------------------------------------------
Amortization of deferred gain on indemnity reinsurance                     76,420      87,387      74,234
-----------------------------------------------------------------------
Other revenue and fees                                                    323,520     289,314     242,617
---------------------------------------------------------------------- ----------  ----------  ----------
 Total Revenue                                                          4,658,978   4,526,481   4,680,491
---------------------------------------------------------------------- ----------  ----------  ----------

Benefits and Expenses:
Benefits                                                                2,155,508   2,177,111   2,280,403
-----------------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses                 1,557,530   1,494,623   1,397,692
-----------------------------------------------------------------------
Interest and debt expense                                                  79,357      78,817      79,305
---------------------------------------------------------------------- ----------  ----------  ----------
 Total Benefits and Expenses                                            3,792,395   3,750,551   3,757,400
---------------------------------------------------------------------- ----------  ----------  ----------
Income before Federal Income Taxes and Cumulative Effect of Accounting
  Changes                                                                 866,583     775,930     923,091
-----------------------------------------------------------------------
Federal income taxes                                                      222,977     193,213     244,919
---------------------------------------------------------------------- ----------  ----------  ----------
Income before Cumulative Effect of Accounting Changes                     643,606     582,717     678,172
-----------------------------------------------------------------------
Cumulative Effect of Accounting Changes (net of Federal income taxes)          --     (25,647)   (236,624)
---------------------------------------------------------------------- ----------  ----------  ----------
 Net Income                                                            $  643,606  $  557,070  $  441,548
---------------------------------------------------------------------- ==========  ==========  ==========

See accompanying notes to the Consolidated Financial Statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Shareholders' Equity

                                                                            2005        2004        2003
                                                                         ----------  ----------  ----------
                                                                                   (000s omitted)
                                                                         ----------------------------------
Common Stock:
Balance at beginning and end-of-year                                     $   25,000  $   25,000  $   25,000
-------------------------------------------------------------------------

Retained Earnings:
Balance at beginning-of-year                                              4,385,155   3,856,029   3,610,211
-------------------------------------------------------------------------
Comprehensive income                                                        314,811     566,288     531,059
-------------------------------------------------------------------------
Less other comprehensive income (loss) (net of federal income tax):
 Foreign currency translation adjustment                                                               (375)
-------------------------------------------------------------------------
 Net unrealized gain (loss) on securities available-for-sale, net of
   reclassification adjustment                                             (329,441)     23,187      54,870
-------------------------------------------------------------------------
 Net unrealized gain (loss) on derivative instruments                        (6,446)    (10,287)     (7,557)
-------------------------------------------------------------------------
 Minimum pension liability adjustment                                         7,092      (3,682)     42,573
------------------------------------------------------------------------ ----------  ----------  ----------
Net Income                                                                  643,606     557,070     441,548
-------------------------------------------------------------------------
Additional investment by Lincoln National Corporation/Stock Compensation     18,974     122,056       4,270
-------------------------------------------------------------------------
Dividends declared                                                         (200,000)   (150,000)   (200,000)
------------------------------------------------------------------------ ----------  ----------  ----------
   Balance at End-of-Year                                                 4,847,735   4,385,155   3,856,029
------------------------------------------------------------------------ ----------  ----------  ----------

Net Unrealized Gain on Securities Available-for-Sale:
Balance at beginning-of-year                                                781,157     757,970     703,100
-------------------------------------------------------------------------
Change during the year                                                     (329,441)     23,187      54,870
------------------------------------------------------------------------ ----------  ----------  ----------
   Balance at End-of-Year                                                   451,716     781,157     757,970
------------------------------------------------------------------------ ----------  ----------  ----------

Net Unrealized Gain on Derivative Instruments:
Balance at beginning-of-year                                                 13,985      24,272      31,829
-------------------------------------------------------------------------
Change during the year                                                       (6,446)    (10,287)     (7,557)
------------------------------------------------------------------------ ----------  ----------  ----------
   Balance at End-of-Year                                                     7,539      13,985      24,272
------------------------------------------------------------------------ ----------  ----------  ----------

Minimum Pension Liability Adjustment:
Balance at beginning-of-year                                                (12,961)     (9,279)    (51,852)
-------------------------------------------------------------------------
Change during the year                                                        7,092      (3,682)     42,573
------------------------------------------------------------------------ ----------  ----------  ----------
   Balance at End-of-Year                                                    (5,869)    (12,961)     (9,279)
------------------------------------------------------------------------ ----------  ----------  ----------

Foreign Currency Translation Adjustment:
Balance at beginning-of-year                                                     --          --         375
-------------------------------------------------------------------------
Change during the year                                                           --          --        (375)
------------------------------------------------------------------------ ----------  ----------  ----------
   Balance at End-of-Year                                                        --          --          --
------------------------------------------------------------------------ ----------  ----------  ----------
Total Shareholders' Equity at End-of-Year                                $5,326,121  $5,192,336  $4,653,992
------------------------------------------------------------------------ ==========  ==========  ==========

See accompanying notes to the Consolidated Financial Statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Cash Flows

                                                                          2005         2004         2003
                                                                      -----------  -----------  ------------
                                                                                  (000s omitted)
                                                                      --------------------------------------
Cash Flows from Operating Activities:
Net income                                                            $   643,606  $   557,070  $    441,548
----------------------------------------------------------------------
Adjustments to reconcile net income to net cash provided by operating activities:
 Deferred acquisition costs                                              (485,397)    (426,843)     (374,713)
----------------------------------------------------------------------
 Premiums and fees receivable                                              53,974      111,818      (174,546)
----------------------------------------------------------------------
 Accrued investment income                                                 (3,977)      (5,024)       14,436
----------------------------------------------------------------------
 Policy liabilities and accruals                                         (384,636)    (741,920)      335,873
----------------------------------------------------------------------
 Net trading securities purchases, sales and maturities                   (72,446)     (98,798)     (446,890)
----------------------------------------------------------------------
 Cumulative effect of accounting change                                        --       39,457       363,933
----------------------------------------------------------------------
 Contractholder funds                                                     813,111      905,587     1,095,460
----------------------------------------------------------------------
 Amounts recoverable from reinsurers                                      100,725      374,969      (895,523)
----------------------------------------------------------------------
 Federal income taxes                                                     144,045      120,968       202,067
----------------------------------------------------------------------
 Stock-based compensation expense                                          18,107       18,534         9,589
----------------------------------------------------------------------
 Depreciation                                                              64,273       48,260        49,039
----------------------------------------------------------------------
 Amortization of other intangible assets                                   77,299      102,208        90,917
----------------------------------------------------------------------
 Realized loss on investments and derivative instruments                   16,282       59,277        12,084
----------------------------------------------------------------------
 Gain on sale of subsidiaries/business                                         --      (14,137)           --
----------------------------------------------------------------------
 Amortization of deferred gain                                            (76,420)     (87,387)      (74,234)
----------------------------------------------------------------------
 Other                                                                   (246,448)    (275,023)      308,265
--------------------------------------------------------------------- -----------  -----------  ------------
   Net Adjustments                                                         18,492      131,946       515,757
--------------------------------------------------------------------- -----------  -----------  ------------
   Net Cash Provided by Operating Activities                              662,098      689,016       957,305
--------------------------------------------------------------------- -----------  -----------  ------------

Cash Flows from Investing Activities:
Securities-available-for-sale:
 Purchases                                                             (5,724,964)  (9,001,101)  (13,338,976)
----------------------------------------------------------------------
 Sales                                                                  3,766,918    4,740,060     8,181,666
----------------------------------------------------------------------
 Maturities                                                             2,392,403    2,468,287     3,010,136
----------------------------------------------------------------------
Purchase of other investments                                          (1,007,699)  (1,938,069)   (1,520,429)
----------------------------------------------------------------------
Sale or maturity of other investments                                   1,150,891    2,186,586     1,763,285
----------------------------------------------------------------------
Proceeds from disposition of business                                          --       10,242            --
----------------------------------------------------------------------
Other                                                                       8,647      145,524      (114,153)
--------------------------------------------------------------------- -----------  -----------  ------------
   Net Cash Provided by (Used in) Investing Activities                    586,196   (1,388,471)   (2,018,471)
--------------------------------------------------------------------- -----------  -----------  ------------

Cash Flows from Financing Activities:
Issuance of long-term debt                                                     --       47,182            --
----------------------------------------------------------------------
Payment of long-term debt                                                 (47,182)          --            --
----------------------------------------------------------------------
Net decrease in short-term debt                                             1,789       (9,805)      (61,819)
----------------------------------------------------------------------
Universal life and investment contract deposits                         4,783,388    4,928,315     4,935,740
----------------------------------------------------------------------
Universal life and investment contract withdrawals                     (3,755,091)  (3,353,031)   (2,746,914)
----------------------------------------------------------------------
Investment contract transfers                                          (1,482,777)  (1,336,438)     (816,826)
----------------------------------------------------------------------
Increase in cash collateral on loaned securities                           45,009      181,013       112,236
----------------------------------------------------------------------
Increase in funds withheld liability                                      130,487       87,151        34,998
----------------------------------------------------------------------
Capital contribution from shareholder                                          --      100,000            --
----------------------------------------------------------------------
Dividends paid to shareholders                                           (200,000)    (150,000)     (200,000)
--------------------------------------------------------------------- -----------  -----------  ------------
   Net Cash Provided by (Used in) Financing Activities                   (524,377)     494,387     1,257,415
--------------------------------------------------------------------- -----------  -----------  ------------
   Net Increase (Decrease) in Cash and Invested Cash                      723,917     (205,068)      196,249
--------------------------------------------------------------------- -----------  -----------  ------------
Cash and Invested Cash at Beginning-of-Year                             1,237,704    1,442,772     1,246,523
--------------------------------------------------------------------- -----------  -----------  ------------
   Cash and Invested Cash at End-of-Year                              $ 1,961,621  $ 1,237,704  $  1,442,772
--------------------------------------------------------------------- ===========  ===========  ============

See accompanying notes to the Consolidated Financial Statements.

The Lincoln National Life Insurance Company

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies

Basis of Presentation.
The accompanying Consolidated Financial Statements include The Lincoln National Life Insurance Company ("the Company") and its majority-owned subsidiaries (LNL or The Company which may be referred to as we or us). The Company is domiciled in Indiana. Lincoln National Corporation ("LNC") owns 100% of the Company on a direct basis and its subsidiaries on an indirect basis. The Company owns 100% of the outstanding common stock of two insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn") and Lincoln Life & Annuity Company of New York ("Lincoln Life New York"). The Company also owns several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's internally owned wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States and several U.S. territories. Operations are divided into two business segments: Lincoln Retirement and Life Insurance (see
Note 10). These Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States. The balance sheet information presented in these financial statements and notes thereto is as of December 31 for each respective year. The statement of income information is for the year ended December 31 for each respective year.

Use of Estimates.
The nature of the insurance business requires management to make numerous estimates and assumptions that affect the amounts reported in the Consolidated Financial Statements and accompanying notes. Actual results may differ from those estimates.

Investments.
Securities available-for-sale consist of fixed maturity and equity securities, which are carried at fair value. The cost of available-for-sale fixed maturity securities is adjusted for amortization of premiums and discounts. The cost of available-for-sale fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other than temporary.

Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers through the contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements.

For the mortgage-backed securities portion of the trading and available-for-sale fixed maturity securities portfolios, we recognize investment income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; 3) the fair value of the collateral. The provision for losses is reported as realized gain (loss) on investments. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Investment real estate is carried at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset. Cost is adjusted for impairment when the projected undiscounted cash flow from the investment is less than the carrying value. Impaired real estate is written down to the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Also, valuation allowances for losses are established, as appropriate, for real estate holdings that are in the process of being sold. Real estate acquired through foreclosure proceedings is reclassified on the balance sheet from mortgage loans on real estate to real estate and is recorded at fair value at the settlement date, which establishes a new cost basis. If a subsequent periodic review of a foreclosed property indicates the fair value, less estimated costs to sell, is lower than the carrying value at settlement date, the carrying value is adjusted to the lower amount. Write-downs to real estate and any changes to the reserves on real estate are reported as realized gain (loss) on investments.

Policy loans are carried at aggregate unpaid balances.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

Realized gain (loss) on investments includes realized gains and (losses) from the sale of investments, derivative gains (losses),

The Lincoln National Life Insurance Company

1. Summary of Significant Accounting Policies (continued)

gains on sale of subsidiaries/business, and net gain on reinsurance embedded derivative/trading securities. See Note 3 for additional detail. Realized gain
(loss) on investments is recognized in net income, net of associated amortization of deferred acquisition costs ("DAC") and investment expenses, using the specific identification method. Changes in the fair values of available-for-sale securities carried at fair value are reported as a component of accumulated other comprehensive income, after deductions for related adjustments for DAC and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

Derivative Instruments.
We hedge certain portions of our exposure to interest rate risk, credit risk, foreign exchange risk and equity fluctuation risk by entering into derivative transactions. We recognize all derivative instruments as either assets or liabilities in the Consolidated Balance Sheets at fair value. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged -- as a cash flow hedge, fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2005 and 2004, we had derivative instruments that were designated and qualified as cash flow hedges. In addition, we had derivative instruments that were economic hedges, but were not designated as hedging instruments under Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133").

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income ("OCI") and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting loss or gain in fair value on the hedged item attributable to the hedged risk are recognized in net income during the period of change in fair values. For derivative instruments not designated as hedging instruments, the gain or loss is recognized in net income during the period of change.

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the funds withheld assets. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of trading securities in portfolios that support these arrangements.

See Note 8 for further discussion of our accounting policy for derivative instruments.

Loaned Securities.
Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. This liability is included within other liabilities in our Consolidated Balance Sheets. Our agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. We value collateral daily and obtain additional collateral when deemed appropriate.

Property and Equipment.
Property and equipment owned for company use is included in other assets in our Consolidated Balance Sheet and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets.

Premiums and Fees on Investment Products and Universal Life and Traditional Life Insurance Products.
Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender charges that have been assessed and earned against policy account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contractholder in accordance with contractual terms.

Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

The Lincoln National Life Insurance Company

1. Summary of Significant Accounting Policies (continued)


Other Revenues and Fees.
Other revenue and fees principally consists of amounts earned by LFA, our retail distribution arm, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

Assets Held in Separate Accounts/Liabilities Related to Separate Accounts. These assets and liabilities related to separate accounts represent segregated funds administered and invested by us and our insurance subsidiaries for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by us and our insurance subsidiaries for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue.

Deferred Acquisition Costs, Deferred Front End Loads, Deferred Sales
Inducements.
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97") and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). Under SFAS 97, acquisition costs for universal life, variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges, investment, mortality net of reinsurance ceded and expense margins, and actual realized gain (loss) on investments. Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Policy lives for fixed and variable deferred annuities are 14 to 18 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under SFAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC being amortized under SFAS 60 for fixed and variable payout annuities.

For all SFAS 97 and SFAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads" or "DFEL") and are amortized into income over the life of the policy in a manner consistent with that used for DAC. (See above for discussion of amortization methodologies.)

Bonus credits and amounts credited to policyholders for enhanced interest rates on variable annuity contracts that are under dollar cost averaging ("DCA") funding arrangements are considered sales inducement and deferred as a sales inducement asset (referred to as "deferred sales inducements" or "DSI") included in other assets. DSI is amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

Benefits and Expenses.
Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in our general account during 2003 through 2005 ranged from 4.0% to 7.0%. For traditional life, group health and disability income products, benefits and expenses, other than DAC, are recognized when incurred in a manner consistent with the related premium recognition policies. Benefits and expenses includes the change in reserves for annuity products with guaranteed benefits, such as guaranteed minimum death benefits ("GMDB") and guaranteed income benefits ("GIB"), and the change in fair values of guarantees for annuity products with guaranteed minimum withdrawal benefits ("GMWB").

Goodwill and Other Intangible Assets.
Goodwill, as measured by the excess of the cost of acquired subsidiaries or businesses over the fair value of net assets acquired, is not amortized, but is subject to impairment tests conducted at least annually.

Other intangible assets for acquired insurance businesses consist of the value of existing blocks of business (referred to as the "present value of in-force"). The present value of in-force ("PVIF") is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products acquired, (i.e., variable deferred annuities) and over the premium paying period for insurance products acquired, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for PVIF vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. PVIF is amortized in a manner consistent with DAC.

The carrying values of other intangible assets are reviewed periodically for indicators of impairment in value that are other than temporary, including unexpected or adverse changes in the following: (1) the economic or competitive

The Lincoln National Life Insurance Company

1. Summary of Significant Accounting Policies (continued)

environments in which the company operates, (2) profitability analyses,
(3) cash flow analyses, and (4) the fair value of the relevant subsidiary. If there was an indication of impairment then the cash flow method would be used to measure the impairment and the carrying value would be adjusted as necessary.

Insurance and Investment Contract Liabilities.
The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 7.00% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 0.75% to 13.50%.

Beginning January 1, 2004, the liabilities for future claim reserves for variable annuity products containing GMDB features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is then the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to DAC. Prior to January 1, 2004, the liabilities for future claim reserves for the GMDB feature were a function of the net amount at risk ("NAR"), mortality, persistency and incremental death benefit mortality and expense assessments ("M&E") expected to be incurred over the period of time for which the NAR was positive.

With respect to its insurance and investment contract liabilities, we continually review our: 1) overall reserve position; 2) reserving techniques and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2005 and 2004 participating policies comprised 3% and 4% of the face amount of insurance in-force, and dividend expenses were $77.7 million, $77.4 million, and $81.6 million for the years ended December 31, 2005, 2004 and 2003, respectively.

Reinsurance.
We enter into reinsurance agreements with other companies in the normal course of its business. Prior to the acquisition of our reinsurance operations by Swiss Re in 2001, we assumed reinsurance from unaffiliated companies. The transaction with Swiss Re involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised our reinsurance operations. All reinsurance agreements, excluding Modco agreements, are reported on a gross basis. Modco agreements are reported net, since there is a right of offset.

Post-retirement Medical and Life Insurance Benefits.
We account for our post-retirement medical and life insurance benefits using the full accrual method.

Stock Based Compensation.
We expense the fair value of stock awards included in LNC's incentive compensation plans. On the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in shareholders' equity. For additional information on stock based incentive compensation see Note 7.

Income Taxes.
We and our eligible subsidiaries have elected to file consolidated Federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

Reclassifications.
Certain amounts reported in prior years' Consolidated Financial Statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications have no effect on net income or shareholder's equity of the prior years.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
2. Changes in Accounting Principles and Changes in Estimates


SFAS No. 123(r) -- Accounting for Share-Based Payment.

In December 2004, the Financial Accounting Standards Board ("FASB") issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(r)"), which is a revision of SFAS 123, "Accounting for Stock-based Compensation." SFAS 123(r) requires recognition in the income statement of all share-based payments to employees based on their fair values. We had previously adopted the retroactive restatement method under SFAS 148, "Accounting for Stock-based Compensation - Transition and Disclosure," and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994.

We currently use the Black-Scholes formula to estimate the value of stock options granted to employees. We are evaluating the use of other acceptable option valuation models upon the required adoption of SFAS 123(r). SFAS 123(r) also requires the reporting of the benefits of tax deductions in excess of recognized compensation as financing cash flow rather than as an operating cash flow. In April 2005, the Securities and Exchange Commission ("SEC") deferred required implementation to January 1, 2006. We do not expect the adoption of SFAS 123(r) to have a material effect on our results of operations, operating cash flows or financial position.

Statement of Position 05-1.

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 addresses the accounting for DAC on internal replacements other than those described in SFAS 97. An internal replacement is defined by SOP 05-1 as a modification in product benefits, features, rights or coverages that occurs by (a) exchanging the contract for a new contract, (b) amending, endorsing or attaching a rider to the contract, or
(c) electing a feature or coverage within a replaced contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract, and any unamortized DAC, unearned revenue and deferred sales charges must be written-off. SOP 05-1 is to be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. We expect to adopt SOP 05-1 effective January 1, 2007. We are currently evaluating the potential effects of SOP 05-1 on our consolidated financial condition and results of operations.

EITF 03-1 -- The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments.

In March 2004, the FASB's Emerging Issues Task Force ("EITF") reached a final consensus on Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF 03-1"). EITF 03-1 established impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also required the accrual of income on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made.

In September 2004, the FASB delayed the effective date of the accounting and measurement provisions of EITF 03-1 in order to consider further guidance. However, the disclosure requirements and the definition of other-than-temporary impairment ("OTTI") included in EITF 03-1 were not delayed, and accordingly we adopted the definition of OTTI to evaluate all securities within the scope of EITF 03-1 and provided the required disclosures.

In November 2005, the FASB issued FASB Staff Position ("FSP") FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of EITF 03-1, references existing OTTI guidance, and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." FSP 115-1 will be applied prospectively and is effective for reporting periods beginning after December 15, 2005. We will adopt FSP 115-1 on January 1, 2006. Our existing policies for recognizing OTTIs are consistent with the guidance in FSP 115-1, therefore we do not expect the adoption will have an effect on our consolidated financial condition or results of operations.

SFAS No. 155 -- Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;
(b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assts," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and,
(d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument. We expect to

The Lincoln National Life Insurance Company

2. Changes in Accounting Principles and Changes in Estimates (continued)

adopt SFAS 155 for all financial instruments acquired, issued, or subject to a remeasurement event occurring after January 1, 2007. Upon adoption of SFAS 155, the fair value election may also be applied to hybrid financial instruments that had previously been bifurcated pursuant to SFAS 133. Prior period restatement is not permitted. We are currently evaluating the potential effects of SFAS 155 on our consolidated financial condition and results of operations.

Statement of Position 03-1.

Effective January 1, 2004, we implemented the provisions of AICPA SOP 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). Adjustments arising from implementation, as discussed below, were recorded in net income as a cumulative effect of accounting change.

Guaranteed Minimum Death Benefit Reserves. Although there was no method prescribed under GAAP for GMDB reserving until the issuance of SOP 03-1, our Lincoln Retirement segment had been recording a reserve for GMDBs. At
December 31, 2003, our GMDB reserve was $46.4 million. Adoption of the GMDB reserving methodology under SOP 03-1 resulted in a decrease to reserves of $9.7 million pre-tax. GMDB reserves were $14.8 million and $18.2 million at December 31, 2005 and 2004, respectively, of which $14.4 million and $18.0 million were ceded to an affiliated reinsurance company. See Note 13 for additional information.

Application of SOP 03-1 impacts EGPs used to calculate amortization of DAC, PVIF, DSI, and the liability for DFEL. The benefit ratio approach under SOP 03-1 results in a portion of future GMDB fees being accrued as a liability for future GMDB reserves. As a result, the EGPs used in our determination of DAC amortization are lower under SOP 03-1. Therefore upon adoption of SOP 03-1 we reported an unfavorable DAC/PVIF/DSI/DFEL unlocking as a negative cumulative effect adjustment of $43.2 million pre-tax in 2004.

The combined effects of the GMDB reserve requirements and related unlocking adjustments from implementation of SOP 03-1 resulted in a charge to net income for the cumulative effect of accounting change of $35.3 million pre-tax ($22.9 million after-tax) in 2004.

Sales Inducements. Our Lincoln Retirement segment variable annuity product offerings include contracts that offer a bonus credit, typically ranging from 2% to 5% of each deposit. We also offer enhanced interest rates to variable annuity contracts that are under DCA funding arrangements. Bonus credits and excess DCA interest are considered sales inducements under SOP 03-1 and, as such, are to be deferred as a sales inducement asset and amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

We previously deferred bonus credits as part of the DAC asset and reported the amortization of bonus credits as part of DAC amortization. Upon implementation of SOP 03-1, we reclassified bonus credits of $45.2 million from DAC to DSI, which are reported in other assets on the Consolidated Balance Sheets. Amortization of the DSI asset is reported as part of benefit expense. Prior period balance sheet and income statement line item presentation has been reclassified to conform to the new basis of presentation.

We previously reported excess DCA interest as benefit expense when the excess interest was earned under the contract. As required by SOP 03-1, during the first quarter of 2004, we began deferring excess DCA interest as DSI and amortizing this DSI as benefit expense over the expected life of the contract. Over the long run the same amount of excess DCA interest expense will emerge under SOP 03-1 as under our previous accounting method. However, due to the prospective treatment of new DSI, our net income was $7.9 million higher under SOP 03-1 in 2004 relative to the approach used in 2003. This pattern is expected to continue for near term financial reporting periods.

Universal Life Contracts. Our Life Insurance segment offers an array of individual and survivor-life universal life insurance products that contain features for which SOP 03-1 might apply. A review of the products and their features for possible SOP implications concluded that no additional reserves were necessary with the exception of the MoneyGuard(R) product. MoneyGuard(R) is a universal life insurance product with an acceleration of death benefit feature that provides convalescent care benefit payments when the insured becomes chronically ill. There is an optional extension of benefit rider available that will provide continuation of the convalescent care benefit payments once the total benefits from the base policy have been exhausted. The optional extended benefit payments can be for 2 years, 4 years, or the remaining life of the insured. Charges for the extension rider are deducted from the base policy account value and vary by the length of extension period selected. The adoption of SOP 03-1 in 2004 resulted in a charge recorded as a cumulative effect of accounting change of $4.2 million pre-tax ($2.7 million after-tax) for the extension of benefit feature in MoneyGuard(R).

FSP FAS 97-1 -- Situations in Which Paragraphs of FASB Statement No. 97 Permit or Require Accrual of an Unearned Revenue Liability.

In June 2004, the FASB issued FSP FAS 97-1 ("FSP 97-1"), which was effective for the third quarter of 2004. FSP 97-1 clarified that SOP 03-1 did not restrict the recording of a liability for unearned revenue as defined in accordance with paragraphs 17(b) and 20 of SFAS 97 to only those situations where profits are followed by expected losses. We implemented the requirements of FSP 97-1, and they did not have any effect on our results of operations.

FSP FAS 106-2 -- Accounting and Disclosure Requirements Related to the Medicare Prescription Drug Improvement and Modernization Act of 2003.

In May 2004, the FASB issued FSP FAS 106-2 ("FSP 106-2"), to provide accounting guidance related to the Medicare

The Lincoln National Life Insurance Company

2. Changes in Accounting Principles and Changes in Estimates (continued)

Prescription Drug Improvement and Modernization Act of 2003 ("the Medicare Act"), which became law in December 2003. The Medicare Act introduces a prescription drug benefit under Medicare, and a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. FSP 106-2 requires sponsors of a post-retirement health care plan that provides retiree prescription drug benefits to reflect the provisions of the Medicare Act in determining post-retirement benefit cost for the first annual or interim period starting after June 15, 2004. We completed our analysis and incorporated the provisions of the Medicare Act in determining other post-retirement benefit costs and the accumulated post-retirement benefit obligation in the third quarter of 2004. Implementation of FSP 106-2 did not have a material effect on our results of operations. For additional information, see Note 7. During 2005, we became eligible to receive the federal subsidy available under the Medicare Act, as the retiree prescription drug benefits included in our retiree medical benefit plan are at least actuarially equivalent to Medicare Part D.

Accounting for Modified Coinsurance.

During the fourth quarter of 2003, we implemented the FASB's Derivative Implementation Group Statement 133 Implementation Issue No. B36 ("DIG B36"). DIG B36 provides that the embedded derivatives included within Modco and CFW reinsurance agreements must be accounted for separately from the underlying reinsurance agreements. The effective date for our implementation of DIG B36 was the October 1, 2003 start date of the fourth quarter.

In 2003 we recorded a charge to net income as a cumulative effect of accounting change of $236.6 million after-tax ($363.9 million pre-tax), representing the fair value of the embedded derivatives included in various Modco and CFW reinsurance agreements. In conjunction with the cumulative effect of accounting change, we also recorded an increase in other comprehensive income of $222.8 million after-tax ($342.8 million pre-tax), relating to a release of the liability for unrealized investment gains on the underlying available-for-sale securities, which, prior to the implementation of DIG B36, had been accounted for as gains benefiting the reinsurance companies assuming the risks under the Modco and CFW reinsurance agreements. Concurrent with the initial recording of the embedded derivative associated with these reinsurance arrangements, we reclassified related available-for-sale securities to trading securities, resulting in a mark-to-market adjustment of $342.9 million pre-tax ($222.9 million after-tax). The net effect of these adjustments, at the time of implementing DIG B36, was a reduction of $21.1 million in net income and $13.8 million in shareholders' equity.

Effective with the fourth quarter of 2003, changes in the fair value of the embedded derivative flow through net income, as do changes in the fair value of the trading account securities. These adjustments do not net to zero in any one particular accounting period due to the fact that not all of the invested assets supporting these Modco and CFW reinsurance agreements were available-for-sale securities that could be reclassified to trading securities, and not all Modco and CFW reinsurance agreements have segregated portfolios of securities that can be classified as trading securities. However, it is important to note that these differences in net income will reverse over the term of the underlying Modco and CFW reinsurance agreements, reflecting the fact that the accounting for the embedded derivatives prescribed in DIG B36 changes the timing of the recognition of income under these Modco and CFW reinsurance agreements but does not change the total amount of earnings that will ultimately be reported over the life of these agreements.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
3. Investments

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                             Amortized Cost  Gains    Losses  Fair Value
                                             -------------- -------- -------  ----------
                                                            (in millions)
                                             -------------------------------------------
2005:
  Corporate bonds...........................   $24,189.6    $1,106.1 $(241.2) $25,054.5
  U.S. government bonds.....................       142.6        12.2      --      154.8
  Foreign government bonds..................       839.0        62.3    (2.9)     898.4
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........       453.2         4.5    (5.5)     452.2
    Collateralized mortgage obligations.....     2,982.1        25.0   (34.0)   2,973.1
    Commercial mortgage backed securities...     2,350.5        51.8   (20.8)   2,381.5
    Other asset-backed securities...........        98.8         3.4    (0.2)     102.0
  State and municipal bonds.................       123.1         3.5    (0.8)     125.8
  Redeemable preferred stocks...............        88.1        14.3      --      102.4
                                               ---------    -------- -------  ---------
     Total fixed maturity securities........    31,267.0     1,283.1  (305.4)  32,244.7
Equity securities...........................        94.9         6.5      --      101.4
                                               ---------    -------- -------  ---------
     Total..................................   $31,361.9    $1,289.6 $(305.4) $32,346.1
                                               =========    ======== =======  =========
2004:
  Corporate bonds...........................   $24,415.4    $1,660.9 $(108.3) $25,968.0
  U.S. government bonds.....................       151.6        11.1      --      162.7
  Foreign government bonds..................       884.6        61.9    (0.4)     946.1
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........       695.8         9.9    (1.0)     704.7
    Collateralized mortgage obligations.....     2,650.8        62.6    (8.2)   2,705.2
    Commercial mortgage backed securities...     2,347.4       111.8    (9.7)   2,449.5
    Other asset-backed securities...........       150.3         7.7    (0.5)     157.5
  State and municipal bonds.................       157.7         4.5    (0.6)     161.6
  Redeemable preferred stocks...............        61.2        15.0      --       76.2
                                               ---------    -------- -------  ---------
     Total fixed maturity securities........    31,514.8     1,945.4  (128.7)  33,331.5
Equity securities...........................       101.2        12.5      --      113.7
                                               ---------    -------- -------  ---------
     Total..................................   $31,616.0    $1,957.9 $(128.7) $33,445.2
                                               =========    ======== =======  =========

Future maturities of fixed maturity securities available-for-sale are as follows:

                                             Amortized Cost Fair Value
                                             -------------- ----------
                                                   (in millions)
                                             -------------------------
           Due in one year or less..........   $   975.0    $   985.3
           Due after one year through five
            years...........................     5,956.0      6,096.2
           Due after five years through ten
            years...........................     9,293.6      9,546.6
           Due after ten years..............     9,157.8      9,707.8
                                               ---------    ---------
             Subtotal.......................    25,382.4     26,335.9
           Asset and mortgage-backed
            securities......................     5,884.6      5,908.8
                                               ---------    ---------
             Total..........................   $31,267.0    $32,244.7
                                               =========    =========

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

The amortized cost and estimated fair value of investments in asset/mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

                                  Amortized Cost Fair Value
                                  -------------- ----------
                                        (in millions)
                         -        -------------------------
                       Below 5%..    $  162.5     $  159.5
                       5%-6%.....     2,508.3      2,481.7
                       6%-7%.....     1,898.8      1,903.5
                       Above 7%..     1,315.0      1,364.1
                                     --------     --------
                         Total...    $5,884.6     $5,908.8
                                     ========     ========

The Lincoln National Life Insurance Company

3. Investments (continued)


The quality ratings of fixed maturity securities available-for-sale are as follows:

               NAIC         Rating Agency      Estimated
            Designation Equivalent Designation Fair Value % of Total
            ----------- ---------------------- ---------- ----------
                                                   (in millions)
                                               --------------------
                 1        AAA / AA / A........ $19,264.5     59.7%
                 2        BBB.................  10,483.1     32.5%
                 3        BB..................   1,500.0      4.7%
                 4        B...................     758.2      2.4%
                 5        CCC and lower.......     161.6      0.5%
                 6        In or near default..      77.3      0.2%
                                               ---------    -----
                                               $32,244.7    100.0%
                                               =========    =====

The major categories of net investment income are as follows:

                                          2005     2004     2003
                          -             -------- -------- --------
                                              (in millions)
                                        --------------------------
              Fixed maturity securities
               available-for-sale...... $1,958.8 $1,932.3 $2,030.1
              Equity securities
               available-for-sale......      7.2      8.4      9.2
              Trading securities.......    176.1    173.3     41.2
              Mortgage loans on real
               estate..................    287.5    349.5    337.9
              Real estate..............     47.7     24.7     42.0
              Policy loans.............    117.9    119.2    122.5
              Invested cash............     46.1     20.6      5.3
              Other investments........     61.4     54.3     47.6
                                        -------- -------- --------
                Investment revenue.....  2,702.7  2,682.3  2,635.8
              Investment expense.......    110.4     89.1     95.7
                                        -------- -------- --------
                Net investment income.. $2,592.3 $2,593.2 $2,540.1
                                        ======== ======== ========

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements, consisted of the following:

                                                     2005     2004
                              -                    -------- --------
                                                     (in millions)
                                                   -----------------
            Corporate bonds....................... $2,282.1 $2,259.0
            U.S. government bonds.................    322.4    307.8
            Foreign government bonds..............     52.0     50.5
            Asset and mortgage-backed
             securities:
              Mortgage pass-through securities....     28.7     37.6
              Collateralized mortgage obligations.    113.2    103.1
              Commercial mortgage backed
               securities.........................    148.4    151.4
              Other asset-backed securities.......      8.6      9.3
            State and municipal bonds.............     18.8     18.8
            Redeemable preferred stocks...........      8.1      2.7
                                                   -------- --------
                Total fixed maturity securities...  2,982.3  2,940.2
            Equity securities.....................      2.2      2.3
                                                   -------- --------
                Total............................. $2,984.5 $2,942.5
                                                   ======== ========

The portion of the market adjustment for trading securities still held at December 31, 2005 and 2004 was a gain (loss) of $(70.4) million and $23.0 million, respectively.

The detail of the realized gain (loss) on investments is as follows:

                                               2005    2004    2003
                           -                  ------  ------  ------
                                                   (in millions)
                                              ----------------------
          Realized loss on investments and
           derivative instruments............ $(21.0) $(58.2) $(16.1)
          Gain on transfer of securities from
           available-for-sale to trading.....     --      --   342.9
          Gain (loss) on reinsurance
           embedded derivative/trading
           securities........................    4.7    (1.0)    4.0
          Gain on sale of subsidiaries/
           business..........................     --    14.1      --
                                              ------  ------  ------
          Total realized gain (loss) on
           investments....................... $(16.3) $(45.1) $330.8
                                              ======  ======  ======

The detail of the realized loss on investments and derivative instruments is as follows:

                                             2005     2004     2003
                          -                 ------  -------  -------
                                                  (in millions)
                                            ------------------------
           Fixed maturity securities
            available-for-sale
             Gross gain.................... $112.8  $ 107.6  $ 333.7
             Gross loss....................  (89.9)  (115.3)  (353.7)
           Equity securities
            available-for-sale
             Gross gain....................    7.8     18.7     25.4
             Gross loss....................     --     (0.7)    (4.4)
           Other investments...............   10.2      4.5     28.1
           Associated amortization of
            deferred acquisition costs and
            provision for policyholder
            commitments....................  (51.9)   (51.2)   (32.8)
           Investment expenses.............   (9.4)   (10.3)    (9.9)
                                            ------  -------  -------
           Total Investments...............  (20.4)   (46.7)   (13.6)
           Derivative instruments net of
            associated amortization of
            deferred acquisition costs.....   (0.6)   (11.5)    (2.5)
                                            ------  -------  -------
           Total investments and derivative
            instruments.................... $(21.0) $ (58.2) $ (16.1)
                                            ======  =======  =======

The Lincoln National Life Insurance Company

3. Investments (continued)


Provisions (credits) for write-downs and net changes in allowances for loss, which are included in the realized loss on investments and derivative instruments shown above, are as follows:

                                             2005   2004   2003
                            -               -----  -----  ------
                                                (in millions)
                                            --------------------
              Fixed maturity securities
               available-for-sale.......... $19.2  $67.2  $248.8
              Equity securities
               available-for-sale..........    --     --     3.4
              Mortgage loans on real estate  (6.0)  (2.0)    5.6
              Real estate..................    --     --     4.1
              Guarantees...................    --   (0.1)   (0.3)
                                            -----  -----  ------
                Total...................... $13.2  $65.1  $261.6
                                            =====  =====  ======

The change in unrealized appreciation (depreciation) on investments in fixed maturity and equity securities available-for-sale is as follows:

                                        2005    2004   2003
                            -         -------  -----  ------
                                          (in millions)
                                      ----------------------
                    Fixed maturity
                     securities...... $(839.0) $61.3  $190.8
                    Equity securities    (6.0)  (6.1)    7.6
                                      -------  -----  ------
                      Total.......... $(845.0) $55.2  $198.4
                                      =======  =====  ======

For total traded and private securities held by us at December 31, 2005 and 2004 that are in unrealized loss status, the fair value, amortized cost, unrealized loss and total time period that the security has been in an unrealized loss position are presented in the table below.

                                                            % Fair Amortized % Amortized Unrealized % Unrealized
                                                 Fair Value Value    Cost       Cost        Loss        Loss
                                                 ---------- ------ --------- ----------- ---------- ------------
                                                                          (in millions)
                                                 --------------------------------------------------------------
2005
(less or =) 90 days............................. $ 3,006.1   27.6% $ 3,039.3     27.1%    $ (33.2)      10.9%
(greater than) 90 days but (less or =) 180 days.   5,152.3   47.4%   5,257.4     47.1%     (105.1)      34.4%
(greater than) 180 days but (less or =) 270 days     373.5    3.4%     383.9      3.4%      (10.4)       3.4%
(greater than) 270 days but (less or =) 1 year..     788.4    7.2%     822.0      7.3%      (33.6)      11.0%
(greater than) 1 year...........................   1,570.3   14.4%   1,693.4     15.1%     (123.1)      40.3%
                                                 ---------  -----  ---------    -----     -------      -----
  Total......................................... $10,890.6  100.0% $11,196.0    100.0%    $(305.4)     100.0%
                                                 =========  =====  =========    =====     =======      =====
2004
(less or =) 90 days............................. $ 2,263.8   45.1% $ 2,280.0     44.3%    $ (16.2)      12.6%
(greater than) 90 days but (less or =) 180 days.     338.1    6.7%     344.8      6.7%       (6.7)       5.2%
(greater than) 180 days but (less or =) 270 days   1,099.6   21.9%   1,127.9     21.9%      (28.3)      22.0%
(greater than) 270 days but (less or =) 1 year..     187.1    3.7%     191.8      3.7%       (4.7)       3.7%
(greater than) 1 year...........................   1,133.9   22.6%   1,206.7     23.4%      (72.8)      56.5%
                                                 ---------  -----  ---------    -----     -------      -----
  Total......................................... $ 5,022.5  100.0% $ 5,151.2    100.0%    $(128.7)     100.0%
                                                 =========  =====  =========    =====     =======      =====

The Lincoln National Life Insurance Company

3. Investments (continued)


For fixed maturity and equity securities available-for-sale with unrealized losses as of December 31, 2005 and 2004, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous loss position are summarized as follows:

                                                  Less Than
                                             or Equal to Twelve Months Greater Than Twelve Months        Total
                                             ------------------------  -------------------------  -------------------
                                                           Gross                      Gross                   Gross
                                             Carrying    Unrealized    Carrying     Unrealized    Carrying  Unrealized
                                              Value        Losses       Value         Losses       Value      Losses
                                             --------    ----------    --------     ----------    --------- ----------
                                                                    (in millions)
                                             ------------------------------------------------------------------------
2005:
  Corporate bonds........................... $6,300.1     $(131.9)     $1,235.2      $(109.3)     $ 7,535.3  $(241.2)
  U.S. government bonds.....................       --          --            --           --             --       --
  Foreign government bonds..................    168.7        (2.9)         38.6           --          207.3     (2.9)
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........    319.8        (3.8)         38.8         (1.7)         358.6     (5.5)
    Collateralized mortgage obligations.....  1,589.0       (27.2)        145.0         (6.8)       1,734.0    (34.0)
    Commercial mortgage backed securities...    887.7       (15.9)         99.8         (4.9)         987.5    (20.8)
    Other asset-backed securities...........     23.1        (0.2)           --           --           23.1     (0.2)
  State and municipal bonds.................     30.8        (0.4)         12.9         (0.4)          43.7     (0.8)
  Redeemable preferred stocks...............      0.9          --            --           --            0.9       --
                                              --------    -------        --------    -------      ---------  -------
     Total fixed maturity securities........  9,320.1      (182.3)      1,570.3       (123.1)      10,890.4   (305.4)
Equity securities...........................      0.2          --            --           --            0.2       --
                                              --------    -------        --------    -------      ---------  -------
     Total.................................. $9,320.3     $(182.3)     $1,570.3      $(123.1)     $10,890.6  $(305.4)
                                              ========    =======        ========    =======      =========  =======
2004:
  Corporate bonds........................... $2,776.8     $ (45.8)     $  970.4      $ (62.5)     $ 3,747.2  $(108.3)
  U.S. government bonds.....................       --          --            --           --             --       --
  Foreign government bonds..................     31.9        (0.4)          0.6           --           32.5     (0.4)
  Asset and mortgage-backed securities:                                                                  --       --
    Mortgage pass-through securities........    356.0        (0.9)          8.3         (0.1)         364.3     (1.0)
    Collateralized mortgage obligations.....    473.9        (5.9)         44.5         (2.3)         518.4     (8.2)
    Commercial mortgage backed securities...    215.3        (2.3)         96.6         (7.4)         311.9     (9.7)
    Other asset-backed securities...........     10.5        (0.5)           --           --           10.5     (0.5)
  State and municipal bonds.................     24.2        (0.2)         13.3         (0.3)          37.5     (0.5)
  Redeemable preferred stocks...............       --          --           0.2         (0.1)           0.2     (0.1)
                                              --------    -------        --------    -------      ---------  -------
     Total fixed maturity securities........  3,888.6       (56.0)      1,133.9        (72.7)       5,022.5   (128.7)
Equity securities...........................       --          --            --           --             --       --
                                              --------    -------        --------    -------      ---------  -------
     Total.................................. $3,888.6     $ (56.0)     $1,133.9      $ (72.7)     $ 5,022.5  $(128.7)
                                              ========    =======        ========    =======      =========  =======

The Lincoln National Life Insurance Company

3. Investments (continued)


Securities available-for-sale that were deemed to have declines in fair value that were other than temporary were written down to fair value. The fixed maturity securities to which these write-downs apply were generally of investment grade at the time of purchase, but were subsequently downgraded by rating agencies to "below-investment grade." Factors we considered in determining whether declines in the fair value of fixed maturity securities are other than temporary include 1) the significance of the decline, 2) our ability and intent to retain the investment for a sufficient period of time for it to recover, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer. Based upon these factors, securities that have indications of potential impairment are subject to intensive review. Where such analysis results in a conclusion that declines in fair values are other than temporary, the security is written down to fair value. See Note 9 -- Fair Value of Financial Instruments to the Consolidated Financial Statements for a general discussion of the methodologies and assumptions used to determine estimated fair values.

The balance sheet captions, "Real Estate" and "Other Assets," which includes property and equipment, include accumulated depreciation as follows:

                                              2005   2004
                                             ------ ------
                                             (in millions)
                                             -------------
                      Real estate........... $ 25.6 $ 23.5
                      Property and equipment  204.7  182.6

Impaired mortgage loans along with the related allowance for losses are as follows:

                                                      2005   2004
                                                     -----  ------
                                                     (in millions)
                                                     -------------
            Impaired loans with allowance for losses $65.7  $ 84.0
            Allowance for losses....................  (9.2)  (15.5)
                                                     -----  ------
              Net impaired loans.................... $56.5  $ 68.5
                                                     =====  ======

We believe the allowance for losses is maintained at a level adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                             2005   2004   2003
                                            -----  -----  ------
                                                (in millions)
                                            --------------------
              Balance at beginning-of-year. $15.5  $17.5  $ 11.9
              Provisions for losses........   1.7    4.7    16.4
              Releases due to principal
               paydowns....................  (8.0)  (6.7)  (10.8)
                                            -----  -----  ------
                  Balance at end-of-year... $ 9.2  $15.5  $ 17.5
                                            =====  =====  ======

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                              2005   2004  2003
                                              ----- ------ -----
                                                (in millions)
                                              ------------------
               Average recorded investment in
                impaired loans............... $61.9 $100.7 $72.6
               Interest income recognized on
                impaired loans...............   4.8    9.1   8.1

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2005 and 2004, we had no mortgage loans on non-accrual status. As of December 31, 2005 and 2004, we had no mortgage loans past due 90 days and still accruing.

As of December 31, 2005 and 2004, we had restructured mortgage loans of $45.2 million and $69.5 million, respectively. We recorded $2.4 million and $3.6 million of interest income on these restructured mortgage loans in 2005 and 2004, respectively. Interest income in the amount of $3.8 million and $6.4 million would have been recorded on these mortgage loans according to their original terms in 2005 and 2004, respectively. As of December 31, 2005 and 2004, we had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2005, our investment commitments for fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate were $802.6 million. This includes $276.2 million of standby commitments to purchase real estate upon completion and leasing.

The carrying value of fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing totaled $66.7 million and $147.4 million at December 31, 2005 and 2004, respectively.

The Lincoln National Life Insurance Company

3. Investments (continued)


During 2003, we completed a securitization of commercial mortgage loans. In the aggregate, the loans had a fair value of $182.2 million and a carrying value of $167.3 million. We received $182.2 million from the trust for the sale of the loans. A recourse liability was not recorded since we are not obligated to repurchase any loans from the trust that may later become delinquent.

The transaction was hedged with interest rate swaps to lock in the value of the loans. We recorded a gain on the hedge of $7.8 million pre-tax and a realized gain on the sale of $14.9 million pre-tax resulting in a total gain of $22.7 million pre-tax. We did not retain an interest in the securitized assets.

--------------------------------------------------------------------------------
4. Federal Income Taxes


The Federal income tax expense (benefit) is as follows:

                                           2005   2004   2003
                                          ------ ------ ------
                                             (in millions)
                                          --------------------
                 Current................. $110.7 $ 97.7 $ 31.5
                 Deferred................  112.3   95.5  213.4
                                          ------ ------ ------
                     Total tax expense... $223.0 $193.2 $244.9
                                          ====== ====== ======

The effective tax rate on pre-tax income (loss) from continuing operations is lower than the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                              2005    2004    2003
                                             ------  ------  ------
                                                  (in millions)
                                             ----------------------
           Tax rate times pre-tax income.... $303.3  $271.6  $323.1
           Effect of:
             Tax-preferred investment
              income........................  (62.9)  (68.7)  (49.7)
             Tax credits....................  (14.2)  (13.9)  (19.1)
             Other..........................   (3.2)    4.2    (9.4)
                                             ------  ------  ------
               Provision for income taxes... $223.0  $193.2  $244.9
                                             ======  ======  ======
               Effective tax rate...........     26%     25%     27%

The Federal income tax liability is as follows:

                                                       2005   2004
                                                      ------ ------
                                                      (in millions)
                                                      -------------
            Current.................................. $ 77.2 $ 47.4
            Deferred.................................   24.0  102.2
                                                      ------ ------
                Total Federal income tax liability... $101.2 $149.6
                                                      ====== ======

Significant components of our deferred tax assets and liabilities are as follows:

                                                    2005     2004
                                                  -------- --------
                                                    (in millions)
                                                  -----------------
            Deferred tax assets:
            Insurance and investment contract
             liabilities......................... $1,206.0 $1,158.9
            Reinsurance deferred gain............    291.3    317.9
            Modco embedded derivative............     97.4    123.7
            Postretirement benefits other than
             pension.............................     15.0     17.0
            Compensation related.................    100.2     93.1
            Ceding commission asset..............     10.9     12.9
            Other................................     53.2     50.8
                                                  -------- --------
                Total deferred tax assets........  1,774.0  1,774.3
                                                  -------- --------
            Deferred tax liabilities:
            Deferred acquisition costs...........    997.8    721.3
            Net unrealized gain on securities
             available-for-sale..................    350.6    653.5
            Trading security gains...............     91.1    115.8
            Present value of business in-force...    259.6    286.7
            Other................................     98.9     99.2
                                                  -------- --------
                Total deferred tax liabilities...  1,798.0  1,876.5
                                                  -------- --------
                Net deferred tax liability....... $   24.0 $  102.2
                                                  ======== ========

We and our affiliates are part of a consolidated Federal income tax filing with LNC. Cash paid for Federal income taxes in 2005 and 2004 was $74.9 million and $56.4 million, respectively. Net cash received for Federal income taxes in 2003 was $77.9 million due to the carry back of 2002 tax losses.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2005 and 2004, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2005 and 2004.

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." On October 23, 2004, President Bush signed into law the "American Jobs Creation Act of 2004." Beginning January 1, 2005 through December 31, 2006, the additional tax imposed

The Lincoln National Life Insurance Company

4. Federal Income Taxes (continued)

on distributions from the special tax account, Policyholders' Surplus, is suspended. In addition, the statute provides that distributions made during the two-year suspension period will first reduce the Policyholders' Surplus account balance. Our 2005 dividend activity along with that of our insurance subsidiaries eliminated the account balance during the suspension period.

The LNC consolidated return group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). The IRS has examined tax years 1996, 1997 and 1998, with assessments resulting in a payment that was not material to the consolidated results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which the company continues to challenge. LNC believes this portion of the assessment is inconsistent with existing law, and is protesting it through the established IRS appeals process. LNC and its affiliates are currently under audit by the IRS for years 1999-2002. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition.

--------------------------------------------------------------------------------
5. Supplemental Financial Data


Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees", excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re, are as follows:

                                           2005     2004     2003
                                         -------  -------  -------
                                               (in millions)
                                         -------------------------
             Insurance assumed.......... $   1.0  $   0.3  $   1.0
             Insurance ceded............  (459.0)  (360.7)  (262.2)
                                         -------  -------  -------
               Net reinsurance premiums
                and fees................ $(458.0) $(360.4) $(261.2)
                                         =======  =======  =======

The income statement caption, "Benefits," is net of reinsurance recoveries of $0.7 billion for 2005 and $0.6 billion for 2004 and 2003.

A roll forward of the balance sheet account, "Deferred Acquisition Costs," is as follows:

                                                     2005      2004
                                                   --------  --------
                                                      (in millions)
                                                   ------------------
          Balance at beginning-of-year............ $2,854.1  $2,526.5
          Deferral................................    898.5     839.0
          Amortization............................   (413.1)   (411.7)
          Adjustment related to realized gains on
           securities available-for-sale..........    (48.5)    (45.7)
          Adjustment related to unrealized (gains)
           losses on securities
           available-for-sale.....................    313.1     (14.7)
          Cumulative effect of accounting
           change.................................       --     (39.3)
                                                   --------  --------
          Balance at end-of-year.................. $3,604.1  $2,854.1
                                                   ========  ========

Realized losses on investments and derivative instruments on the Consolidated Statements of Income for the year ended December 31, 2005, 2004 and 2003 are net of amounts amortized against DAC of $48.5 million, $45.7 million and $50.2 million, respectively. In addition, realized gains and losses for the year ended December 31, 2005, 2004 and 2003 are net of adjustments made to policyholder reserves of $(2.3) million, $(1.5) million and $18.0 million, respectively. We have either a contractual obligation or a consistent historical practice of making allocations of investment gains or losses to certain policyholders and to certain reinsurance arrangements.

A rollforward of deferred sales inducements, included in other assets on the Consolidated Balance Sheet, is as follows:

                                                2005    2004   2003
                                               ------  -----  -----
                                                   (in millions)
                                               --------------------
            Balance at beginning-of-year...... $ 85.5  $45.2  $31.1
              Capitalized.....................   59.5   50.2   19.2
              Amortization....................  (15.6)  (9.5)  (5.1)
              Cumulative effect of accounting
               change.........................     --   (0.4)    --
                                               ------  -----  -----
              Balance at end-of-year.......... $129.4  $85.5  $45.2
                                               ======  =====  =====

Details underlying the income statement caption, "Underwriting, Acquisition, Insurance and Other Expenses," are as follows:

                                         2005      2004      2003
                                       --------  --------  --------
                                               (in millions)
                                       ----------------------------
            Commissions............... $  782.7  $  695.2  $  572.3
            Other volume related
             expenses.................    500.6     435.0     328.4
            Operating and
             administrative expenses..    570.3     585.7     624.4
            Deferred acquisition costs
             net of amortization......   (485.4)   (427.3)   (360.6)
            Other intangibles
             amortization.............     77.3     102.2      90.9
            Taxes, licenses and fees..     82.3      85.4      96.8
            Restructuring charges.....     29.7      18.4      45.5
                                       --------  --------  --------
              Total................... $1,557.5  $1,494.6  $1,397.7
                                       ========  ========  ========

The carrying amount of goodwill by reportable segment as of December 31, is as follows:

                                                2005   2004
                                               ------ ------
                                               (in millions)
                                               -------------
                    Life Insurance Segment.... $855.1 $855.1
                    Lincoln Retirement Segment   64.1   64.1
                                               ------ ------
                      Total................... $919.2 $919.2
                                               ====== ======

The Lincoln National Life Insurance Company

5. Supplemental Financial Data (continued)


For intangible assets subject to amortization, the total gross carrying amount and accumulated amortization in total and for each major intangible asset class by segment are as follows:

                                           As of             As of
                                      December 31, 2005 December 31, 2004
                                      ----------------  ----------------
                                                Accumu-           Accumu-
                                       Gross     lated   Gross     lated
                                      Carrying  Amorti- Carrying  Amorti-
                                       Amount   zation   Amount   zation
                      -               --------  ------- --------  -------
                                                (in millions)
                      -               ---------------------------------
         Amortized Intangible
          Assets:
           Present value of in-force
             Lincoln Retirement
              Segment................ $  225.0  $149.0  $  225.0  $132.4
             Life Insurance
              Segment................  1,254.2   588.4   1,254.2   527.7
                                      --------  ------  --------  ------
         Total....................... $1,479.2  $737.4  $1,479.2  $660.1
                                      ========  ======  ========  ======

Future estimated amortization of other intangible assets is as follows (in millions):

                    2006-$71.7 2007-$66.5       2008-$ 67.6
                    2009-$64.2 2010-$63.1 Thereafter-$408.7

A reconciliation of the present value of insurance business acquired included in other intangible assets is as follows:

                                                     2005     2004
                                                   -------  -------
                                                     (in millions)
                                                   ----------------
           Balance at beginning of year........... $ 819.1  $ 921.8
           Interest accrued on unamortized balance
            (Interest rates range from 5% to
            7%)...................................    43.6     49.9
           Amortization...........................  (120.9)  (152.6)
                                                   -------  -------
               Balance at end-of-year............. $ 741.8  $ 819.1
                                                   =======  =======

Details underlying the balance sheet caption, "Contractholder Funds," are as follows:

                                             2005      2004
                                           --------- ---------
                                              (in millions)
                                           -------------------
                 Premium deposit funds.... $21,754.9 $22,267.3
                 Undistributed earnings on
                  participating business..     111.2     145.3
                 Other....................     746.2     714.0
                                           --------- ---------
                   Total.................. $22,612.3 $23,126.6
                                           ========= =========

Details underlying the balance sheet captions related of short-term debt and long-term debt are as follows:

                                                   2005     2004
                                                 -------- --------
                                                   (in millions)
                                                 -----------------
             Short-term debt.................... $   33.9 $   32.1
                                                 ======== ========
             Long-term debt:
             Surplus notes due Lincoln National
              Corporation:
                 6.56% surplus note, due 2028... $  500.0 $  500.0
                 6.03% surplus note, due 2028...    750.0    750.0
                                                 -------- --------
             Total Surplus Notes................  1,250.0  1,250.0
             Mortgage loans on investment real
              estate............................       --     47.2
                                                 -------- --------
               Total long-term debt............. $1,250.0 $1,297.2
                                                 ======== ========

The short-term debt represents short-term notes payable to LNC.

We issued a surplus note of $500 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in December 1998. This note calls for us to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

Cash paid for interest on both the short-term debt and the surplus notes for 2005 was $59.4 million, $78.8 million and $79.3 million for 2005, 2004 and 2003, respectively.

The Lincoln National Life Insurance Company

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------
6. Insurance Benefit Reserves


We issue variable contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GMDB, GMWB and GIB. The GMDB features include those where we contractually guarantee to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals,
(b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any partial withdrawals following the contract anniversary.

The following table provides information on the GMDB features outstanding at December 31, 2005 and 2004. (Note that our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) The net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

                                                        2005         2004
                                                        -----        -----
                                                       In Event of Death
                                                       ----------------
                                                       (dollars in billions)
                                                       ----------------
           Return of net deposit
             Account value............................ $31.9        $28.4
             Net amount at risk.......................   0.1          0.2
             Average attained age of
              contractholders.........................    53           52
           Return of net deposits plus a minimum
            return
             Account value............................ $ 0.3        $ 0.3
             Net amount at risk.......................    --           --
             Average attained age of
              contractholders.........................    66           65
             Guaranteed minimum return................     5%           5%
           Highest specified anniversary account value
            minus withdrawals post anniversary
             Account value............................ $18.8        $15.6
             Net amount at risk.......................   0.3          0.6
             Average attained age of
              contractholders.........................    63           62

Approximately $8.2 billion and $4.2 billion of separate account values at December 31, 2005 and 2004 were attributable to variable annuities with a GMWB feature. This GMWB feature offers the contractholder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contractholder to step up the guarantee. GMWB features are considered to be derivatives under SFAS 133 resulting in the related liabilities being recognized at fair value, with changes in fair value being reported in net income.

At December 31, 2005, we had approximately $1.6 billion of separate account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

Separate account balances attributable to variable annuity contracts with guarantees are as follows:

                                                        2005   2004
                                                       -----  -----
                                                       (in billions)
                                                       ------------
            Asset Type
              Domestic equity......................... $32.2  $27.6
              International equity....................   4.2    3.2
              Bonds...................................   5.1    4.2
                                                       -----  -----
                Total.................................  41.5   35.0
              Money market............................   4.0    3.3
                                                       -----  -----
                Total................................. $45.5  $38.3
                                                       =====  =====
            Percent of total variable annuity separate
             account values...........................    96%    95%
                                                       =====  =====

The determination of the GMDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following summarizes the liabilities (asset) for guarantees on variable contracts reflected in the general account:

                                                          GMDB
                                                      2005    2004
                                                     ------  ------
                                                      (in millions)
                                                     --------------
           Total:
             Balance at January 1................... $ 18.2  $ 46.4
             Cumulative effect of implementation of
              SOP 03-1..............................     --    (9.7)
             Changes in reserves....................    9.4    (2.1)
             Benefits paid..........................  (12.8)  (16.4)
                                                     ------  ------
             Balance at December 31................. $ 14.8  $ 18.2
                                                     ======  ======
           Ceded:
             Balance at January 1................... $(18.0) $ (3.5)
             Cumulative effect of implementation of
              SOP 03-1..............................     --     1.7
             Changes in reserves....................   (9.0)  (23.2)
             Benefits paid..........................   12.6     7.0
                                                     ------  ------
             Balance at December 31................. $(14.4) $(18.0)
                                                     ======  ======
           Net:
             Balance at January 1                    $  0.2  $ 42.9
             Cumulative effect of implementation of
              SOP 03-1..............................     --    (8.0)
             Changes in reserves....................    0.4   (25.3)
             Benefits paid..........................   (0.2)   (9.4)
                                                     ------  ------
             Balance at December 31................. $  0.4  $  0.2
                                                     ======  ======

The Lincoln National Life Insurance Company

6. Insurance Benefit Reserves (continued)


The offset to the benefit reserve amounts above are reflected in benefits in the Consolidated Statements of Income. Effective July 1, 2003, we entered into an Automatic Indemnity Reinsurance Agreement with Lincoln National Reinsurance Company (Barbados) Limited ("LNR Barbados"), a wholly-owned subsidiary of LNC. Under this agreement, we ceded a portion of our GMDB and all of our GMWB risks to LNR Barbados. The treaty was amended in 2004 to cede substantially all GMDB risk to LNR Barbados. At the time of the amendment, we transferred our existing remaining GMDB reserves ($36 million) to LNR Barbados. In addition to the reserve transfer, we paid premiums to LNR Barbados totaling $109.4 million and $54.3 million in 2005 and 2004, respectively, related to this agreement. These reinsurance premiums are reflected as an offset in insurance premiums in the Consolidated Statements of Income.

Also included in benefits are the results of the hedging program, which included losses of $2.9 million and $19.3 million for GMDB in 2005 and 2004, respectively. We implemented a hedging strategy designed to mitigate the income statement volatility caused by changes in the equity markets, interest rates, and volatility associated with GMWB and the various GMDB features. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivative of the GMWB or changes in the reserve for GMDB contracts subject to the hedging strategy. While we actively manage our hedge positions, these hedge positions may not be totally effective to offset changes in the embedded derivative due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, policyholder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments, or our ability to purchase hedging instruments at prices consistent with its desired risk and return trade-off.

--------------------------------------------------------------------------------
7. Benefit Plans


Pension and Other Post-retirement Benefit Plans -- U.S.

LNC maintains funded defined benefit pension plans for most of its U.S. employees (including those of LNL), and prior to January 1, 1995, most full-time agents (including those of LNL). Effective January 1, 2002, the employees' pension plan has a cash balance formula. Employees retiring before 2012 will have their benefits calculated under both the old and new formulas and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive benefits under the amended plan. Benefits under the old employees' plan are based on total years of service and the highest 60 months of compensations during the last 10 years of employment. Under the amended plan, employees have guaranteed account balances that grow with pay and interest credits each year. All benefits applicable to the defined benefit plan for agents were frozen as of December 31, 1994. The plans are funded by contributions to tax-exempt trusts. The funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents (including those of LNL): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans.

The supplemental retirement plans provide defined benefit pension benefits in excess of limits imposed by Federal tax law.

The salary continuation plan provides certain of our officers defined pension benefits based on years of service and final monthly salary upon death or retirement.

The supplemental executive retirement plan provides defined pension benefits for certain executives who became our employees as a result of the acquisition of a block of individual life insurance and annuity business, and benefits under this plan were frozen effective January 1, 2000. A second supplemental executive retirement plan was established for this same group of executives to guarantee that the total benefit payable under the LNC employees' defined benefit pension plan benefit formula will be determined using an average compensation not less than the minimum three-year average compensation as of a certain period. All benefits payable from this plan are reduced by benefits payable from the LNC employees' defined benefit pension plan.

LNC also sponsors unfunded plans that provide post-retirement medical, dental and life insurance benefits to full-time U.S. employees and agents who, depending on the plan, have worked for LNC 10 years and attained age 55 for employees and 60 for agents (including those of LNL). Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' post-retirement plan was changed such that employees and agents not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. Life insurance benefits for retirees are noncontributory for employees and agents that attain the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age
70. Effective July 1, 1999, the agents' post-retirement plan was changed to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' post-retirement plan was changed to require employees not yet age 50 with five years of

The Lincoln National Life Insurance Company

7. Benefit Plans (continued)

service by the end of 2001 to pay the full medical and dental premium cost when they retire.

The Medicare Act became law in 2003. Beginning in 2006, the Medicare Act provides various alternatives that could result in an offset to some portion of the costs of prescription drug benefits provided to retirees. In January 2004, the staff of the FASB issued Financial Staff Position No. FAS 106-1, which permits a sponsor of a post-retirement health care plan that provides retiree prescription drug benefits to make a one-time election to defer accounting for the effects of the Medicare Act. We elected to defer accounting for the effects of the Medicare Act. Accordingly, the measures of accumulated post-retirement benefit obligation and periodic post-retirement benefit cost in LNC's 2003 financial statements do not reflect the effects of the Medicare Act.

In May 2004, the staff of the FASB issued FSP 106-2, which requires sponsors of a post-retirement health care plan that provides retiree prescription drug benefits to reflect the provisions of the Medicare Act in determining post-retirement benefit cost for the first annual or interim period starting after June 15, 2004. We completed our analysis and incorporated the provisions of the Medicare Act in determining other post-retirement benefit costs and the accumulated post-retirement benefit obligation in 2004. The implementation did not have a material effect on our results of operations.

Obligations, Funded Status and Assumptions

Information with respect to LNC's defined benefit plan asset activity and defined benefit plan obligations as it relates to our employees is as follows:

                                                  Pension Benefits Other Post-Retirement Benefits
                                                  --------------   -----------------------------
                                                   2005     2004    2005            2004
                                                  ------   ------      ------         ------
                                                           (in millions)
                                                  ---------------------------------------------
Change in plan assets:
  Fair value of plan assets at beginning-of-year. $479.5   $436.9  $   --          $   --
  Transfers of assets............................   (0.3)     1.2      --              --
  Actual return on plan assets...................   30.4     46.8      --              --
  Company contributions..........................   16.9     32.7     8.0             6.5
  Administrative expenses........................   (2.1)    (2.0)     --              --
  Benefits paid..................................  (40.4)   (36.1)   (8.0)           (6.5)
                                                  ------   ------      ------         ------
    Fair value of plan assets at end-of-year..... $484.0   $479.5  $   --          $   --
                                                  ======   ======      ======         ======
Change in benefit obligation:
  Benefit obligation at beginning-of-year........ $492.9   $449.9  $ 82.9          $ 79.1
  Transfers of benefit obligations...............   (0.6)     1.2      --              --
  Medicare Part D Subsidy........................     --       --      --            (5.1)
  Service cost...................................   17.2     16.7     1.7             1.7
  Interest cost..................................   28.8     28.5     4.8             4.6
  Plan participants' contributions...............     --       --     2.6             1.4
  Special termination benefits...................     --      0.1      --              --
  Actuarial losses...............................   24.6     32.6     6.9             7.7
  Benefits paid..................................  (40.4)   (36.1)   (8.0)           (6.5)
                                                  ------   ------      ------         ------
    Benefit obligation at end-of-year............ $522.5   $492.9  $ 90.9          $ 82.9
                                                  ======   ======      ======         ======
  Underfunded status of the plans................ $(38.5)  $(13.4) $(90.9)         $(82.9)
  Unrecognized net actuarial (gains) losses......   92.3     60.3     7.9             1.5
  Unrecognized prior negative service cost.......  (13.0)   (14.9)     --              --
                                                  ------   ------      ------         ------
    Prepaid (accrued) benefit cost............... $ 40.8   $ 32.0  $(83.0)         $(81.4)
                                                  ======   ======      ======         ======
Weighted-average assumptions as of December 31:
  Weighted-average discount rate.................   5.75%    6.00%   5.75%           6.00%
  Expected return on plan assets.................   8.25%    8.25%     --              --
Rate of increase in compensation:
  Salary continuation plan.......................   4.00%    4.00%     --              --
  All other plans................................   4.00%    4.00%   4.00%           4.00%

We use December 31 as the measurement date for our pension and post-retirement plans.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the target plan allocations. This assumption is reevaluated at an interim date each plan year. The calculation of the accumulated post-retirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) of 13.0% for 2005. It further assumes the rate will gradually

The Lincoln National Life Insurance Company

7. Benefit Plans (continued)

decrease to 5.0% by 2016 and remain at that level in future periods. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated post-retirement benefits obligation as of December 31, 2005 and 2004 by $6.8 million and $5.6 million, respectively. The aggregate of the estimated service and interest cost components of net periodic post-retirement benefits cost for the year ended December 31, 2005 and 2004 would increase by $0.4 million and $0.5 million, respectively.

Information for pension plans with accumulated benefit obligations in excess of plan assets is as follows:

                                                 2005    2004
                                                 -----  ------
                                                 (in millions)
                                                 ------------
                  Accumulated benefit obligation $52.9  $135.5
                  Projected benefit obligation..  53.9   136.3
                  Fair value of plan assets.....    --    81.8

                                                          2005   2004
                                                          ----   -----
                                                          (in millions)
                                                          -------------
            Increase (decrease) in minimum pension
             liability adjustment included in other
             comprehensive income (after-tax)............ $7.1   $ 3.7

                                                          2005   2004
                                                          ----   -----
                                                          (in millions)
                                                          -------------
            Minimum pension liability adjustment included
             in accumulated other comprehensive income
             (after-tax)................................. $5.9   $13.0

Components of Net Periodic Pension Cost

The components of net defined benefit pension plan and post-retirement benefit plan expense are as follows:

                                           Pension Benefits     Other Postretirement Benefits
                                        ----------------------  ----------------------------
                                         2005    2004    2003   2005      2004       2003
                                        ------  ------  ------  ----       -----     -----
                                                      (in millions)
                                        ----------------------------------------------------
Service cost........................... $ 17.6  $ 17.2  $ 19.4  $1.7     $ 1.7      $ 1.4
Interest cost..........................   28.8    28.5    27.2   4.8       4.6        5.0
Expected return on plan assets.........  (37.9)  (35.2)  (27.7)   --        --         --
Amortization of prior service cost.....   (1.9)   (2.2)   (2.2)   --        --         --
Recognized net actuarial (gains) losses    1.7     0.7     5.7   0.6      (0.8)      (0.2)
                                        ------  ------  ------    ----     -----     -----
Net periodic benefit expense........... $  8.3  $  9.0  $ 22.4  $7.1     $ 5.5      $ 6.2
                                        ======  ======  ======    ====     =====     =====

We maintain a defined contribution plan for our U.S. insurance agents. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, we assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees. Contributions for this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain of our highly compensated agents. The combined pre-tax expenses for these plans amounted to $3.2 million, $3.0 million, and $3.7 million in 2005, 2004 and 2003, respectively. These expenses reflect both our contribution as well as changes in the measurement of our liabilities under these plans.

Plan Assets

Defined benefit pension plan assets allocations at December 31, 2005 and 2004, by asset category are as follows:

                                                2005 2004
                                                ---- ----
                      Asset Category
                      Equity securities........  64%  64%
                      Fixed income securities..  34%  32%
                      Real estate..............   1%   1%
                      Cash and cash equivalents   1%   3%
                                                ---- ----
                        Total.................. 100% 100%
                                                ==== ====

The primary investment objective of the defined benefit pension plan is for capital appreciation and income growth, with an emphasis on avoiding undue risk. A secondary objective is for current income. Investments can be made using the following asset classes: both domestic and international equity and fixed income securities, real estate, guaranteed products, venture capital, oil and gas and other asset classes the investment managers deem prudent. A five-year time horizon is utilized, as there are inevitably short-run fluctuations, which will cause variations in investment performance.

The Lincoln National Life Insurance Company

7. Benefit Plans (continued)

Each managed fund is expected to rank in the upper 50% of similar funds over the three and/or five year periods. Managers not meeting criteria will be subject to additional due diligence review and possible termination. The following short-term ranges have been established for weightings in the various asset categories:

                                                     Weighting Range
                                                     ---------------
              Asset Category
                Cash................................          0-20%
                Guaranteed Products.................          0-20%
                Fixed Income........................         20-80%
                  Long-term......................... 0-10%
                  High-Yield........................ 0-10%
                  International/Emerging Markets*... 0-10%
                Real Estate.........................          0-20%
                Equities............................         20-80%
                  Small-cap......................... 0-20%
                  International*.................... 0-20%
                  Emerging Markets*................. 0-10%
                Other...............................          0-20%
                Total International**...............          0-25%

--------
The total of domestic cash, domestic fixed income, and domestic equities shall not be less than 50%.
 * Currency exposure can be hedged up to 100%
** International/Emerging Markets-Fixed Income and Equities

Within the broad ranges provided above, current target asset weightings are as follows: 64% equities, 35% fixed income, including real estate, and 1% cash. The performance of the plan and the managed funds are monitored on a quarterly basis relative to the plan's objectives. The performance of the managed fund is measured against the following indices: S&P 500, EAFE, Russell 2000, NAREIT, Lehman US Universal and Salomon (Citigroup) 90-day T-Bill. The investment policy is reviewed on an annual basis.

The plan assets are principally managed by LNC's Investment Management segment.

Plan Cash Flows

LNC expects to contribute between $0 and $19 million to the defined benefit pension plans in 2006. In addition, we expect to fund approximately the following amounts for benefit payments for unfunded non-qualified U.S. defined benefit plans:

                                   Post Retirement Plans
                   -----------------------------------------------------
                                      Reflecting          Not Reflecting
                   Non-Qualified U.S.  Medicare  Medicare    Medicare
                    Defined Benefit     Part D    Part D      Part D
                      Pension Plan     Subsidy   Subsidy     Subsidy
                   ------------------ ---------- -------- --------------
                                       (in millions)
                   -----------------------------------------------------
        Year
        2006......       $ 4.2          $ 5.9     $(0.5)      $ 6.4
        2007......         4.9            5.4      (0.5)        5.9
        2008......         5.6            5.6      (0.5)        6.1
        2009......         5.7            5.8      (0.5)        6.3
        2010......         4.8            6.0      (0.6)        6.6
        Thereafter        35.2           31.5      (3.9)       35.4

401(k).
LNC sponsors contributory defined contribution plans (401(k) plans) for eligible U.S. employees and agents (including those of LNL). Our contributions to the 401(k) plans for our employees and agents are equal to a participant's pre-tax contribution, not to exceed 6% of base pay, multiplied by a percentage, ranging from 50% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors. Our expense for the 401(k) plan amounted to $25.2 million, $25.2 million, and $22.9 million in 2005, 2004 and 2003, respectively.

Deferred Compensation Plans.
LNC sponsors contributory deferred compensation plans for certain U.S. employees and agents including those of LNL who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a variety of alternative measures for purposes of calculating the investment return considered attributable to their deferral. Under the terms of these plans, we agree to pay out amounts based upon the alternative measure selected by the participant. Plan participants who are

The Lincoln National Life Insurance Company

7. Benefit Plans (continued)

also participants in a LNC 401(k) plan and who have reached the contribution limit for that plan may also elect to defer the additional amounts into the deferred compensation plan. We make matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of our contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense for these plans amounted to $11.3 million, $6.8 million, and $17.0 million in 2005, 2004 and 2003, respectively. These expenses reflect both our employer matching contributions of $3.1 million, $2.1 million and $2.4 million, as well as changes in the measurement of our liabilities net of LNC's total return swap under these plans of $8.2 million, $4.7 million and $14.6 million for 2005, 2004 and 2003, respectively.

Our total liabilities associated with these plans were $138.4 million and $126.1 million at December 31, 2005 and 2004, respectively.

Stock-Based Incentive Compensation Plans.
LNC has various incentive plans for employees, agents and directors of LNC and its subsidiaries (including employees, agents and directors of LNL) that provide for the issuance of stock options, stock incentive awards, stock appreciation rights, and restricted stock awards. Prior to 2003, these plans were comprised primarily of stock option incentive plans.

Effective January 1, 2003, LNC's stock-based employee compensation plan was revised to provide for performance vesting, and to provide for awards that may be paid out in a combination of stock options, performance shares of LNC stock and cash. This plan replaced the LNC stock option plan. Awards under this plan for 2005 consisted of 23,791 10-year LNC stock options, 247,487 performance share units that could result in the issuance of LNC shares, and cash awards. As of December 31, 2005, 158,261 stock options and 826,919 performance share units of these awards were outstanding. The performance measures that must be met for vesting to occur are established at the beginning of the three-year performance period. Certain participants in the plan will select from seven different combinations of stock options, performance shares and or cash in determining the form of their award. Other participants will have their award paid in performance shares.

Our total compensation expense under LNC's incentive plans involving performance vesting for 2005 was $0.5 million relating to stock options, $14.2 million relating to performance shares, and $0.9 million relating to cash awards. Our total compensation expense under LNC's incentive plans involving performance vesting for 2004 was $0.6 million relating to stock options, $11.2 million relating to performance shares, and $0.7 million relating to cash awards. The amount of stock option expense for the performance vesting awards is included in our total stock option expense discussed below. All expense calculations for performance vesting stock options, performance shares, and performance vesting cash awards that were granted in 2005 and 2004 have been based upon the current assumption that the actual performance achievement over the three-year performance measurement period will result in target levels of long-term incentive compensation payouts. As the three-year performance period progresses, LNC will continue to refine its estimate of the expense associated with these awards so that by the end of the three-year performance period, our cumulative expense will reflect the actual level of awards that vest.

Stock options awarded under the stock option incentive plans in effect prior to 2003 were granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire 10 years from the date of grant. Such options are transferable only upon death. Options become exercisable in 25% increments over the four-year period following the option grant anniversary date. A "reload option" feature was added on May 14, 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%. The reload feature is not available for options granted after 2002.

Information with respect to stock options granted to our employees and agents that were outstanding at December 31, 2005 is as follows:

                   Options Outstanding                            Options Exercisable
----------------------------------------------------------  -------------------------------
             Number     Weighted-Average                        Number
Range of Outstanding at    Remaining                        Exercisable at
Exercise  December 31,  Contractual Life Weighted-Average    December 31,  Weighted-Average
 Prices       2005          (Years)       Exercise Price         2005       Exercise Price
----------------------------------------------------------  -------------------------------
$21-$30      413,489          4.57            $25.39            294,419         $25.51
 31- 40      348,906          2.78             38.23            341,912          38.32
 41- 50    1,436,147          4.01             44.65          1,300,614          44.32
 51- 60    1,760,345          4.55             51.37          1,603,733          51.30
-------    ---------                                          ---------
$21-$60    3,958,887                                          3,540,678
=======    =========                                          =========

The Lincoln National Life Insurance Company

7. Benefit Plans (continued)


The option price assumptions used for grants to our employees and agents were as follows:

                                                      2005   2004   2003
                                                     -----  -----  -----
      Dividend yield................................   3.0%   3.0%   5.0%
      Expected volatility...........................  26.5%  28.7%  39.8%
      Risk-free interest rate.......................   4.2%   2.7%   2.2%
      Expected life (in years)......................   4.0    3.6    3.6
      Weighted-average fair value per option granted $9.80  $8.61  $5.55

Information with respect to the incentive plans involving stock options granted to our employees and agents is as follows:

                                        Options Outstanding      Options Exercisable
                                     ------------------------- ------------------------
                                                  Weighted-                Weighted-
                                                   Average                  Average
                                       Shares   Exercise Price  Shares   Exercise Price
                                     ---------  -------------- --------- --------------
  Balance at January 1, 2003........ 6,638,671      $41.39     4,035,327     $40.00
Granted-original....................   288,165       25.54
Granted-reloads.....................    13,696       35.28
Exercised (includes shares tendered)  (332,769)      24.22
Forfeited...........................  (540,328)      41.21
                                     ---------
  Balance at December 31, 2003...... 6,067,435      $41.57     4,681,490     $41.49
Granted-original....................    35,796       47.55
Granted-reloads.....................    43,681       45.54
Exercised (includes shares tendered)  (883,042)      46.97
Forfeited...........................  (306,745)      48.07
                                     ---------
  Balance at December 31, 2004...... 4,957,125      $43.39     4,234,305     $43.27
Granted-original....................    23,791       46.77
Granted-reloads.....................    65,033       49.77
Exercised (includes shares tendered)  (951,294)      36.22
Forfeited...........................  (135,768)      48.07
                                     ---------
  Balance at December 31, 2005...... 3,958,887      $45.06     3,540,678     $45.34
                                     =========

Total compensation expense for incentive plans involving stock options granted to our employees and agents, for 2005, 2004, and 2003 was $4.0 million, $6.8 million, and $13.9 million, respectively.

Stock Appreciation Rights Incentive Plan.
LNC has in place a stock appreciation right ("SAR") incentive program for our agents that do not meet the stringent definition of a common law employee. The SARs under this program are rights on LNC stock that are cash settled and become exercisable in 25% increments over the four year period following the SAR grant date. SARs are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire five years from the date of grant. Such SARs are transferable only upon death.

We recognize compensation expense for the SAR program based on the fair value method using an option-pricing model. Compensation expense and the related liability are recognized on a straight-line basis over the vesting period of the SARs. The SAR liability is marked-to-market through net income. This accounting treatment causes volatility in net income as a result of changes in the market value of LNC stock. We hedge this volatility by purchasing call options on LNC stock. Call options hedging vested SARs are also marked-to-market through net income. Total compensation expense recognized for the SAR program for 2005, 2004 and 2003 was $4.5 million, $6.2 million and $6.8 million, respectively. The mark-to-market gain recognized through net income on the call options on LNC stock for 2005, 2004 and 2003 was $2.8 million, $2.4 million and $.3 million, respectively. The SAR liability at December 31, 2005 and 2004 was $8.5 million and $9.4 million, respectively.

The Lincoln National Life Insurance Company

7. Benefit Plans (continued)


Information with respect to the LNC SARs incentive plan outstanding for our agents at December 31, 2005 is as follows:

                    SARs Outstanding                               SARs Exercisable
----------------------------------------------------------  -------------------------------
             Number     Weighted-Average                        Number
Range of Outstanding at    Remaining                        Exercisable at
Exercise  December 31,  Contractual Life Weighted-Average    December 31,  Weighted-Average
 Prices       2005          (Years)       Exercise Price         2005       Exercise Price
----------------------------------------------------------  -------------------------------
$20-$30      171,863          2.20            $25.11            54,014          $25.11
 31- 40        4,414          2.41             33.31             1,105           33.31
 41- 50      621,325          2.49             45.87           263,848           44.28
 51- 60      289,675          1.20             52.10           216,054           52.10
-------    ---------                                           -------
$20-$60    1,087,277                                           535,021
=======    =========                                           =======

The option price assumptions used for grants to our agents under the LNC SAR plan were as follows:

                                                     2005   2004   2003
                                                    -----  -----  -----
        Dividend yield.............................   3.3%   3.0%   4.6%
        Expected volatility........................  24.0%  25.0%  35.0%
        Risk-free interest rate....................   4.8%   3.1%   3.3%
        Expected life (in years)...................   5.0    5.0    5.0
        Weighted-average fair value per SAR granted $9.06  $8.98  $9.05

Information with respect to the LNC incentive plan involving SARs granted to our agents is as follows:

                                         SARs Outstanding         SARs Exercisable
                                     ------------------------- ----------------------
                                                  Weighted-              Weighted-
                                                   Average                Average
                                       Shares   Exercise Price Shares  Exercise Price
                                     ---------  -------------- ------- --------------
  Balance at January 1, 2003........ 1,382,248      $39.20     301,108     $32.06
Granted-original....................   326,650       25.28
Exercised (includes shares tendered)   (63,224)      24.72
Forfeited...........................   (46,150)      39.57
                                     ---------
  Balance at December 31, 2003...... 1,599,524      $36.92     597,892     $36.45
                                     ---------
Granted-original....................   190,250       47.58
Exercised (includes shares tendered)  (344,588)      28.32
Forfeited...........................  (153,686)      35.83
                                     ---------
  Balance at December 31, 2004...... 1,291,500      $40.90     629,991     $40.34
                                     ---------
Granted-original....................   230,600       46.73
Exercised (includes shares tendered)  (371,839)      34.14
Forfeited...........................   (62,984)      44.56
                                     ---------
  Balance at December 31, 2005...... 1,087,277      $44.20     535,021     $45.48
                                     =========

In addition to the stock-based incentives discussed above, LNC has awarded restricted shares of LNC stock, generally subject to a three-year vesting period, to our employees. Information with respect to LNC Restricted stock (non-vested stock) awarded to our employees from 2003 through 2005 was as follows:

                                                      2005    2004    2003
                                                     ------- ------- -------
   Restricted stock (number of shares)..............  71,725  68,730  10,910
   Weighted-average price per share at time of grant $ 45.75 $ 47.46 $ 31.41

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
8. Restrictions, Commitments and Contingencies


Statutory Information and Restrictions

Net income as determined in accordance with statutory accounting practices for us was $544 million, $310 million and $267 million for 2005, 2004 and 2003, respectively.

Statutory surplus as determined in accordance with statutory accounting practices for us was $3.2 billion and $3.0 billion for December 31, 2005 and 2004, respectively.

The state of Indiana has adopted certain prescribed accounting practices that differ from those found in NAIC statutory accounting practices and affect our reported statutory surplus. We utilize the Indiana universal life method to calculate reserves for universal life, which increased statutory surplus by $210 million and $272 million at December 31, 2005 and 2004, respectively. We also use a permitted valuation interest rate on certain annuities, which decreased statutory surplus by $15 million at both December 31, 2005 and 2004.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, we may pay dividends to LNC only from unassigned surplus, without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), or must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding twelve consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of (i) 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner or (ii) the insurer's statutory net gain from operations for the previous twelve months, but in no event to exceed statutory unassigned surplus. Indiana law gives Commissioner broad discretion to disapprove requests for dividends in excess of these limits.

We paid dividends of $200 million and $150 million to LNC during 2005 and 2004, respectively, which did not require prior approval of the Commissioner. Based upon anticipated on-going positive statutory earnings and favorable credit markets, we expect that we could pay dividends of $468 million in 2006 without prior approval from the Commissioner. We paid dividends of $200 million to LNC during 2003. Dividends that we paid in 2003 were subject to prior approval from the Commissioner because we had negative statutory earned surplus as of December 31, 2002.

LNL is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the state of Indiana, LNL is also subject to the regulatory requirements that the state of New York imposes upon authorized insurers. These include reserve requirements, which differ from Indiana's requirements.

The New York regulations require us to report more reserves to the state of New York. As a result, the level of statutory surplus that we report to New York is less than the statutory surplus reported to Indiana and the National Association of Insurance Commissioners. If New York requires us to maintain a higher level of capital to remain an accredited reinsurer in New York, our ability to pay dividends could be constrained. However, we do not expect that our ability to pay dividends during 2006 will be constrained as a result of our status in New York.

Reinsurance Contingencies

In 2001, Swiss Re acquired our reinsurance operation and personal accident business through indemnity reinsurance transactions. We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as deferred gain in the liability section of our Consolidated Balance Sheet in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("SFAS 113"). The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2005, 2004 and 2003 we amortized $49.7 after-tax ($76.4 million pre-tax), $56.8 million after-tax ($87.4 million pre-tax) and $48.3 million after-tax ($74.2 million pre-tax) respectively, of deferred gain on the sale of the reinsurance operation.

As a result of developments and information received in the third quarter of 2003 relating to personal accident matters, we increased reserves on this exited business by $20.9 million after-tax ($32.1 million pre-tax) with a corresponding increase in reinsurance recoverable from Swiss Re and in the deferred gain.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our balance sheet at December 31, 2005 may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under SFAS 113 we would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoverable from Swiss Re. However, SFAS 113 does not permit us to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would transfer no cash to Swiss Re as a result of these developments.

The Lincoln National Life Insurance Company

8. Restrictions, Commitments and Contingencies (continued)


Accordingly, even though we have no continuing underwriting risk, and no cash would be transferred to Swiss Re, in the event that future developments indicate our December 31, 2005 personal accident reserves are deficient or redundant, SFAS 113 requires us to adjust earnings in the period of change, with only a partial offset to earnings for the cumulative deferred gain amortization adjustment in the period of change. The remaining amount of increased gain would be amortized into earnings over the remaining run-off period of the underlying business.

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. We obtain reinsurance from a diverse group of reinsurers and monitor concentration as well as financial strength ratings of our principal reinsurers. Our principal reinsurers are strongly rated companies, with Swiss Re representing the largest exposure. We sold our reinsurance business to Swiss Re primarily through indemnity reinsurance arrangements in 2001. Because we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.9 billion at December 31, 2005, and is included in amounts recoverable from reinsurers. Swiss Re has funded a trust, with a balance of $1.7 billion at December 31, 2005, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our funds withheld and embedded derivative liabilities at December 31, 2005 included $1.7 billion and $0.2 billion, respectively, related to the business reinsured by Swiss Re.

Marketing and Compliance Issues

There continues to be a significant amount of federal and state regulatory activity in the industry relating to numerous issues including, but not limited to, market timing and late trading of mutual fund and variable insurance products and broker-dealer access arrangements. Like others in the industry, we have received inquiries including requests for information and/or subpoenas from various authorities including the SEC, NASD, and the New York Attorney General. We are in the process of responding to, and in some cases have settled or are in the process of settling, these inquiries and continue to cooperate fully with such authorities.

Regulators also continue to focus on replacement and exchange issues. Under certain circumstances companies have been held responsible for replacing existing policies with policies that were less advantageous to the policyholder. We continue to monitor compliance procedures to minimize any potential liability. Due to the uncertainty surrounding all of these matters, it is not possible to provide a meaningful estimate of the range of potential outcomes; however it is management's opinion that future developments will not materially affect our consolidated financial position.

Leases

We lease our Fort Wayne, Indiana home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of the first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods.

Total rental expense on operating leases in 2005, 2004 and 2003 was $54.8 million, $54.7 million and $55.7 million, respectively. Future minimum rental commitments are as follows (in millions):

                     2006-$55.2 2008-$56.0       2010-$39.0
                     2007-$61.2 2009-$48.2 Thereafter-$15.2

Information Technology Commitment

In February 1998, we signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, we renegotiated and extended the contract through February 2010. Annual costs are dependent on usage but are expected to range from $45 million to $50 million.

Insurance Ceded and Assumed

Our insurance companies cede insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance to limit its liabilities. We reinsure approximately 85% to 90% of the mortality risk on fully underwritten newly issued life insurance contracts. Our current policy is to retain no more than $5.0 million on a single insured life issued on fixed and variable universal life insurance contracts. Additionally, the retention per single insured life for term life insurance and for Corporate Owned Life Insurance (COLI) is $1 million and $2 million, respectively. Beginning in September 2005, we changed our reinsurance program for our primary term products from coinsurance to renewable term and from 90% to 80% on a first dollar quota share basis. In January 2006, we changed this program from 80% first dollar quota share to an excess of retention program.

Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. At
December 31, 2005, the reserves associated with these reinsurance arrangements totaled $2.2 billion. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits that

The Lincoln National Life Insurance Company

8. Restrictions, Commitments and Contingencies (continued)

management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and deferred acquisition costs, net of insurance ceded (see Note 5). Our insurance companies remain liable if their reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

See "Reinsurance Contingencies" above for a discussion of our reinsurance business sold to Swiss Re.

Vulnerability from Concentrations

At December 31, 2005, we did not have a material concentration of financial instruments in a single investee or industry. Our investments in mortgage loans principally involve commercial real estate. At December 31, 2005, 27% of such mortgages, or $1 billion, involved properties located in California and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $37 million. Also at December 31, 2005, we did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business or; 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our Retirement segment has had a long-standing distribution relationship with American Funds Distributors ("AFD") that is significant to this segment. Prior to 2003, AFD used wholesalers who focus on both American Funds mutual funds as well as American Legacy Variable Annuity products. In 2002, we and AFD agreed to transition the wholesaling of American Legacy to LFD, which was completed in 2003. The American Legacy Variable Annuity product line sold through LFD accounted for about 39%, 33% and 19% of our total gross annuity deposits in 2005, 2004 and 2003, respectively. In addition the American Legacy Variable Annuity product line represents approximately 41% and 38% of our total gross annuity account values at December 31, 2005 and 2004, respectively.

Other Contingency Matters

We are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting our consolidated financial position.

We have pursued claims with our liability insurance carriers for reimbursement of certain costs incurred in connection with a class action settlement involving the sale of our non-variable universal life and participating whole life policies issued between January 1, 1981 and December 31, 1998, and the settlement of claims and litigation brought by owners that opted out of the class action settlement. During the fourth quarter of 2002, we settled our claims against three liability carriers on a favorable basis, and settled our claims against a fourth liability insurance carrier on a favorable basis in 2004.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions.

Guarantees

We have guarantees with off-balance-sheet risks whose contractual amounts represent credit exposure. Guarantees with off-balance sheet risks having contractual values of $3.8 million and $4.6 million were outstanding at December 31, 2005 and 2004, respectively.

Certain of our subsidiaries have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. These subsidiaries have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default on the mortgage loans, we have recourse to underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expire in 2009.

Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency risk, equity risk, and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure, and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of our interest rate risk management strategy include interest rate swaps and interest rate caps. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

By using derivative instruments, we are exposed to credit and market risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain in the derivative. When the fair value of a derivative contract is positive, this

The Lincoln National Life Insurance Company

8. Restrictions, Commitments and Contingencies (continued)

generally indicates that the counterparty owes us and, therefore, creates a payment risk for us. When the fair value of a derivative contract is negative, we owe the counterparty and therefore we have no payment risk. We minimize the credit (or payment) risk in derivative instruments by entering into transactions with high quality counterparties that are reviewed periodically by us. We also maintain a policy of requiring that all derivative contracts be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement.

We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under the majority of ISDA agreements and as a matter of policy, we have agreed to maintain financial strength or claims-paying ratings of S&P BBB and Moody's Baa2. A downgrade below these levels would result in termination of the derivatives contract at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring us to post collateral upon significant downgrade. We are required to maintain long-term senior debt ratings above S&P BBB and Moody's Baa3. We also require for our own protection minimum rating standards for counterparty credit protection. We are required to maintain financial strength or claims-paying ratings of S&P A- and Moody's A3 under certain ISDA agreements, which collectively do not represent material notional exposure. We do not believe the inclusion of termination or collateralization events pose any material threat to our liquidity position.

Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. We manage the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken.

Our derivative instruments are monitored by our risk management committee as part of that committee's oversight of our derivative activities. Our derivative instruments committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into our overall risk management strategies.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                                   Assets (Liabilities)
                                                                   -------------------
                                              Notional or Contract  Carrying Value/
                                                   Amounts            Fair Value
                                              -------------------- -------------------
                                                2005       2004      2005       2004
                                               --------  --------   -------   -------
                                                         (in millions)
                                              ----------------------------------------
Interest rate derivative instruments:
Interest rate cap agreements................. $5,450.0   $4,000.0  $   4.8    $   3.8
Interest rate swap agreements................    462.5      445.5      9.0       28.9
                                               --------  --------   -------   -------
  Total interest rate derivative instruments.  5,912.5    4,445.5     13.8       32.7
                                               --------  --------   -------   -------
Foreign currency derivative instruments:
Foreign currency swaps.......................     57.7       41.8     (5.3)      (5.6)
Credit derivative instruments:
Credit default swaps.........................     20.0       13.0       --        0.1
Equity indexed derivative instruments:
Call options (based on LNC stock)............      1.3        1.3     16.6       15.0
Embedded derivatives per SFAS 133............       --         --   (267.8)    (340.8)
                                               --------  --------   -------   -------
  Total derivative instruments*.............. $5,991.5   $4,501.6  $(242.7)   $(298.6)
                                               ========  ========   =======   =======

--------
*Total derivative instruments for 2005 are composed of an asset of $41.4 million and liabilities of $5.9 million and $278.2 million on the Consolidated Balance Sheet in derivative investments, insurance policy and claim reserves and reinsurance related derivative liability, respectively. Total derivative instruments for 2004 are composed of assets of $52.7 and $0.7 million and a liability of $352.0 million on the Consolidated Balance Sheet in derivative instruments, insurance policy and claim reserves and reinsurance related derivative liability, respectively.

The Lincoln National Life Insurance Company

8. Restrictions, Commitments and Contingencies (continued)


A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts is as follows:

                                Interest Rate    Interest Rate  Foreign Currency
                               Cap Agreements   Swap Agreements Swap Agreements
                              ----------------- --------------  ---------------
                                2005     2004    2005    2004    2005     2004
                              -------- -------- ------  ------  ------   -----
                                               (in millions)
                              -------------------------------------------------
 Balance at beginning-of-year $4,000.0 $2,550.0 $445.5  $422.3  $ 41.8   $17.9
 New contracts...............  1,450.0  1,450.0   37.0    50.5    30.0    26.0
 Terminations and maturities.       --       --  (20.0)  (27.3)  (14.1)   (2.1)
                              -------- -------- ------  ------  ------   -----
   Balance at end-of-year.... $5,450.0 $4,000.0 $462.5  $445.5  $ 57.7   $41.8
                              ======== ======== ======  ======  ======   =====

                                        Credit Default Call Options
                                            Swaps      (Based on LNC Stock)
                                        -------------  -------------------
                                         2005    2004   2005       2004
                                        ------  -----    -----     -----
                                               (in millions)
                                        ----------------------------------
           Balance at beginning-of-year $ 13.0  $ 8.0  $ 1.3      $ 1.5
           New contracts...............   20.0   10.0    0.2        0.2
           Terminations and maturities.  (13.0)  (5.0)  (0.2)      (0.4)
                                        ------  -----    -----     -----
             Balance at end-of-year.... $ 20.0  $13.0  $ 1.3      $ 1.3
                                        ======  =====    =====     =====

Accounting for Derivative Instruments and Hedging Activities

As of December 31, 2005 and 2004, we had derivative instruments that were designated and qualified as cash flow hedges and derivative instruments that were not designated as hedging instruments. We did not have derivative instruments that were designated as fair value hedges or hedges of a net investment in a foreign operation. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. For the years ended
December 31, 2005, 2004 and 2003, we recognized after tax after-DAC net losses of $0, $7.4 million and $1.6 million, respectively, in net income as a component of realized investment gains and losses. These losses relate to the ineffective portion of cash flow hedges, the change in market value for derivative instruments not designated as hedging instruments, and the gain
(loss) on swap terminations. For the years ended December 31, 2005, 2004 and 2003, we recognized after-tax after-DAC losses of $6.4 million, $10.3 million and $7.6 million, respectively, in OCI related to the change in market value on derivative instruments that are designated and qualify as cash flow hedges.

Derivative Instruments Designated in Cash Flow Hedges

Interest Rate Swap Agreements.
We use interest rate swap agreements to hedge our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains (losses) on interest rate swaps hedging interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued.

We also use interest rate swap agreements to hedge our exposure to interest rate fluctuations related to the forecasted purchase of assets for certain investment portfolios. The gains (losses) resulting from the swap agreements are recorded in OCI. The gains (losses) are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased. As of December 31, 2005, there were no interest rate swaps hedging forecasted asset purchases.

Foreign Currency Swaps.
We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains (losses) on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued. The foreign currency swaps expire in 2006 through 2015.

Call Options on LNC Stock.
We use call options on LNC stock to hedge the expected increase in liabilities arising from stock appreciation rights ("SARs") granted to our agents on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC's stock price over the strike price of the option applied to the number

The Lincoln National Life Insurance Company

8. Restrictions, Commitments and Contingencies (continued)

of contracts. Call options hedging vested SARs are not eligible for hedge accounting and both are marked to market through net income. Call options hedging nonvested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of SARs. Our call option positions will be maintained until such time the SARs are either exercised or expire and our SAR liabilities are extinguished. The SARs expire five years from the date of grant.

All Other Derivative Instruments

We use various other derivative instruments for risk management purposes that either do not qualify for hedge accounting treatment or have not currently been qualified by us for hedge accounting treatment. The gain or loss related to the change in market value for these derivative instruments is recognized in current income during the period of change (reported as realized gain (loss) on investments in the Consolidated Statements of Income except where otherwise noted below).

Interest Rate Swap Agreements.
We used a forward starting interest rate swap agreement to hedge our exposure to the forecasted sale of mortgage loans. We were required to pay the counterparty a predetermined fixed stream of payments, and in turn, received payments based on a floating rate from the counterparty. The net receipts/payments from these interest rate swaps were recorded in realized gain
(loss) on investments and derivative instruments. As of December 31, 2005, there were no forward starting interest rate swap agreements.

Interest Rate Cap Agreements.
The interest rate cap agreements, which expire in 2006 through 2010, entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection for our annuity line of business from the effect of rising interest rates. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements are not linked to assets and liabilities on the balance sheet that meet the significantly increased level of specificity required under SFAS 133. Therefore, the interest rate cap agreements do not qualify for hedge accounting under SFAS 133.

Swaptions.
Swaptions entitled us to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of our swaption program was to provide a level of protection for its annuity line of business from the effect of rising interest rates. The swaptions provided an economic hedge of the annuity line of business. However, the swaptions were not linked to specific assets and liabilities on the balance sheet that met the significantly increased level of specificity required under SFAS 133. Therefore, the swaptions did not qualify for hedge accounting under SFAS 133. At December 31, 2005, there were no outstanding swaptions.

Credit Default Swaps.
We have purchased credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows us to put the bond back to the counterparty at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration. We have no currently qualified credit default swaps for hedge accounting under SFAS 133 as amounts are insignificant. As of December 31, 2005, we had no outstanding purchased credit default swaps.

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows the investor to put the bond back to us at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or restructuring. As of December 31, 2005, we had credit swaps with a notional amount of $20 million, which expire in 2010.

Call Options on LNC Stock.
As discussed previously in the Cash Flow Hedges section above, we use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted to our agents on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under SFAS 133. Mark to market changes are recorded in net income in underwriting, acquisition, insurance and other expenses.

Derivative Instrument Embedded in Deferred Compensation Plan.
We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked to market through net income in underwriting, acquisition, insurance and other expenses.

Derivative Instrument Embedded in Modified Coinsurance Agreements with Funds Withheld Arrangements.
We are involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivative, as well as the gains or losses on trading securities supporting these arrangements, flows through net income.

Derivative Instrument Embedded in Variable Annuity Products.
We have certain variable annuity products with a GMWB feature that is an embedded derivative. The change in fair value

The Lincoln National Life Insurance Company

8. Restrictions, Commitments and Contingencies (continued)

of the embedded derivatives flows through net income through the benefits line in the Consolidated Statements of Income.

Derivative Instruments Embedded in Available-for-Sale Securities.
We own various debt securities that (a) contain call options to exchange the debt security for other specified securities of the borrower, usually common stock, or (b) contain call options to receive the return on equity-like indexes. The change in fair value of the embedded derivatives flows through net income. These embedded derivatives have not been qualified for hedge accounting treatment under SFAS 133.

We have used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, derivative types that were not outstanding from January 1, 2004 through December 31, 2005 are not discussed in this disclosure.

Additional Derivative Information.
Income other than realized gains and losses for the agreements and contracts described above amounted to $13.8 million, $26.0 million and $22.9 million in 2005, 2004 and 2003, respectively. The decrease in income from 2004 to 2005 was primarily because of decreased income on interest rate swaps.

We are exposed to credit loss in the event of nonperformance by counterparties on various derivative contracts. However, we do not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. At December 31, 2005, the exposure was $26.7 million.

--------------------------------------------------------------------------------
9. Fair Value of Financial Instruments


The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of our financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Fixed Maturity and Equity Securities -- Available-for- Sale and Trading Securities.

Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

Mortgage Loans on Real Estate.

The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or; 3) the fair value of the collateral if the loan is collateral dependent.

Policy Loans.

The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

Derivative Instruments.

We employ several different methods for determining the fair value of our derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on: 1) quoted market prices; 2) industry standard models that are commercially available; and 3) broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to determine the derivatives' current fair market value.

Other Investments, and Cash and Invested Cash.

The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

Investment Type Insurance Contracts.

The balance sheet captions, "Insurance Policy and Claims Reserves" and "Contractholder Funds," include investment type insurance contracts (i.e., deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The Lincoln National Life Insurance Company

9. Fair Value of Financial Instruments (continued)


The remainder of the balance sheet captions, "Insurance Policy and Claims Reserves" and "Contractholder Funds" that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts, nor have we determined the fair value of such contracts. It is our position that not disclosing the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about our shareholder's equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. We and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

Short-term and Long-term Debt.

Fair values for long-term debt issues are estimated using discounted cash flow analysis based on our current incremental borrowing rate for similar types of borrowing arrangements. For short-term debt, the carrying value approximates fair value.

Guarantees.

Our guarantees include guarantees related to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

Investment Commitments.

Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

Separate Accounts.

Assets held in separate accounts are reported at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

The carrying values and estimated fair values of our financial instruments are as follows:

                                                               Carrying Value Fair Value  Carrying Value Fair Value
                                                               -------------- ----------  -------------- ----------
                                                                          2005                       2004
                                                               -------------------------  -------------------------
                                                                                   (in millions)
                                                               ----------------------------------------------------
Assets (liabilities):
Securities available-for-sale
  Fixed maturities............................................   $ 32,244.7   $ 32,244.7    $ 33,331.5   $ 33,331.5
  Equity......................................................        101.4        101.4         113.7        113.7
Trading securities............................................      2,984.5      2,984.5       2,942.5      2,942.5
Mortgage loans on real estate.................................      3,661.6      3,858.9       3,855.1      4,144.4
Policy loans..................................................      1,857.8      2,003.3       1,864.7      2,020.7
Derivatives Instruments*......................................       (242.7)      (242.7)       (298.6)      (298.6)
Other investments.............................................        423.2        423.2         369.1        369.1
Cash and invested cash........................................      1,961.6      1,961.6       1,237.7      1,237.7
Investment type insurance contracts:
  Deposit contracts and certain guaranteed interest contracts.    (21,270.0)   (21,273.2)    (21,703.9)   (21,758.4)
  Remaining guaranteed interest and similar contracts.........        (13.2)       (13.2)        (45.2)       (46.7)
Short-term debt...............................................        (33.9)       (33.9)        (32.1)       (32.1)
Long-term debt................................................     (1,250.0)    (1,324.3)     (1,297.2)    (1,254.7)
Guarantees....................................................           --           --            --           --
Investment commitments........................................           --           --            --          0.3

--------
*Total derivative instruments for 2005 are composed of an asset of $41.4 million in derivative investments, a $5.9 million liability in insurance policy and claim reserves and a liability of $278.2 million recorded in reinsurance related derivative liability. Total derivative instruments for 2004 are composed of an asset of $53.4 million and a liability of $352.0 million in derivative instruments and reinsurance related derivative liability, respectively.

As of December 31, 2005 and 2004, the carrying value of the deposit contracts and certain guaranteed contracts is net of DAC of $383.2 million and $434.4 million, respectively, excluding adjustments for DAC applicable to changes in fair value of securities. The carrying values of these contracts are stated net of DAC so that they are comparable with the fair value basis.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
10. Segment Information


We have two business segments: Lincoln Retirement and Life Insurance.

The Lincoln Retirement segment, with principal operations in Fort Wayne, Indiana, provides tax-deferred investment growth and lifetime income opportunities for its clients through the manufacture and sale of fixed and variable annuities. Through a broad-based distribution network, Lincoln Retirement provides an array of annuity products to individuals and employer-sponsored groups in all 50 states of the United States. Lincoln Retirement distributes some of its products through our wholesaling unit, LFD, as well as our retail unit, LFA. In addition, Lincoln Retirement has alliances with a variety of unrelated companies where we provide the manufacturing platform for annuity products and the alliance company provides investment management, marketing and distribution.

The Life Insurance segment, with principal operations in Hartford, Connecticut, and additional offices in Fort Wayne, Indiana and Schaumberg, Illinois, focuses on the creation and protection of wealth for its clients through the manufacture and sale of life insurance products throughout the United States. The Life Insurance segment offers universal life, variable universal life, interest-sensitive whole life, corporate owned life insurance, linked-benefit life (a universal life product with a long-term care benefit) and term life insurance. The Life Insurance segment's products are primarily distributed through LFD and LFA.

We report operations not directly related to the business segments and unallocated corporate items (i.e., corporate investment income, interest expense on corporate debt, unallocated overhead expenses, and the operations of LFA and LFD) in Other Operations. The gain resulting from the 2001 indemnity reinsurance transaction with Swiss Re for acquisition of our reinsurance business was deferred and is being amortized into earnings at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. The ongoing management of the indemnity reinsurance contracts and the reporting of the deferred gain are reported within our Other Operations.

Financial data by segment for 2003 through 2005 is as follows:

                                         2005      2004      2003
                                       --------  --------  --------
                                               (in millions)
                                       ----------------------------
           Revenue:
           Segment Operating
            Revenue:
             Lincoln Retirement....... $2,138.4  $2,064.1  $1,963.9
             Life Insurance...........  1,923.2   1,937.0   1,905.4
             Other Operations.........  1,144.8     929.5     728.1
             Consolidating
              adjustments.............   (532.4)   (360.3)   (251.3)
             Net realized investment
              results/(1)/............    (16.3)    (45.1)    330.8
             Reserve development net
              of related amortization
              on business sold
              through reinsurance.....      1.3       1.3       3.6
                                       --------  --------  --------
               Total..................  4,659.0   4,526.5   4,680.5
                                       --------  --------  --------
           Net Income:
           Segment Operating Income:
             Lincoln Retirement.......    419.7     370.2     324.3
             Life Insurance...........    277.6     275.2     264.2
             Other Operations.........    (24.7)    (22.3)    (77.7)
             Other Items/(2)/.........    (19.3)    (11.9)    (29.6)
             Net realized investment
              results/(3)/............    (10.6)    (29.4)    215.4
             Reserve development net
              of related amortization
              on business sold
              through reinsurance.....      0.9       0.9     (18.5)
                                       --------  --------  --------
             Income before cumulative
              effect of accounting
              change..................    643.6     582.7     678.1
             Cumulative effect of
              accounting change.......       --     (25.6)   (236.6)
                                       --------  --------  --------
           Net Income................. $  643.6  $  557.1  $  441.5
                                       ========  ========  ========

                                              2005        2004
                                           ----------  ----------
                                                (in millions)
                                           ----------------------
              Assets:
                Lincoln Retirement........ $ 74,777.5  $ 68,280.5
                Life Insurance............   23,901.3    22,803.8
                Other Operations..........   15,306.7    14,224.7
                Consolidating adjustments.       (3.8)       (1.3)
                                           ----------  ----------
              Total....................... $113,981.7  $105,307.7
                                           ==========  ==========

--------
/(1)/Includes realized losses on investments of $20.4 million, $46.7 million and $13.6 million for 2005, 2004 and 2003, respectively; realized gains (losses) on derivative instruments of $(0.6) million, $(11.5) million and $(2.5) million for 2005, 2004 and 2003, respectively; gain on transfer of securities from available-for-sale to trading of $342.9 million for 2003; gain (loss) on reinsurance embedded derivative/trading securities of $4.7 million, $(1.0) million and $4.0 million in 2005, 2004 and 2003, respectively; and gain (loss) on sale of subsidiaries/businesses of $14.1 million for 2004.

The Lincoln National Life Insurance Company

10. Segment Information (continued)

/(2)/Represents restructuring charges.
/(3)/Includes realized losses on investments of $13.2 million, $21.4 million and $8.5 million for 2005, 2004 and 2003, respectively; realized gains (losses) on derivative instruments of $(0.4) million, $(7.4) million and $(1.6) million for 2005, 2004 and 2003, respectively; gain on transfer of securities from available-for-sale to trading of $222.9 million for 2003; gain (loss) on reinsurance embedded derivative/trading securities of $3.0 million, $(0.6) million and $2.6 million for 2005, 2004 and 2003, respectively.

--------------------------------------------------------------------------------
11. Shareholder's Equity


All of the 10 million authorized, issues and outstanding shares of $2.50 par value common stock of LNL are owned by LNC.

Details underlying the balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                                   2005       2004
                                                ---------  ---------
                                                    (in millions)
                                                --------------------
          Fair value of securities
           available-for-sale.................. $32,346.1  $33,445.2
          Cost of securities available-for-sale  31,361.9   31,616.0
                                                ---------  ---------
          Unrealized gain......................     984.2    1,829.2
          Adjustments to deferred acquisition
           costs...............................    (265.9)    (571.6)
          Amounts required to satisfy
           policyholder commitments............     (30.9)     (53.7)
          Foreign currency exchange rate
           adjustment..........................      15.6       17.4
          Deferred income taxes................    (251.3)    (440.1)
                                                ---------  ---------
          Net unrealized gain on securities
           available-for-sale.................. $   451.7  $   781.2
                                                =========  =========

Adjustments to DAC and amounts required to satisfy policyholder commitments are netted against the DAC asset line and included within the insurance policy and claim reserve line on the Consolidated Balance Sheets, respectively.

Details underlying the change in net unrealized gain (loss) on securities available-for-sale, net of reclassification adjustment shown on the Consolidated Statements of Shareholder's Equity are as follows:

                                                 2005    2004   2003
                                               -------  ------ ------
                                                   (in millions)
                                               ----------------------
           Unrealized gains (losses) on
            securities available-for-sale
            arising during the year........... $(478.7) $116.3 $746.8
           Less:
             Reclassification adjustment for
              gains on disposals of prior
              year inventory included in
              net income/ (1)/................    39.4    81.7  205.7
             Federal income tax expense
              (benefit) on
              reclassification................  (188.7)   11.4   23.4
             Transfer from available-for-sale
              to trading securities...........      --      --  342.9
             Federal income tax expense on
              transfer........................      --      --  119.9
                                               -------  ------ ------
           Net change in unrealized gain on
            securities available-for-sale, net
            of reclassifications and federal
            income tax expense................ $(329.4) $ 23.2 $ 54.9
                                               =======  ====== ======

--------
/(1)/The reclassification adjustment for gains (losses) does not include the impact of associated adjustments to DAC and amounts required to satisfy policyholder commitments.

The net unrealized gain (loss) on derivative instruments component of other comprehensive income shown on the Consolidated Statements of Shareholder's Equity is net of Federal income tax expense (benefit) of $4.6 million, $2.9 million, $(3.9) million for 2005, 2004, 2003 respectively, and net of adjustments to DAC of $(7.3) million, $(7.9) million, $(4.5) million for 2005, 2004, 2003 respectively.


--------------------------------------------------------------------------------
12. Restructuring Charges


The following provides details on our restructuring charges. All restructuring charges recorded by us are included in underwriting, acquisition, insurance and other expenses on the Consolidated Statements of Income in the year incurred.

2005 Restructuring Plan
During May 2005, LFA implemented a restructuring plan to realign its field management and financial planning support areas. Total pre-tax restructuring charges incurred during 2005 were $6.9 million. These charges, which are included in Other Operations, included employee severance and termination benefits of $4.1 million and rent on abandoned office space of $2.8 million. The remaining reserves totaled $2.7 million at December 31, 2005. The plan is expected to be completed by the third quarter of 2006, except for lease payments on vacated space which run through 2008.

The Lincoln National Life Insurance Company

12. Restructuring Charges (continued)


2003 Restructuring Plans
In January 2003, the Life Insurance segment announced that it was realigning its operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning the segment for future growth. In February 2003, Lincoln Retirement announced plans to consolidate its fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. In June 2003, we announced that we were combining our retirement and life insurance businesses into a single operating unit focused on providing wealth accumulation and protection, income distribution and wealth transfer products. In August 2003, we announced additional realignment activities. The following table provides information about the 2003 restructuring plans.

                                                                         Life Insurance Fixed Annuity  Realignment
                                                                          Realignment   Consolidation  June/August
                                                                            Jan 2003      Feb 2003        2003      Total
                                                                         -------------- ------------- ------------  ------
                                                                                           (in millions)
                                                                         -------------------------------------------------
Total charges, net of reversals.........................................  $       25.8  $        4.8  $       84.6  $115.2
                                                                          ------------  ------------  ------------  ------
Amounts incurred through 2004...........................................
  Employee severance and termination benefits...........................  $        7.0  $        1.9  $       28.8  $ 37.7
  Write-off of impaired assets..........................................           1.9            --           2.6     4.5
  Other costs:
    Rent on abandoned office space......................................           6.1           2.2           5.0    13.3
    Other...............................................................           7.4           0.2           1.9     9.5
                                                                          ------------  ------------  ------------  ------
Total Restructuring Charges through 2004 (pre-tax)......................          22.4           4.3          38.3    65.0
Amounts expended through 2004...........................................          21.6           3.9          34.3    59.8
Amounts reversed through 2004...........................................            --            --           1.4     1.4
                                                                          ------------  ------------  ------------  ------
Restructuring reserve at December 31, 2004..............................  $        0.8  $        0.4  $        2.6  $  3.8
                                                                          ------------  ------------  ------------  ------
Amounts incurred in 2005................................................
  Employee severance and termination benefits...........................  $         --  $         --  $        1.6  $  1.6
  Write-off of impaired assets..........................................            --            --          16.5    16.5
  Other costs:
    Rent on abandoned office space......................................            --            --           1.2     1.2
    Other...............................................................           1.4            --           2.1     3.5
                                                                          ------------  ------------  ------------  ------
Total 2005 Restructuring Charges (pre-tax)..............................           1.4            --          21.4    22.8
Amounts expended in 2005................................................           1.4            --          23.3    24.7
                                                                          ------------  ------------  ------------  ------
Restructuring reserve at December 31, 2005..............................  $        0.8  $        0.4  $        0.7  $  1.9
                                                                          ------------  ------------  ------------  ------
Additional amounts expended that do not qualify as restructuring charges
 through 2004...........................................................  $        2.0  $        0.5  $       19.7  $ 22.2
Additional amounts expended that do not qualify as restructuring charges
 for the year ended December 31, 2005...................................  $         --  $         --  $        6.6  $  6.6
Total annual expense savings realized through 2005 (pre-tax)............  $       20.0  $        6.4  $       87.0  $113.4
Expected completion date................................................   4th Quarter   4th Quarter   4th Quarter
                                                                                  2005*         2005*         2005*

--------
*All realignment activities were completed as of December 31, 2005. The remaining reserves primarily relate to future lease payments on exited properties, which will run through 2008.

Pre-tax restructuring charges for the June/August realignment activities for 2005 by segment were as follows: Retirement ($17.4 million), Life Insurance ($3.3 million), and Other Operations ($0.7 million).

Pre-tax restructuring charges, net of amounts reversed in 2004, for the June/August realignment activities for the year ended December 31, 2004 were reported in the following segments: Retirement ($6.2 million), Life Insurance ($0.6 million), and Other Operations ($6.5 million).

Pre-tax restructuring charges for the June/August realignment activities for the year ended December 31, 2003 were reported in the following segments:
Retirement ($16.0 million), Life Insurance ($1.7 million) and Other Operations ($5.9 million).

The Lincoln National Life Insurance Company

13. Transactions with Affiliates


Cash and short-term investments at December 31, 2005 and 2004 include our participation in a cash management agreement with LNC of $226.6 million and $166.7 million, respectively. Related investment income was $6.0 million,
3.3 million and $3.3 million in 2005, 2004 and 2003, respectively. Short-term debt represents notes payable to LNC of $33.9 million and $32.1 million at December 31, 2005 and 2004, respectively. Total interest expense for this short-term debt was $1.3 million, $0.8 million and $1.3 million in 2005, 2004 and 2003, respectively. As shown in Note 5, LNC supplied funding to us totaling $1.250 billion in exchange for surplus notes. The interest expense on these surplus notes was $78.0 million per year in 2005, 2004 and 2003.

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH") related to the wholesaling of DMH's investment products. As a result, we received fees of $40.8 million, $32.5 million, and $17.7 million from DMH for transfer pricing in 2005, 2004, and 2003.

We paid fees of $72.2 million, $79.2 million and $76.2 million to DMH for investment management services in 2005, 2004 and 2003, respectively.

We provide services to and receive services from affiliated companies plus we receive an allocation of corporate overhead from LNC. This allocation is based on a calculation that utilizes income and equity of the business units. These activities with affiliated companies resulted in net payments of $121.9 million, $101.3 million and $107.0 million in 2005, 2004 and 2003, respectively.

We cede and accept reinsurance from affiliated companies. Prior to the third quarter of 2003, no new reinsurance transactions had been executed between our affiliates and us since the sale of the reinsurance operations to Swiss Re. Those reinsurance deals between our affiliates and us that were in place at the time of the sale continue to be in place as of December 31, 2004. As discussed in Note 6, we entered into a reinsurance arrangement in July 2003 with LNR Barbados to cede certain Guaranteed Benefit risks (including certain GMDB and all GMWB benefits) to LNR Barbados. This treaty was amended in 2004 to cede substantially all GMDB risk to LNR Barbados. During the fourth quarter of 2003, we entered into an additional arrangement with LNR Barbados relating to certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines. During the fourth quarter of 2004, Lincoln Life of New York entered into a similar arrangement with LNR Barbados for its UL policies subject to the recent actuarial guidelines. As of December 31, 2005, 2004 and 2003, all of these transactions are between us and LNR Barbados and us and Lincoln Assurance Limited, an affiliated life insurance company. Premiums in the accompanying Consolidated Statements of Income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                                              2005   2004  2003
                                             ------ ------ -----
                                                (in millions)
                                             -------------------
                Insurance assumed........... $   -- $   -- $  --
                Insurance ceded.............  219.0  115.9  64.7
                                             ------ ------ -----
                Net reinsurance premiums and
                 fees....................... $219.0 $115.9 $64.7
                                             ====== ====== =====

The Consolidated Balance Sheets include reinsurance balances with affiliated companies as follows:

                                                       2005    2004
                                                     -------- ------
                                                      (in millions)
                                                     ---------------
           Future policy benefits and claims
            assumed................................. $    2.9 $  4.3
           Future policy benefits and claims
            ceded...................................  1,052.4  965.8
           Amounts recoverable from reinsurers on
            paid and unpaid losses..................     15.9    6.8
           Reinsurance payable on paid losses.......      3.5    1.7
           Funds held under reinsurance treaties-net
            liability...............................    718.5  721.9

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $750.7 million and $464.0 million at December 31, 2005 and 2004, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

--------------------------------------------------------------------------------
14. Subsequent Event

On April 4, 2006, LNC completed its merger with Jefferson-Pilot Corporation. After the merger, LNC offers fixed and variable universal life, fixed and equity indexed annuities, variable annuities, 401(k) and 403(b) offerings, and group life, disability and dental insurance products. The Company also operates television and radio stations.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company ("Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2005 and 2004, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

As discussed in Notes 1 and 2 to the consolidated financial statements, in 2004 the Company changed its method of accounting for certain non-traditional long-duration contracts and for separate accounts. Also, as discussed in Note 2 to the consolidated financial statements, in 2003 the Company changed its method of accounting for certain reinsurance arrangements.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 24, 2006

                           PART C -- OTHER INFORMATION

Item 27.

                                    EXHIBITS

     (1) Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account./(2)/

     (2)  Commission Schedule for Variable Life Policies./(3)/

     (3) Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Advisors Corp./(5)/

     (4)  (a) Policy LN 660/(10)/
          (b) Riders./(2)/
          (c) Accounting Value Rider -- Policy Form LR500/(8)/
          (d) Change of Insured Rider -- Policy Form LR496/(8)/
          (e) Coverage Protection Benefit -- Policy Form LR566/(8)/
          (f) Death Benefit Option 3 -- Policy Form LR496/(8)/

     (5)  (a) Application/(6)/
          (b) Addendum to Application -- Policy Form B15/(7)/

     (6) (a) Articles of Incorporation of The Lincoln National Life Insurance Company./(1)/
          (b) Bylaws of The Lincoln National Life Insurance Company./(1)/

     (7)  Form of Reinsurance Contracts/(9)/

     (8) Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:


          (a) AIM Variable Insurance Funds/(11)/
          (b) AllianceBernstein Variable Products Series Fund, Inc./(11)/
          (c) American Century Investments Variable Portfolios, Inc./(11)/
          (d) American Funds Insurance Series/(11)/
          (e) Baron Capital Funds Trust/(11)/
          (f) Delaware VIP Trust/(11)/
          (g) Fidelity Variable Insurance Products/(11)/
          (h) Franklin Templeton Variable Insurance Products Trust/(11)/
          (i) Janus Aspen Series/(11)/
          (j) Lincoln Variable Insurance Products Trust/(11)/
          (k) MFS Variable Insurance Trust/(11)/
          (l) Neuberger Berman Advisers Management Trust/(11)/

          (m) Premier VIT/(11)/

          (n) Putnam Variable Trust/(11)/
          (o) DWS Investments VIT Funds/(11)/


     (9) Services Agreement/(12)/, and amendments thereto/(4)/, and addtional amendment (11), between The Lincoln National Life Insurance Company (and affiliates) and Delaware Management Holdings, Inc., Delaware Service Company, Inc.

    (10)  Not applicable.

    (11)  Opinion and Consent of Robert A. Picarello, Esq.

    (12)  Not Applicable.

    (13)  Not Applicable.

    (14)  Consent of Independent Registered Public Accounting Firm.

    (15)  Not applicable.

    (16)  Not applicable.

    (17)  Not applicable.

 Item 28.

                     DIRECTORS AND OFFICERS OF THE DEPOSITOR


Frederick J. Crawford**          Chief Financial Officer and Director
Jude T. Driscoll****             Director
Christine S. Frederick***        Vice President and Chief Compliance Officer
Dennis Glass**                   President
Barbara S. Kowalczyk**           Director
See Yeng Quek****                Senior Vice President and Director
Dennis L. Schoff**               Senior Vice President and General Counsel
Michael S. Smith*                Senior Vice President, Chief Risk Officer and
                                 Director
Eldon J. Summers*                Second Vice President and Assistant Treasurer
Rise C. M. Taylor                Vice President and Treasurer
C. Suzanne Womack**              Secretary and Second Vice President


----------
* Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506

** Principal business address is Center Square West Tower, 1500 Market Street-Suite 3900, Philadelphia, PA 19102-2112

***  Principal business address is 350 Church Street, Hartford, CT 06103

**** Principal business address is One Commerce Square, 2005 Market Street, 39th
     Floor, Philadelphia, PA 19103-3682

 Item 29.

               PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
                         THE DEPOSITOR OR THE REGISTRANT

          Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System./(13)/

Item 30.

                                 INDEMNIFICATION

(a)  Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

(b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.

                             PRINCIPAL UNDERWRITERS

(a) Lincoln Life is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account F; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K;
     Lincoln Life Variable Annuity Account L; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life
     Flexible Premium Variable Life Account R; Lincoln Life Flexible
     Premium Variable Life Account S; Lincoln Life Variable Annuity
     Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.

(b)  See Item 28.

(c)  N/A

Item 32.

                        LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by Delaware Management Company, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103.

Item 33.

                               MANAGEMENT SERVICES

     Not Applicable.

Item 34.

                               FEE REPRESENTATION

     Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

----------
/(1)/ Incorporated by reference to Registration Statement on Form N-4 (File No.
      33-27783) filed on December 5, 1996.
/(2)/ Incorporated by reference to Registrant's Registration Statement on Form
      S-6 (File No. 333-42479) filed on December 17, 1997.
/(3)/ Incorporated by reference to Registration Statement on Form S-6 (File No.
      333-42479) filed on April 28, 1998.
/(4)/ Incorporated by reference to Post-Effective Amendment No. 5 on Form N-4
      (File No. 333-43373) filed on April 4, 2002.
/(5)/ Incorporated by reference to Post-Effective Amendment No. 1 (File No.
      333-82663) filed on April 13, 2000.
/(6)/ Incorporated by reference to Post-Effective Amendment No. 3 on Form S-6
      (File No. 333-42479) filed on April 19, 1999.
/(7)/ Incorporated by reference to Registration Statement on Form S-6 (File
      333-84360) filed on March 15, 2002.
/(8)/ Incorporated by reference to Post-Effective Amendment No. 3 on Form S-6
      (File No. 333-82663) filed on April 12, 2001.
/(9)/ Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6
      (File No. 333-84360) filed on April 23, 2003.
/(10)/ Incorporated by reference to Post-Effective Amendment No. 1 to
      Registration Statement on Form S-6 (File No. 333-42479) filed on December 30, 1998.

/(11)/ Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6
      (File No. 333-118478) filed on April 6, 2006.

/(12)/ Incorporated by reference to Post-Effective Amendment No. 21 on Form N1-A
      (File No. 2-80741, 811-3211) filed on April 10, 2000.

/(13)/ Incorporated by reference to Post-Effective Amendment No. 7 on Form N-4
      (File No. 333-92298) filed on January 27, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account M, has duly caused this Post-Effective Amendment No. 12 to the Registration Statement (File No. 333-42479; 811-08557; CIK: 0001048607) on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 26th day of April, 2006. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

                           Lincoln Life Flexible Premium Variable Life Account M (Registrant)

                           By /s/ Susan M. Keating
                              -----------------------------------------------
                              Susan M. Keating
                              Second Vice President
                              The Lincoln National Life Insurance Company

                           The Lincoln National Life Insurance Company
                           (Depositor)

                           By /s/ Susan M. Keating
                              -----------------------------------------------
                              Susan M. Keating
                              Second Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to the Registration Statement (File No. 333-42479; 811-08557;
CIK: 0001048607) on Form N-6 has been signed below on April 26, 2006 by the following persons, as officers and directors of the Depositor, in the capacities indicated:

Signature                      Title
-----------------------------  -------------------------------------------------
/s/ Dennis Glass           *   President
-----------------------------  (Principal Executive Officer)
Dennis Glass

/s/ Frederick J. Crawford  *   Chief Financial Officer and Director
-----------------------------  (Principal Financial Officer)
Frederick J. Crawford

                               Director
-----------------------------
Donna D. DeRosa

/s/ Michael S. Smith       *   Senior Vice President, Chief Risk Officer and
-----------------------------  Director
Michael S. Smith

/s/ See Yeng Quek          *   Senior Vice President and Director
-----------------------------
See Yeng Quek

/s/ Jude T. Driscoll       *   Director
-----------------------------
Jude T. Driscoll

/s/ Barbara S. Kowalczyk   *   Director
-----------------------------
Barbara S. Kowalczyk

* By /s/ Susan M. Keating
     ------------------------
     Susan M. Keating

                                POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Heather Dzielak, Susan M. Keating and Kelly D. Clevenger, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements, or amendments thereto; including exhibits, or other documents filed on Forms S-6, N-6, N-3, or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts , hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement as follows:

Variable Life Insurance Separate Accounts:
Lincoln Life Flexible Premium Variable Life Account D: 033-000417
Lincoln Life Flexible Premium Variable Life Account F: 033-014692; 333-040745 Lincoln Life Flexible Premium Variable Life Account J: 033-076434
Lincoln Life Flexible Premium Variable Life Account M: 333-042479; 333-054338; 333-084370; 333-084360; 333-111137; 333-111128; 333-118478; 333-118477;
333-063940; 333-054338; 333-084370; 333-082663; 333-084360
Lincoln Life Flexible Premium Variable Life Account R: 333-033782; 333-090432; 333-115882; 333-125792; 333-125991; 333-043107; 333-033782; 333-090432
Lincoln Life Flexible Premium Variable Life Account S: 333-072875; 333-104719; 333-125790
Lincoln Life Flexible Premium Variable Life Account Y: 333-118482; 333-118481; 333-115883; 333-081882; 333-081884; 333-090438

Variable Annuity Separate Accounts:
Lincoln National Variable Annuity Fund A: 002-026342; 002-025618
Lincoln National Variable Annuity Account C: 033-025990; 333-050817; 333-068842; 333-112927
Lincoln National Variable Annuity Account E: 033-026032
Lincoln National Variable Annuity Account H: 033-027783; 333-018419; 333-035780; 333-035784; 333-061592; 333-063505
Lincoln National Variable Annuity Account L: 333-004999
Lincoln Life Variable Annuity Account N: 333-040937; 333-036316; 333-036304; 333-061554; 333-119165
Lincoln Life Variable Annuity Account Q: 333-043373
Lincoln Life Variable Annuity Account T: 333-032402; 333-073532
Lincoln Life Variable Annuity Account W: 333-052572; 333-052568; 333-064208

The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

Dated: April ____, 2006


Signature                    Title
---------------------------  ---------------------------------------------------
/s/ Dennis Glass             President
---------------------------  (Principal Executive Officer)
Dennis Glass

/s/ Frederick J. Crawford    Chief Financial Officer and Director
---------------------------  (Principal Financial Officer)
Frederick J. Crawford

/s/ Michael S. Smith         Senior Vice President, Chief Risk Officer and
---------------------------  Director
Michael S. Smith

Signature                    Title
---------------------------  ---------------------------------------------------
/s/ See Yeng Quek            Senior Vice President and Director
---------------------------
See Yeng Quek

/s/ Donna D. DeRosa          Director
---------------------------
Donna D. DeRosa

/s/ Jude T. Driscoll         Director
---------------------------
Jude T. Driscoll

/s/ Barbara S. Kowalczyk     Director
---------------------------
Barbara S. Kowalczyk

For Dennis Glass and Frederick J. Crawford:

State of Pennsylvania      )
                           ) SS
County of Philadelphia     )

Sworn and subscribed before me this 3rd day of April, 2006.

/s/ Maureen A. Cullen
-----------------------------------
Notary Public
My Commission Expires: 9/13/08

For Michael S. Smith:

State of Indiana           )
                           ) SS
County of Allen            )

Sworn and subscribed before me this 3rd day of April, 2006.

/s/ Sharlene K. Honegger
-----------------------------------
Notary Public
My Commission Expires: 2/29/08

For See Yeng Quek:

State of Pennsylvania      )
                           ) SS
County of Philadelphia     )

Sworn and subscribed before me this 3rd day of April, 2006.

/s/ Joann Murphy
-----------------------------------
Notary Public
My Commission Expires: 10/31/09

For Donna D. DeRosa:

State of Connecticut       )
                           ) SS
County of Hartford         )

Sworn and subscribed before me this 31st day of March, 2006.

/s/ Martha Jarvis
------------------------------------
Notary Public
My Commission Expires: Sep. 30, 2007

For Jude T. Driscoll:

State of Pennsylvania      )
                           ) SS
County of Philadelphia     )

Sworn and subscribed before me this 3rd day of April, 2006.

/s/ Joann Murphy
-----------------------------------
Notary Public
My Commission Expires: 10/31/09

For Barbara S. Kowalczyk:

State of Pennsylvania      )
                           ) SS
County of Philadelphia     )

Sworn and subscribed before me this 3rd day of April, 2006.

/s/ Maureen A. Cullen
-----------------------------------
Notary Public
My Commission Expires: 9/13/08